As filed with the Securities and Exchange Commission on February 25, 2016

Securities Act File No. 33-80966

Investment Company Act File No. 811-8598

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐
Post-Effective Amendment No. 45	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 46	☒

The Commerce Funds

(Exact Name of Registrant as Specified in Charter)

922 Walnut Street, Fourth Floor

Mail Code=TB4-1

Kansas City, Missouri 64106

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

1-800-995-6365

Diana E. McCarthy

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 29, 2016 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: none

The Commerce Funds PAGE 1

Commerce Growth Fund – Summary

CUSIP: 200626406

Investment Objective

The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Growth Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.41%
Acquired (Underlying) Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses (1) (2) (3)	0.82%

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees and expenses.

(2)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses, during the current fiscal year to 1.00% of the Fund’s average daily net assets through March 1, 2017. After this date, the Adviser or the Fund may terminate the contractual arrangement.

(3)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$456	$1,015

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PAGE 2 The Commerce Funds

Principal Investment Strategies

•	Under normal market conditions, the Fund invests at least 65% of its total assets in stocks, primarily common stock.

•

Using a predominantly quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks of companies that have had below average price volatility in the past. The Fund’s Adviser believes that investing in a balanced portfolio of companies with below-average price volatility will lead to future capital appreciation.

•	The Fund may invest a significant amount of its assets from time to time in the technology sector.

•

The Fund generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000® Growth Index (“Index”). The equity capitalization range of public companies in the Index was $259.5 million to $583.6 billion as of December 31, 2015.

Principal Risks

Equity Securities Risk:  Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Issuer Risk:  The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Purchase and Redemption Risk:  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk:  The market values of equity securities owned by the Fund may decline, at times sharply and unpredictably. It includes the risk that a particular style of investing, such as growth, may underperform other styles of investing or the market generally.

continued

The Commerce Funds PAGE 3

Commerce Growth Fund – Summary (continued)

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Mid-Cap Risk:  Investing in securities of mid-sized companies may be riskier than investing in larger, more established companies. Mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

Quantitative Model Risk:  Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Technology Securities Risk:  The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

PAGE 4 The Commerce Funds

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q1 ‘12 Worst Quarter* Q4 ‘08	+15.62% –20.55%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2015	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	5.47%	11.96%	7.12%	8.12%
Returns After Taxes on Distributions	2.82%	8.98%	5.65%	6.63%
Returns After Taxes on Distributions and Sale of Shares	5.34%	9.10%	5.55%	6.57%
Russell 1000® Growth Index*	5.67%	13.53%	8.53%	9.06%

*	The Russell 1000® Growth Index, an unmanaged index, measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

Management

Investment Advisor

Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

Portfolio Managers

Joseph C. Williams III, CFA, Senior Vice President, has managed the Fund since inception (1994). Nong Lin, Ph.D, CFA, Vice President, has managed the Fund since 2012.

continued

The Commerce Funds PAGE 5

Commerce Growth Fund – Summary (continued)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 6 The Commerce Funds

Commerce Value Fund – Summary

CUSIP: 200626828

Investment Objective

The investment objective of the Fund is to seek capital appreciation, and secondarily, current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Value Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.43%
Acquired (Underlying) Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses (1)	0.75%
Less Fee Waiver and/or Expense Reimbursements (2)	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%

(1)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

(2)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets through March 1, 2017. After this date, the Adviser or the Fund may terminate the contractual arrangement

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$236	$413	$926

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

continued

The Commerce Funds PAGE 7

Commerce Value Fund – Summary (continued)

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

•	Under normal market conditions, the Fund invests at least 65% of its total assets in stocks, primarily common stock.

•

Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks within the Russell 1000® Value Index (“Index”) universe that have an above average dividend yield, as determined by the Adviser. The Fund seeks a higher return than the Index over time through a combination of capital appreciation and dividend income. The Fund utilizes a diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•	The Fund may invest a significant amount of its assets from time to time in the financial sector.

•

The Fund generally purchases common stock of companies whose characteristics are comparable to those included in the Index. The equity capitalization range of public companies in the Index was $259.5 million to $443.2 billion as of December 31, 2015.

Principal Risks

Equity Securities Risk:  Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Financial Sector Risk:  The Fund’s performance may be adversely affected by events affecting the financial sectors, if it invests a relatively large percentage of its assets in those sectors. The financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in those sectors.

PAGE 8 The Commerce Funds

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Large Shareholder Purchase and Redemption Risk:  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Issuer Risk:  The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Market Risk:  The market values of equity securities owned by the Fund may decline, at times sharply and unpredictably. It includes the risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.

Mid-Cap Risk:  Investing in securities of mid-sized companies may be riskier than investing in larger, more established companies. Mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

Quantitative Model Risk:  Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with these practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

continued

The Commerce Funds PAGE 9

Commerce Value Fund – Summary (continued)

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q4 ‘08	+17.18% –19.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2015	1 Year	5 Years	10 Years	Since Inception (3/03/97)
Returns Before Taxes	–0.92%	12.52%	6.36%	6.11%
Returns After Taxes on Distributions	–4.03%	11.22%	5.31%	5.34%
Returns After Taxes on Distributions and Sale of Shares	2.05%	10.03%	5.15%	5.02%
Russell 1000® Value Index*	–3.83%	11.27%	6.15%	7.56%

*	The Russell 1000® Value Index, an unmanaged index, measures the performance of the large-cap value segment of the U.S. equity universe. It includes Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 10 The Commerce Funds

Management

Investment Advisor

Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

Portfolio Managers

Joseph C. Williams III, CFA, Senior Vice President, has managed the Fund since inception (1997). Matthew J. Schmitt, CFA, Vice President, has managed the Fund since 2004. Nong Lin, Ph.D, CFA, Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 11

Commerce MidCap Growth Fund – Summary

CUSIP: 200626505

Investment Objective

The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

MidCap Growth Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.39%
Acquired (Underlying) Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses (1) (2)	0.90%

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees and expenses.

(2)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$288	$500	$1,111

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These

PAGE 12 The Commerce Funds

costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies
•

Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in mid-cap issuers. These issuers will have public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Growth® Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The equity capitalization range of public companies in the Index was $259.5 million to $30.4 billion as of December 31, 2015.

•

Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stock of companies that have had below-average price volatility in the past. The Fund’s adviser believes that investing in a balanced portfolio of companies with below-average price volatility will lead to future capital appreciation.

•	The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Principal Risks

Equity Securities Risk:  Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Issuer Risk:  The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Purchase and Redemption Risk:  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value

continued

The Commerce Funds PAGE 13

Commerce MidCap Growth Fund – Summary (continued)

and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Market Risk:  The market values of equity securities owned by the Fund may decline, at times sharply and unpredictably. It includes the risk that a particular style of investing, such as growth, may underperform other styles of investing or the market generally.

Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

PAGE 14 The Commerce Funds

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q4 ‘08	+17.13% –24.01%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2015	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	1.35%	9.54%	7.18%	8.09%
Returns After Taxes on Distributions	–0.57%	7.24%	5.85%	7.03%
Returns After Taxes on Distributions and Sale of Shares	2.41%	7.44%	5.74%	6.79%
Russell Midcap® Growth Index*	–0.20%	11.53%	8.16%	9.82%

*	The Russell Midcap® Growth Index, an unmanaged index, measures the performance of the mid-cap growth segment at the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses. Inception date of the Index return is 12/30/94 as daily value was unavailable at 12/12/94.

Management

Investment Advisor

Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

continued

The Commerce Funds PAGE 15

Commerce MidCap Growth Fund – Summary (continued)

Portfolio Managers

Joseph C. Williams III, CFA, Senior Vice President, has managed the Fund since 2006. Nong Lin, Ph.D, CFA, Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 16 The Commerce Funds

Commerce Bond Fund – Summary

CUSIP: 200626208

Investment Objective

The investment objective of the Fund is to seek total return through current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Bond Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Other Expenses	0.29%

Total Annual Fund Operating Expenses (1)	0.68%

(1)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses, during the current fiscal year to 0.80% of the Fund’s average daily net assets through March 1, 2017. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$216	$376	$842

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

continued

The Commerce Funds PAGE 17

Commerce Bond Fund – Summary (continued)

Principal Investment Strategies

•

Security Types:  Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in bonds. In seeking current income and capital appreciation, the Fund invests in a diversified portfolio of primarily investment-grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as municipal bonds. The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy. The Fund may invest up to 80% of its total assets in mortgage-backed and asset-backed securities.

•

Credit Quality:  Sixty-five percent of debt securities at the time of purchase by the Fund will be rated investment grade (AAA, AA, A, BBB or an equivalent rating) by one of the major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) that has assigned a rating to the security or, if unrated, deemed to be investment-grade quality by the Adviser. In addition, the Fund may invest up to 10% of its total assets in high yield (non-investment grade) securities known as junk bonds and up to 35% of its total assets in obligations rated BBB or Baa by one of the major credit rating agencies.

•

Maturity Distribution:  To achieve capital appreciation, the Fund’s average effective duration will be within 30% of the Barclays Capital U.S. Aggregate Bond Index (“Index”), although the Fund has no restriction on the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 4.5 years, the Fund’s assets would have a duration of between 3.15 years and 5.85 years. As of December 31, 2015, the duration of the Fund was 5.03 years, while the duration of the Index was 5.68 years. Duration is a measure of a fund’s sensitivity to interest rates. For example, a fund with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 1%. A fund with a duration of 4 years would be twice as volatile as a fund with a duration of 2 years.

Principal Risks

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk:  Credit risk is the risk that an issuer or guarantor of a fixed-income security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This

PAGE 18 The Commerce Funds

may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

High Yield Risk:  High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Issuer Risk:  The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Purchase and Redemption Risk:  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually

continued

The Commerce Funds PAGE 19

Commerce Bond Fund – Summary (continued)

high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Market Risk:  The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Mortgage-Backed and Asset-Backed Risk:  Mortgage-backed securities, especially collateralized mortgage-backed securities, and asset-backed securities may be subject to risks that include price volatility, liquidity, enhanced sensitivity to interest rates, and greater risk of default during periods of economic downturn than other securities. As a result, these securities may be more difficult to value and liquidate, if necessary. To the extent the Fund invests in mortgage-backed securities that may be prepaid at the option of the obligor, sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, economic conditions at the state, regional and federal level may adversely affect the municipal bond market and an issuer’s ability to repay the obligation. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

Privately Issued Mortgage-Related Securities Risk:  Privately issued mortgage-related securities pose the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. Although many U.S. Government securities purchased by the Fund may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other

PAGE 20 The Commerce Funds

fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q2 ‘13	+5.01% –2.05%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

continued

The Commerce Funds PAGE 21

Commerce Bond Fund – Summary (continued)

Average Annual Total Returns

For the periods ended December 31, 2015	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	0.11%	3.84%	5.36%	5.91%
Returns After Taxes on Distributions	–1.40%	2.21%	3.65%	3.80%
Returns After Taxes on Distributions and Sale of Shares	0.07%	2.28%	3.50%	3.74%
Barclays Capital U.S. Aggregate Bond Index*	0.55%	3.25%	4.51%	5.92%

*	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Index figures do not reflect any deduction for fees, taxes or expenses.

Management

Investment Advisor

Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

Portfolio Managers

Scott M. Colbert, CFA, Senior Vice President, has managed the Fund since inception (1994). Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 22 The Commerce Funds

Commerce Short-Term Government Fund – Summary

CUSIP: 200626109

Investment Objective

The investment objective of the Fund is to seek current income with preservation of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Short-Term Government Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
Other Expenses	0.37%

Total Annual Fund Operating Expenses (1)	0.83%
Less Fee Waiver and/or Expense Reimbursements	(0.15)%

Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.68%

(1)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses, during the current fiscal year to 0.68% of the Fund’s average daily net assets through March 1, 2017. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$250	$446	$1,011

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

continued

The Commerce Funds PAGE 23

Commerce Short-Term Government Fund – Summary (continued)

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes, bonds and inflation-protected obligations) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies). The Fund may also purchase other mortgage-backed securities, which are sold by private issuers. The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

•

The Fund invests primarily in securities rated investment grade (AAA, AA, A, BBB or an equivalent rating) by one of the major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) that has assigned a rating to the security or, if unrated, deemed to be investment-grade quality by the Adviser.

•

Maturity Distribution:  The Fund emphasizes purchasing short-term bonds. The Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and government mortgage-backed securities that have average lives or remaining maturities of five years or less.

•	The Fund actively manages maturities to take advantage of changes in interest rates. The dollar-weighted average maturity of the Fund’s investments will not exceed three years.

Principal Risks

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk:  Credit risk is the risk that an issuer or guarantor of a fixed-income security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

PAGE 24 The Commerce Funds

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Inflation Protected Security Risk:  The value of inflation protected securities, such as U.S. Treasury inflation protected public obligations, commonly known as “TIPS,” generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds because of their inflation adjustment feature.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a portfolio duration of two years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 2%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Large Shareholder Purchase and Redemption Risk:  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual

continued

The Commerce Funds PAGE 25

Commerce Short-Term Government Fund – Summary (continued)

funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Market Risk:  The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Mortgage-Backed Risk:  Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to risks that include price volatility, liquidity, and enhanced sensitivity to interest rates. As a result, mortgage-backed securities may be more difficult to value and liquidate, if necessary. To the extent the Fund invests in mortgage-backed securities that may be prepaid at the option of the obligor, sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

U.S. Government Securities Risk:  Most of the securities in which the Fund invests are not backed by the full faith and credit of the U.S. Government. The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how

PAGE 26 The Commerce Funds

the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘08 Worst Quarter* Q2 ‘13	+2.64% –0.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2015	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	0.35%	1.14%	2.95%	4.18%
Returns After Taxes on Distributions	–0.25%	0.28%	1.80%	2.51%
Returns After Taxes on Distributions and Sale of Shares	0.20%	0.53%	1.85%	2.56%
Citigroup 1-5 Year Treasury/ Government Sponsored Index*	0.89%	1.21%	3.07%	4.51%

*	The Citigroup 1-5 Year Treasury/Government Sponsored Index is an unmanaged index comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 27

Commerce Short-Term Government Fund – Summary (continued)

Management

Investment Advisor

Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

Portfolio Managers

Scott M. Colbert, CFA, Senior Vice President, has managed the Fund since inception (1994). Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 28 The Commerce Funds

Commerce National Tax-Free Intermediate Bond Fund – Summary

CUSIP: 200626703

Investment Objective

The investment objective of the Fund is to seek current income exempt from federal income tax as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

National Tax-Free Intermediate Bond Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of your investment)
Management Fees	0.38%
Other Expenses	0.26%
Acquired (Underlying) Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses (1) (2)	0.65%

(1)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets through March 1, 2017. After this date, the Adviser or the Fund may terminate the contractual arrangement.

(2)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$361	$809

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

continued

The Commerce Funds PAGE 29

Commerce National Tax-Free Intermediate Bond Fund – Summary (continued)

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes, (measured at the time of purchase) in municipal bonds issued by or on behalf of the states, territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the income from which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	Up to 20% of the Fund’s net assets may be invested in municipal bonds that are not exempt from regular federal income tax or federal alternative minimum taxes.

•

Credit Quality:  Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) both subsequently and at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. Subsequent to purchase, the Funds’ municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non-investment grade) securities.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. The average dollar-weighted effective maturity of the Fund’s portfolio securities will be three to ten years, under normal market conditions.

•

Duration:  The average effective duration of the Fund will be within 30% of the duration of the Barclays Capital 3-15 Year Blend Municipal Bond Index (“Index”), although the Fund has no restriction as to the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 6.0 years, the Fund’s assets would have a duration of between 4.20 years and 7.80 years. As of December 31, 2015, the duration of the Fund was 5.60 years, while the duration of the Index was 5.09 years. Duration is a measure of a fund’s sensitivity to interest rates. For example, a fund with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 1%. A fund with a duration of 4 years would be twice as volatile as a fund with a duration of 2 years.

•	The Fund strives to minimize net realized capital gains.

PAGE 30 The Commerce Funds

Principal Risks

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk:  Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Large Shareholder Purchase and Redemption Risk:  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

continued

The Commerce Funds PAGE 31

Commerce National Tax-Free Intermediate Bond Fund – Summary (continued)

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Market Risk:  The market values of municipal bonds owned by the Fund may decline, at times sharply and unpredictably.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, economic conditions at the state, regional and federal level may adversely affect the municipal bond market and an issuer’s ability to repay the obligation. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease.

State and U.S. Territory Risk:  The Fund’s portfolio is generally widely diversified among issuers of municipal securities. From time to time, however, the Fund may invest a significant amount of assets in the municipal securities of a particular state or territory, such as Puerto Rico. Adverse political and economic conditions and developments affecting a state or territory may, in turn, negatively affect the Fund’s performance.

Tax Risk:  Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated

PAGE 32 The Commerce Funds

performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q4 ‘10	+4.67% –3.63%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2015	1 Year	5 Years	10 Years	Since Inception (2/21/95)
Returns Before Taxes	2.96%	4.79%	4.28%	4.68%
Returns After Taxes on Distributions	2.95%	4.67%	4.16%	4.56%
Returns After Taxes on Distributions and Sale of Shares	2.63%	4.42%	4.09%	4.49%
Barclays Capital 3-15 Year Blend Municipal Bond Index*	3.06%	4.64%	4.66%	4.84%

*	The Barclays Capital 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

Management

Investment Advisor

Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

continued

The Commerce Funds PAGE 33

Commerce National Tax-Free Intermediate Bond Fund – Summary (continued)

Portfolio Managers

Brian P. Musielak, CFA, Senior Vice President, has managed the Fund since 1999. Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 34 The Commerce Funds

Commerce Missouri Tax-Free Intermediate Bond Fund – Summary

CUSIP: 200626802

Investment Objective

The investment objective of the Fund is to seek current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Missouri Tax-Free Intermediate Bond Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.36%
Other Expenses	0.29%
Acquired (Underlying) Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses (1) (2)	0.67%

(1)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets through March 1, 2017. After this date, the Adviser or the Fund may terminate the contractual arrangement.

(2)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$213	$371	$830

continued

The Commerce Funds PAGE 35

Commerce Missouri Tax-Free Intermediate Bond Fund – Summary (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase), in Missouri municipal bonds, the income from which, in the opinion of bond counsel, is exempt from regular federal income taxes, federal alternative minimum taxes and Missouri taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. In addition to obligations issued by the State of Missouri and its subdivisions, authorities, instrumentalities and agencies, the Fund may also invest in obligations issued by U.S. territories, commonwealths and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from federal and Missouri income tax. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.

•	The Fund strives to minimize net realized capital gains.

•

Credit Quality:  Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) both subsequently and at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. Subsequent to purchase, the Funds’ municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non-investment grade) securities.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be three to ten years.

•	The Fund is classified as non-diversified under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

PAGE 36 The Commerce Funds

Principal Risks

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk:  Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually

continued

The Commerce Funds PAGE 37

Commerce Missouri Tax-Free Intermediate Bond Fund – Summary (continued)

high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Market Risk:  The market values of municipal bonds owned by the Fund may decline, at times sharply and unpredictably.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, the supply of and demand for Missouri municipal obligations could cause greater volatility in the value of the Fund’s shares. The actual payment of principal and interest on the Missouri bonds is dependent on the Missouri General Assembly allotting money each fiscal year for payment. If economic conditions in Missouri decline, the payment of principal and interest on Missouri bonds could be adversely affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease.

Non-Diversified Risk:  Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

State-Specific Risk:  Because the Fund primarily purchases municipal bonds from Missouri, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. Some of the major sectors of Missouri’s economy include agriculture, manufacturing, government, services and trade, transportation and utilities. Downturns in these sectors could therefore have a negative effect on the economy of Missouri or the economies of any of its political subdivisions and the ability of these issuers to repay their obligations with respect to municipal bonds.

Tax Risk:  Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

U.S. Territory Risk:  Adverse political and economic conditions and developments affecting any U.S. territory, commonwealth or possession may, in turn, negatively affect the Fund’s performance.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

PAGE 38 The Commerce Funds

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q4 ‘10	+3.80% –3.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2015	1 Year	5 Years	10 Years	Since Inception (2/21/95)
Returns Before Taxes	2.67%	3.92%	3.79%	4.36%
Returns After Taxes on Distributions	2.67%	3.86%	3.74%	4.31%
Returns After Taxes on Distributions and Sale of Shares	2.58%	3.74%	3.70%	4.26%
Barclays Capital 3-15 Year Blend Municipal Bond Index*	3.06%	4.64%	4.66%	4.84%

*	The Barclays Capital 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 39

Commerce Missouri Tax-Free Intermediate Bond Fund – Summary (continued)

Management

Investment Advisor

Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

Portfolio Managers

Brian P. Musielak, CFA, Senior Vice President, has managed the Fund since 1999. Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 40 The Commerce Funds

Commerce Kansas Tax-Free Intermediate Bond Fund – Summary

CUSIP: 200626786

Investment Objective

The investment objective of the Fund is to seek current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There is no sales charge imposed on purchases of shares.

Kansas Tax-Free Intermediate Bond Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Distributions	None
Maximum Deferred Sales Charge (load) Imposed on Redemptions	None
Redemption Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Other Expenses	0.34%
Acquired (Underlying) Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses (1)	0.85%
Less Fee Waiver and/or Expense Reimbursement (2)	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%

(1)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

(2)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets through March 1, 2017. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example:  This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

continued

The Commerce Funds PAGE 41

Commerce Kansas Tax-Free Intermediate Bond Fund – Summary (continued)

return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$258	$457	$1,033

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

•

Security Types:  Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Kansas municipal bonds, the income from which, in the opinion of bond counsel, is exempt from regular federal income taxes, federal alternative minimum taxes and Kansas taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. In addition to obligations issued by the State of Kansas and its subdivisions, authorities, instrumentalities and agencies, the Fund may also invest in obligations issued by U.S. territories, commonwealths and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from federal and Kansas income tax. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.

•	The Fund strives to minimize net realized capital gains.

•

Credit Quality:  Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) both subsequently and at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. Subsequent to purchase, the Funds’ municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non-investment grade) securities.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be three to ten years.

•	The Fund is classified as non-diversified under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

PAGE 42 The Commerce Funds

Principal Risks

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk:  Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Large Shareholder Purchase and Redemption Risk:  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk:  The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the

continued

The Commerce Funds PAGE 43

Commerce Kansas Tax-Free Intermediate Bond Fund – Summary (continued)

lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Market Risk:  The market values of municipal bonds owned by the Fund may decline, at times sharply and unpredictably.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, the supply of and demand for Kansas municipal obligations could cause greater volatility in the value of the Fund’s shares. The actual payment of principal and interest on the Kansas bonds is dependent on the Kansas legislature allotting money each fiscal year for payment. If economic conditions in Kansas decline, the payment of principal and interest on Kansas bonds could be adversely affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease.

Non-Diversified Risk:  Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

State-Specific Risk:  Because the Fund primarily purchases municipal bonds from Kansas, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. While Kansas’s agricultural sector is a key component of the state’s economy, other major sectors include trade, services, biosciences, renewable energy and manufacturing, including transportation equipment manufacturing. Downturns in these sectors could therefore have a negative effect on the economy of Kansas or the economies of any of its political subdivisions and the ability of these issuers to repay their obligations with respect to municipal bonds.

Tax Risk:  Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

U.S. Territory Risk:  Adverse political and economic conditions and developments affecting any U.S. territory, commonwealth or possession may, in turn, negatively affect the Fund’s performance.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

PAGE 44 The Commerce Funds

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. More information about such prior performance is available under “More Information About Fees and Performance.” To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1-800-995-6365.

Year-by-Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ‘09 Worst Quarter* Q4 ‘10	+3.66% –2.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or individual retirement account (IRA).

Average Annual Total Returns

For the periods ended December 31, 2015	1 Year	5 Years	10 Years	Since Inception (12/26/00)
Returns Before Taxes	2.79%	4.11%	3.89%	4.17%
Returns After Taxes on Distributions	2.78%	4.07%	3.83%	4.11%
Returns After Taxes on Distributions and Sale of Shares	2.53%	3.85%	3.75%	4.02%
Barclays Capital 3-15 Year Blend Municipal Bond Index*	3.06%	4.64%	4.66%	4.84%

*	The Barclays Capital 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 45

Commerce Kansas Tax-Free Intermediate Bond Fund – Summary (continued)

Management

Investment Advisor

Commerce Investment Advisors, Inc. serves as the investment adviser for the Fund.

Portfolio Managers

Brian P. Musielak, CFA, Senior Vice President, has managed the Fund since 2000. Brent L. Schowe, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information

The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

PAGE 46 The Commerce Funds

More Information on Investment Objectives, Securities, Investment Practices and Risks

Investment Objectives:  A Fund’s investment objective may not be changed by the Funds’ Board of Trustees without shareholder approval.

Securities and Investment Practices:  The Funds’ Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds’ Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds’ investment policies.

The Funds publish on their website (www.commercefunds.com) complete portfolio holdings for the Funds as of the end of each month no earlier than 10 calendar days after month end. In addition, the Funds publish on their website as of the end of each month top 10 holdings no earlier than 15 calendar days after month end. The portfolio holdings information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

The securities, risks and investment practices that are considered to be “principal” securities, risks and investment practices of each Fund are discussed on pages 2 through 43 of this prospectus. The following section takes a closer look at certain of the Funds’ principal investment strategies and related risks, which are summarized in the summary section of each Fund. It also explores the various other investment securities and techniques that the Adviser may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the Statement of Additional Information. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds’ investment objectives and strategies.

Asset-Backed Risk:  Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater chance of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Funds’ ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor, which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition,

The Commerce Funds PAGE 47

because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Bank Capital Securities and Trust Preferred Securities Risk:  There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risk or securities with less favorable features.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. A bond’s credit rating, or that of its guarantor, could be downgraded. A Fund could lose money in either of these instances. The creditworthiness of an issuer or its guarantor may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more national recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. and Fitch Ratings. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. When a municipal security is guaranteed or insured, the Adviser will use the credit rating of the guarantor or insurer if it is higher than the rating of the issuer. Ratings are not guarantees of quality and may be subject

PAGE 48 The Commerce Funds

to change even after a security has been acquired. Not all fixed income securities are rated. The Bond Fund may invest up to 10% of its total assets in high yield securities and up to 35% of its total assets in obligations rated BBB or Baa by certain ratings services. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuer’s capacity to pay interest and repay principal. Subsequent to purchase, portfolio securities of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (the “Tax-Free Funds”) may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Tax-Free Funds may not hold more than 5% of their total assets in high yield (non-investment grade) securities. High yield securities and obligations rated BBB or Baa by certain ratings services are riskier than higher-rated obligations. See “High Yield Securities Risk” for more information.

Credit Enhancement Risk:  A single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect that Fund, as it may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Currency Risk:  Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or foreign governments or central banks, or by currency controls or political developments in the United

The Commerce Funds PAGE 49

States or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Cyber Security Risk:  With the increased use the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and the Adviser, the Trust’s Co-Administrators, the Transfer Agent, the Distributor, the Funds’ other service providers and the vendors of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). Cyber breaches could occur as a result of malicious or criminal cyber-attacks or from human error, faulty or inadequately implemented policies and procedures or other system failures unrelated to external cyber threats. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks or (iv) otherwise disrupt normal business operations.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause a shareholder’s investment in the Fund to lose value. For instance, they may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage to the Funds. They could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient or unavailable to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks, which are ever changing, may be highly sophisticated.

Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.

Equity Securities Risk:  Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity

PAGE 50 The Commerce Funds

securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.

Financial Sector Risk:  A Fund’s performance may be adversely affected by events affecting the financial sectors, if it invests a relatively large percentage of its assets in those sectors. The financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in those sectors and have increased the volatility of investments in those sectors. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology, increased regulation and the pressure to compete globally.

Foreign Risk:  Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions and the legal remedies for investors may be more limited than the remedies available in the United States. Also, the costs attributable to investing abroad are usually higher than those of investing in the United States. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility and political and economic instability. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

The Bond Fund may invest in foreign debt and in the securities of foreign governments. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, may attempt to renegotiate the debt at a lower rate or may not honor investments by U.S. entities or citizens, and a Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s

The Commerce Funds PAGE 51

willingness or ability to repay principal and pay interest may be affected by, among other things, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders and the political constraints to which a sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

The Growth, Value, and MidCap Growth Funds may invest in ADRs, and other depositary receipts, some of which may not be sponsored by the issuing institution. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

High Yield Securities Risk:  The Bond Fund may invest up to 10% of its total assets in high yield securities, and the Tax-Free Funds may invest up to 5% of their total assets in such securities. High yield securities are those securities rated “BB” or below by S&P, “Ba” or below by Moody’s or an equivalent rating by Fitch, and are commonly referred to as “junk bonds.” Subsequent to purchase, portfolio securities of the Tax-Free Funds may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. High yield securities tend to be more sensitive to economic conditions and may be more volatile than higher-rated securities of similar maturity. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value. Markets have recently experienced dramatic volatility and economic uncertainty continues.

Income Risk:  A Fund’s portfolio income may decline because of falling market interest rates. In a falling interest rate environment, a Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Inflation Protected Security Risk:  The principal and interest payments of inflation protected public obligations of the U.S. Treasury commonly known as “TIPS,” are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. Therefore, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services.

PAGE 52 The Commerce Funds

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more the Fund’s share price will go up or down in response to interest rate changes. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at or near historically low levels. As the Federal Reserve Board has begun tapering its quantitative easing program and in December of 2015 raised the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Thus, the Funds currently face a heightened level of interest rate risk.

Investment Companies Risk:  The Funds may invest, consistent with their respective investment objectives and strategies, in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies (except money market funds). The Funds will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, the Funds are authorized to invest substantially all of their assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as the Funds.

Exchange-traded funds are shares of unaffiliated investment companies that are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System. The market price of shares of exchange-traded funds is expected to fluctuate based on both changes in the shares’ NAVs as well as supply of and demand for the shares on an exchange.

Investment Risk:  The value of your investment in a Fund may fluctuate, which means that you could lose money. The types of investments held by the Fund may not perform as well as other types of investments.

Investment Style Risk:  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may

The Commerce Funds PAGE 53

lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Issuer Risk:  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Large Shareholder Purchase and Redemption Risk:  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk:  The Funds may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Markets for some portfolio securities, particularly fixed income securities, may periodically experience lower valuations and reduced liquidity, which may adversely affect a Fund’s performance. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at a time or price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these actions could negatively affect Fund performance.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. Liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances under which large numbers of market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results. The Adviser’s assessment of companies whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions. See “Quantitative Model Risk” for more information.

PAGE 54 The Commerce Funds

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease, sometimes rapidly or unpredictably. Your shares at redemption may be worth more or less than your initial investment.

The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under “Interest Rate Risk,” the U.S. is experiencing historically low interest rate levels. However, continued economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the risk that interest rates will rise in the near future. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. As such, the fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

In recent years, U.S. and international markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this prospectus may be heightened. The U.S. Government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. Continuing market problems and government intervention in the economy may adversely effect the Funds.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal. A Fund may invest in bonds of varying maturities. A bond’s

The Commerce Funds PAGE 55

maturity is one indication of the interest rate exposure of a security. Generally, the longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in securities of larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund’s NAV may be subject to rapid and substantial changes if it invests in these stocks.

Mortgage-Backed Risk:  In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (“CMOs”) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser’s analysis of the market value of the security. The Bond Fund may purchase “stripped” mortgage-backed securities (“SMBS”) and other types of “stripped” securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped. Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed in recent years to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These

PAGE 56 The Commerce Funds

conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

Municipal Bond Risk:  Payment on municipal bonds held by a Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining a deficiency judgment. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds. The obligations of the issuer to pay the principal of and interest on a municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal bond may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment.

Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond and the Kansas Tax-Free Intermediate Bond Funds are non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund’s assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Portfolio Turnover Risk:  The Funds may buy and sell investments relatively often. Such a strategy could hinder performance because it often involves higher expenses, including

The Commerce Funds PAGE 57

brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains. Tax and transaction costs lower a Fund’s effective return for investors.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Fund may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues—securities backed by pools of loans—payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage- or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Privately Issued Mortgage-Related Securities Risk:  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Privately issued mortgage-related securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Quantitative Model Risk:  Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. The quantitative model used by the Adviser to manage a Fund may not perform as expected, particularly in volatile markets.

PAGE 58 The Commerce Funds

Real Estate Investment Trust (“REIT”) Risk:  REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreement Risk:  Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. With respect to collateral received in repurchase transactions, a Fund may have significant exposure to financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on a Fund, including minimizing the value of any collateral.

Short-Term Investing Risk:  For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund’s shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

State-Specific Risk:  The Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest their assets predominantly in Missouri or Kansas bonds, respectively. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly or Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and Kansas Constitution and other laws could result in certain adverse consequences affecting Missouri bonds or Kansas bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

The Commerce Funds PAGE 59

Tax Risk:  A Fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal bonds is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exemption statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity, price and marketability of municipal bonds, which could in turn affect a fund’s ability to buy and sell municipal bonds at favorable yield and price levels.

Technology Securities Risk:  Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology companies, and a Fund’s concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association (“GNMA”)), (ii) the right of the issuer to borrow from the U.S. Treasury (such as the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“FNMA”)), or (iv) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“FHLMC”)). Although many U.S. Government securities purchased by a Fund, such as those issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. FNMA and FHLMC have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FNMA and FHLMC and the value of their debt and equity securities and the securities which they guarantee.

U.S. Territory Risk:  To the extent such obligations are exempt from federal or applicable state income taxes, the Tax-Free Funds may invest in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands and Guam, in order to achieve their investment objectives. The Bond Fund and the Short-Term Government Fund may also invest a portion of their assets in such obligations. Accordingly, the Funds may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

PAGE 60 The Commerce Funds

Account Policies And Features

The following information is intended to help you understand more fully how to purchase and redeem shares of Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Shares

How Are Shares Priced?

You pay no sales charges (loads) to invest in shares of these Funds. Your share price is each Fund’s net asset value (NAV), which is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE). Your order will be priced at the next NAV calculated after your order is received in proper form by The Commerce Funds’ Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in proper form by the close of regular trading on the NYSE that day. If The Commerce Funds receives your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Shares will generally not be priced on the days on which the NYSE is closed for trading although shares of the Fixed Income Funds may be priced on such days if the Security Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets open for all or part of the day. Each Fund’s investments are valued based on market value, or where market quotations or pricing service prices are not readily available, based on fair value calculated according to procedures adopted by the Board of Trustees. A Fund may also fair value price if the value of a security it holds has been materially affected by significant events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly happens with foreign securities, but it may also occur with domestic securities.

Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments, as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to, corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, fair valuation involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value assigned to a particular security is accurate.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.

The Commerce Funds PAGE 61

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses). However, investments in exchange traded funds are valued at their last sale price or official closing price at the principal exchange or system on which they traded. If no sale occurs, these investments will be valued at the last bid price.

Certain short-term securities may be valued at amortized cost, which approximates fair value.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the NYSE and/or the bond markets do not open for business, the Funds may, but are not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. In addition, on any business day when SIFMA recommends that bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. To learn whether a Fund is open for business during an emergency situation, please call 1-800-995-6365.

How to Calculate NAV

NAV =	(Value of Assets) – (Liabilities)
Number of Outstanding Shares

What Is The Minimum Investment For The Funds?

	Initial Investment	Additional Investments
Regular account	$1,000	$250
Automatic investment account	$500	$50/month
Individual retirement accounts (exceptSEP, SIMPLE IRAs and Mandatory Rollovers), Keogh plans, corporate retirement plans, public employer deferred plans, profit sharing plans and 401(k) plans	$1,000	$250
SEP and SIMPLE IRAs	$50	$50/month

What Is The Minimum Investment If I Am An Employee Of Commerce Bancshares Or Another Commerce Funds Service Provider?

For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., Boston Financial Data Services (“BFDS”) and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

	Initial Investment	Additional Investments
Regular account	$250	$100
Automatic investment account	$100	$25/quarter
Individual retirement accounts (including SEP, SIMPLE and Roth IRAs) and Keogh plans	$100	$25/quarter

How Do I Buy Shares?

The following section describes features and gives specific instructions on how to purchase Fund shares directly from The Commerce Funds. See “General Policies” for a description of

PAGE 62 The Commerce Funds

The Commerce Funds’ excessive trading policies. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1.  Consider The Following Features To Customize Your Account:

•

Making Automatic Investments:  The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House are eligible. Check with your financial institution to determine eligibility.

•

Using Dollar Cost Averaging:  Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

2.  Contact The Commerce Funds To Open Your Account:

By Mail:

Complete an account application. Mail the completed application and a check payable to The Commerce Funds to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

In Person

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

•	Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening an account.

•	If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

The Commerce Funds PAGE 63

How Do I Add To My Commerce Funds Account?

To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:

State Street Bank and Trust Company, with these instructions:

— ABA #011000028

— DDA #99042814

— Beneficiary: Commerce Funds

— Your name and address

— Your social security or tax ID number

— Name of the Fund

— Your new account number

What Are My Options For Changing My Investment Within The Commerce Funds?

•

Changing Shares From Fund To Fund:  As a shareholder, you have the privilege of exchanging your shares for shares of any other Commerce Fund. Exchanges may also be made into the FST Shares of Goldman Sachs Financial Square Prime Obligations Portfolio (“Money Market Fund”). Goldman Sachs Asset Management, L.P., an affiliate of Goldman, Sachs & Co. and a co-administator of the Trust, serves as investment adviser for the Money Market Fund.

Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days’ notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the SEC. Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring. In addition, please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

•

Making Automatic Exchanges:  You may request on your account application that a specified dollar amount of shares be automatically exchanged for shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund’s minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

•

Cross Reinvesting Of Distributions:  You may invest dividend or capital gain distributions from one Fund to another Fund. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or

PAGE 64 The Commerce Funds

distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under “Changing Shares From Fund to Fund.”

Redeeming Shares

You May Sell Shares At Any Time:  Your shares will be sold at the NAV next calculated after The Commerce Funds’ Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within one week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until payment has been collected, which could be up to 15 business days. Please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

Receipt Of Proceeds From A Sale:  Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Your request to wire proceeds is subject to the financial institution’s wire charges.

Written requests to sell shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a Signature Guarantee. You may obtain a Signature Guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

How Do I Redeem Shares From My Commerce Funds Account?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1.  Consider Using An Automated Redemption:

•

Making Automatic Withdrawals:  If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

The Commerce Funds PAGE 65

2.  Contact The Commerce Funds To Redeem Shares From Your Account

By Mail:

Write a letter to us that gives the following information:

— names of all account owners

— your account number

— the name of the Fund

— the dollar amount you want to redeem

— what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

By Telephone – Requesting Proceeds Be Wired:

Call The Commerce Funds with your request. Please see “What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone – Requesting Proceeds Be Sent By Check:

Call The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST) with your request. Please see “What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

In Person:

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?

You may call us at 1-800-995-6365 (8 a.m.-5 p.m. CST) to explain what you want to do. To purchase shares by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the appropriate box on your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares

PAGE 66 The Commerce Funds

by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies

Dividend and Distribution Policies:  As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:

(1)  reinvest all dividend and capital gain distributions in additional shares,

(2)  receive dividend distributions in cash and reinvest capital gain distributions in additional shares,

(3)  receive all dividend and capital gain distributions in cash, or

(4)  have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

Fund	Monthly Dividends*	Quarterly Dividends**	Annual Dividends***	Net Realized Capital Gains****
Growth			X	X
Value		X		X
MidCap Growth			X	X
Bond	X			X
Short-Term Government	X			X
National Tax-Free Intermediate Bond	X			X
Missouri Tax-Free Intermediate Bond	X			X
Kansas Tax-Free Intermediate Bond	X			X

*	Monthly dividends are declared daily but are only distributed on or about the last business day of the month.
**	Quarterly dividends are both declared and paid at the end of each calendar quarter month.
***	Annual dividends are both declared and paid in December.
****	Each Fund declares and distributes net realized capital gains annually (December).

The Commerce Funds Reserves The Right To:

•

In-Kind Purchases:  The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. See the Statement of Additional Information for further information about the terms of these purchases.

The Commerce Funds PAGE 67

•

In-Kind Redemptions:  The Trust reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Funds. See the Statement of Additional Information for further information about the terms of these redemptions.

•

Automatic Redemption:  Redeem your account involuntarily if, after 60 days’ written notice, your account’s value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

•

Suspension/Delay in Payment:  Suspend or delay the payment of redemption proceeds when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

•	Reject Purchases: Reject a purchase for shares of any Fund. If this happens, the Funds will return any money received but no interest will be paid on that money.

•

Excessive Trading Policies:  Without notice, The Commerce Funds may stop offering shares of a Fund, reject or restrict any purchase order (including exchanges), or bar an investor, including transactions accepted by a financial intermediary, who the Adviser believes is engaging in excessive trading from purchasing or exchanging shares of a Fund. In accordance with the policy and procedures adopted by the Board of Trustees, The Commerce Funds discourage market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. To minimize harm to the Funds and its shareholders (or the Adviser), the Funds (or the Adviser) will reject purchase or exchange orders if, in the Fund’s (or Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Funds (or the Adviser), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Funds or its shareholders or would subordinate the interests of the Funds or its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser. The Commerce Funds and the Adviser will not be liable for any loss resulting from rejected purchase or exchange orders.

Pursuant to the policy adopted by the Board of Trustees, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews information provided by the Transfer Agent, Boston Financial Data Services, and other sources, on behalf of the Funds, relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the

PAGE 68 The Commerce Funds

Funds. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

The Commerce Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Commerce Funds. The Funds may rely on these intermediaries’ excessive trading policies in lieu of applying the Fund’s policies. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by The Commerce Funds, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading.

Abandoned Property

Abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Funds) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program

Federal law requires The Commerce Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with The Commerce Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by The Commerce Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, The Commerce Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified, (ii) refuse an investment in The Commerce Funds, or (iii) involuntarily redeem an investor’s shares and close an account if The Commerce Funds are unable to verify an investor’s identity. The Commerce Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Financial Intermediaries

Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may, to the extent permitted by applicable law, enter confirmed purchase orders on behalf of clients and customers, with payment and the order to follow no later than a Fund’s pricing on the following business day. If payment is not received by the Funds’ Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund’s NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely

The Commerce Funds PAGE 69

transmission of all subscription and redemption requests, investment information, documentation and money.

The Adviser may make payments to financial institutions from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments are made out of the Adviser’s own assets and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate financial institutions for, among other things, recordkeeping, shareholder communications and other administrative or marketing services. The amount of these additional payments is normally not expected to exceed 0.40% (annualized) of the amount sold or invested through the financial institution. These payments may create an incentive for a financial institution or its employees to recommend or sell shares of a Commerce Fund. For further information, please contact your financial institution for details about payments it may receive.

Conflict of interest restrictions may apply to the receipt of compensation by a financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Fund. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Fund.

State securities laws regarding the registration of dealers may differ from federal law. As a result, financial intermediaries investing in the Funds on behalf of their Customers may be required to register as dealers.

Shareholder Servicing

The Funds have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.15% of the average daily net assets of the Shares held under the plan to third parties, including the Adviser and its affiliates (“Service Organizations”), for providing shareholder services to the Shareholder Administrative Services Plan participants, except that, with respect to shareholder servicing agreements entered into by the Trust with certain Service Organizations prior to November 17, 2015, the Service Organizations party to such agreements may receive a fee of up to 0.25% of the average daily net assets of shares held under the plan if so provided in the applicable shareholder servicing agreement. Because these fees are paid out of the Funds’ assets on an on-going basis they will increase the cost of your investment.

These support services may include:

•	assisting investors in processing purchase, exchange and redemption requests;

•	processing dividend and distribution payments from the Funds;

PAGE 70 The Commerce Funds

•	providing information to customers showing their positions in the Funds; and

•	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may, out of their own resources, provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

The Distributor (and its affiliates) may, out of its administration fee or other resources, pay a fee of up to 0.50% of the amount invested or additional incentives to qualifying dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to FINRA regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST).

Tax Information

The following is a brief summary of additional information on the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds. This discussion relates only to shareholders who are U.S. citizens or residents.

Taxes on Distributions

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds, other than Funds investing in tax-exempt bonds, are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income other than qualified dividends are generally taxable to you as ordinary income, while distributions attributable to the net capital gain of a fund (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 23.8% (which includes a 3.8% Medicare tax on investment income which is applicable to individuals, trusts, and estates with income above certain thresholds). Also, Fund distributions to noncorporate shareholders attributable to qualified dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate if

The Commerce Funds PAGE 71

certain other requirements are met. The amount of a Fund’s distribution that qualifies for this favorable tax treatment may be reduced by a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. In this case, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as “buying into a dividend.”

Taxes on Exchanges and Redemptions

When you redeem or exchange shares in any Fund, you will generally recognize a gain or loss for federal income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, a Fund is required to report your cost basis on shares redeemed or exchanged. Each Fund has elected to compute the basis on an average cost basis unless you instruct us to use another approved method or choose to specifically identify your shares at the time of each sale or exchange.

The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable, provided such shares were not acquired with borrowed funds.

Tax Consequences of The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds

The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ (“Tax Free Funds”) distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on their investments, that a portion of the Tax Free Funds’ distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to

PAGE 72 The Commerce Funds

limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state. In general, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. However, this rule will not apply if the Tax-Free Funds declare dividends equal to 90 percent of their net tax exempt income daily and pay out such amounts no less frequently than monthly. The Tax-Free Funds expect to comply with this exception.

You should note that a portion of the Tax Free Funds’ distributions of tax-exempt income may constitute an item of tax preference for purposes of the federal alternative minimum tax. In addition, investors that are generally exempt from U.S. tax on interest income, such as IRAs, other tax advantaged accounts, tax-exempt entities and non-U.S. investors, will not gain additional benefit from the tax-exempt status of a Fund’s distributions of interest attributable to exempt bonds. Because a Fund’s pre-tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of a Fund will normally not be suitable investments for those kinds of investors. Moreover, investment in the Tax Free Funds by IRAs and other tax advantaged retirement accounts is especially unsuitable because subsequent distributions made from such accounts to their holders may be subject to tax. The Tax Free Funds are now required to report the amount of distributions constituting tax exempt income to shareholders and the Internal Revenue Service. You must report such amounts on your federal income tax return.

Missouri Taxes:  Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri’s tax jurisdiction will not be subject to Missouri income tax on dividends from the Missouri Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the United States Government, by the Governments of Puerto Rico, American Samoa, Northern Mallana Covenant, Northern Mariana, or the Virgin Islands, Guam, or by certain authorities, agencies, commissions, or instrumentalities of the United States. However, interest or dividends on obligations of certain federal government-related agencies, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or Government National Mortgage Association, are not exempt from Missouri taxes. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Kansas Taxes:  Resident individuals, trusts and estates resident in Kansas, and corporations within Kansas’ tax jurisdiction will not be subject to Kansas income tax on dividends from the Kansas Tax-Free Intermediate Bond Fund that are derived from interest (to the extent such interest is exempt from federal income tax) on obligations of the State of Kansas or its political subdivisions (if issued after 1987) or the following bonds exempted by Kansas law: Board of Regents Bonds for Kansas colleges & universities; Electrical Generation Revenue Bonds; Industrial Revenue Bonds; Kansas Highway Bonds; Kansas Turnpike Authority Bonds; or Urban Renewal Bonds, or on obligations or securities issued by the United States Government or by any authority, commission or instrumentality of the United States, and by its possessions. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

The Commerce Funds PAGE 73

Other Information

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Service Providers

Investment Adviser and Co-Administrator:  Commerce Investment Advisors, Inc. (The “Adviser”)

Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, known collectively as “Commerce,” serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund’s portfolio. Commerce Bank and Commerce Investment Advisors each have offices at 922 Walnut Street, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2015, the Adviser and its affiliates had approximately $22.6 billion in assets under management.

The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement as set forth below:

	Contractual Advisory Fees
Fund	First $100 Million	Next $100 Million	In Excess of $200 Million
Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	0.50	0.35	0.25

	First $200 Million		In Excess of $200 Million
MidCap Growth	0.50%		0.40%

	First $400 Million	Next $300 Million	In Excess of $700 Million
Bond	0.50%	0.35%	0.25%

The contractual advisory fee for the Value Fund is 0.30% of the Fund’s average daily net assets.

The contractual advisory fee for the Growth Fund is 0.40% of the Fund’s average daily net assets.

The contractual advisory fees for the MidCap Growth Fund and the Growth Fund listed above became effective on October 1, 2015 pursuant to a fee reduction commitment entered into by the Trust and the Adviser. Prior to October 1, 2015, the contractual advisory fees for the MidCap Growth Fund and the Growth Fund were each 0.65% of average daily net assets for the first $100 million in net assets, 0.50% of average daily net assets for the next $100 million in net assets, and 0.40% of average daily net assets for net assets in excess of $200 million.

PAGE 74 The Commerce Funds

During the last fiscal year, the Funds paid the Adviser the following fees, calculated as a percentage of the Funds’ average daily net assets:

Actual Rate Paid In Fiscal Year 2015
Growth Fund	0.63%
Value Fund	0.30%
MidCap Growth Fund	0.64%
Bond Fund	0.39%
Short-Term Government Fund	0.46%
National Tax-Free Intermediate Bond Fund	0.38%
Missouri Tax-Free Intermediate Bond Fund	0.36%
Kansas Tax-Free Intermediate Bond Fund	0.49%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ semi-annual report to shareholders dated April 30, 2016.

Fund Managers:

Person	Fund(s)	Experience
Scott M. Colbert, CFA	Bond and Short-Term Government	Senior Vice President Joined Commerce in 1993 Fund manager since inception 28 years of experience

Nong Lin, Ph.D, CFA	Growth, MidCap Growth and Value	Vice President Joined Commerce in 2001 Fund manager since 2012 14 years of experience

Brian P. Musielak, CFA	National Tax-Free, Missouri Tax-Free and Kansas Tax-Free Intermediate Bond*	Senior Vice President Joined Commerce in 1995 Fund manager since 1999 (*since inception) 20 years of experience

Matthew J. Schmitt, CFA	Value	Vice President Joined Commerce in 2002 Fund manager since 2004 21 years of experience

Brent L. Schowe , CFA	Bond, Short-Term Government, National Tax-Free, Missouri Tax-Free and Kansas Tax-Free Intermediate Bond	Senior Vice President Joined Commerce in 1999 Fund manager since 2012 17 years of experience

Joseph C. Williams III, CFA	Growth, MidCap Growth* and Value	Senior Vice President Joined Commerce in 1975 Fund manager since inception (*since 2006) 38 years of experience

The Value Fund is managed by Messrs. Lin, Schmitt and Williams, each of whom is jointly responsible for making recommendations to the Fund.

The Commerce Funds PAGE 75

The Growth and MidCap Growth Funds are managed by Messrs. Lin and Williams, each of whom is jointly responsible for making recommendations to the Funds.

The Bond and Short-Term Government Funds are managed by Messrs. Colbert and Schowe, each of whom is jointly responsible for making recommendations to the Funds.

The National Tax-Free, Missouri Tax-Free and Kansas Tax-Free Intermediate Bond Funds are managed by Messrs. Musielak and Schowe, each of whom is jointly responsible for making recommendations to the Funds.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information.

Activities of Other Accounts Managed by the Adviser and its Affiliates

Affiliates of the Adviser engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of The Commerce Funds and/or that compete for transactions in the same types of securities, currencies and investments as the Funds. The Adviser and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of The Commerce Funds’ investment activities, therefore, may differ from those of the Adviser, its affiliates and other accounts managed by the Adviser and its affiliates. Moreover, it is possible that a Fund could sustain losses during period in which the Adviser and its affiliates and other accounts achieve significant profit on their trading for proprietary or other accounts. Transactions by one or more other accounts advised by the Adviser or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of The Commerce Funds. The Adviser benefits from the use of soft dollar research and brokerage services paid for through the Funds’ brokerage commissions. For more information about conflicts of interest, see the Statement of Additional Information.

Co-Administrator:  Goldman Sachs Asset Management (“GSAM” or the “Co-Administrator”)

GSAM serves as Co-Administrator of each of the Funds. GSAM is located at 200 West Street, New York, New York 10282. GSAM is an affiliate of Goldman, Sachs & Co., the Distributor of the Funds.

Distributor:  Goldman, Sachs & Co. (“Goldman” or the “Distributor”)

Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 200 West Street, New York, New York 10282.

Transfer Agent:  State Street Bank And Trust Company (“State Street” or the “Transfer Agent”)

State Street has delegated its responsibilities as Transfer Agent to its affiliate, Boston Financial Data Services (“BFDS”). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. BFDS is located at 330 W. 9th Street, Kansas City, Missouri 64105.

Custodian:  State Street Bank And Trust Company (the “Custodian”)

State Street also serves as the Custodian of each of the Funds.

PAGE 76 The Commerce Funds

More Information About Fees

Other Operating Expenses

The Adviser and GSAM are Co-Administrators of the Fund. Other Operating Expenses in the fee tables include a Co-Administration fee at an annual rate of 0.145% of the average daily net assets of each Fund. Of this amount, the Adviser currently retains 0.12% of the average daily net assets of each Fund.

The Commerce Funds PAGE 77

Financial Highlights

The following tables describe the Funds’ performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in a Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm. Their report, along with the Funds’ financial statements, is incorporated by reference into the Funds’ Statement of Additional Information which is available upon request.

PAGE 78 The Commerce Funds

Growth Fund

	For the Fiscal Years Ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$34.95	$34.32	$28.81	$25.56	$24.73
Income (loss) from investment operations:
Net investment income(a)	0.23	0.22	0.25	0.16	0.13	(b)
Net realized and unrealized gain (loss)	2.37	5.09	6.49	3.20	0.82

Total from investment operations	2.60	5.31	6.74	3.36	0.95

Distributions to shareholders:
From net investment income	(0.25)	(0.19)	(0.19)	(0.11)	(0.12)
From net realized gains	(7.86)	(4.49)	(1.04)	—	—

Total distributions	(8.11)	(4.68)	(1.23)	(0.11)	(0.12)

Net asset value, end of year	$29.44	$34.95	$34.32	$28.81	$25.56

Total return(c)	8.51%	17.42%	24.39%	13.18%	3.84%
Net assets at end of year (in 000’s)	$75,447	$75,497	$103,436	$90,413	$96,856
Ratio of net expenses to average net assets	1.04%	1.08%	1.07%	1.13%	1.13%
Ratio of total expenses to average net assets	1.04%	1.08%	1.07%	1.15%	1.19%
Ratio of net investment income to average net assets	0.79%	0.68%	0.80%	0.57%	0.50%	(b)
Portfolio turnover rate	40%	40%	78%	52%	43%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.09% of average net assets.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Commerce Funds PAGE 79

Financial Highlights (continued)

Value Fund

	For the Fiscal Years Ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$32.50	$29.83	$24.10	$21.18	$18.91
Income (loss) from investment operations:
Net investment income(a)	0.86	0.78	0.77	0.67	0.48
Net realized and unrealized gain (loss)	0.06	2.69	5.70	2.90	2.24

Total from investment operations	0.92	3.47	6.47	3.57	2.72

Distributions to shareholders:
From net investment income	(0.85)	(0.78)	(0.74)	(0.65)	(0.45)
From net realized gains	(0.92)	(0.02)	—	—	—

Total distributions	(1.77)	(0.80)	(0.74)	(0.65)	(0.45)

Net asset value, end of year	$31.65	$32.50	$29.83	$24.10	$21.18

Total return(b)	2.88%	11.76%	27.27%	16.99%	14.51%
Net assets at end of year (in 000’s)	$199,796	$237,325	$158,742	$97,737	$71,025
Ratio of net expenses to average net assets	0.70%	0.70%	0.66%	0.70%	0.86%
Ratio of total expenses to average net assets	0.73%	0.71%	0.66%	0.70%	0.90%
Ratio of net investment income to average net assets	2.70%	2.50%	2.84%	2.94%	2.32%
Portfolio turnover rate	33%	18%	34%	46%	116%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PAGE 80 The Commerce Funds

MidCap Growth Fund

	For the Fiscal Years Ended 10/31
	2015	2014	2013	2012		2011
Net asset value, beginning of year	$38.82	$38.64	$33.38	$32.78		$31.24
Income (loss) from investment income (loss) operations:
Net investment income (loss)(a)	0.16	0.06	0.16	0.06	(c)	(0.06	)(d)
Net realized and unrealized gain (loss)	2.39	4.36	8.32	2.43		1.60

Total from investment operations	2.55	4.42	8.48	2.49		1.54

Distributions to shareholders:
From net investment income	(0.05)	(0.11)	(0.10)	—		—
From net realized gains	(5.22)	(4.13)	(3.12)	(1.89)		—

Total distributions	(5.27)	(4.24)	(3.22)	(1.89)		—

Net asset value, end of year	$36.10	$38.82	$38.64	$33.38		$32.78

Total return(b)	7.02%	12.58%	27.92%	8.12%		4.93%
Net assets at end of year (in 000’s)	$67,451	$64,835	$65,621	$56,936		$56,264
Ratio of net expenses to average net assets	1.03%	1.05%	1.09%	1.18%		1.24%
Ratio of total expenses to average net assets	1.03%	1.05%	1.09%	1.18%		1.24%
Ratio of net investment loss to average net assets	0.44%	0.15%	0.45%	0.20%	(c)	(0.18)%	(d)
Portfolio turnover rate	50%	43%	75%	64%		46%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.20% of average net assets.

(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.19% of average net assets.

The Commerce Funds PAGE 81

Financial Highlights (continued)

Bond Fund

	For the Fiscal Years Ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.43	$20.24	$20.99	$20.39	$20.35
Income (loss) from investment operations:
Net investment income(a)	0.64	0.70	0.77	0.82	0.89
Net realized and unrealized gain (loss)	(0.34)	0.27	(0.70)	0.64	0.06

Total from investment operations	0.30	0.97	0.07	1.46	0.95

Distributions to shareholders:
From net investment income	(0.70)	(0.78)	(0.82)	(0.86)	(0.91)
From net realized gains	(0.07)	—	—	—	—

Total distributions	(0.77)	(0.78)	(0.82)	(0.86)	(0.91)

Net asset value, end of year	$19.96	$20.43	$20.24	$20.99	$20.39

Total return(b)	1.49%	4.86%	0.31%	7.30%	4.80%
Net assets at end of year (in 000’s)	$981,447	$867,634	$779,704	$785,627	$725,261
Ratio of net expenses to average net assets	0.68%	0.70%	0.72%	0.77%	0.81%
Ratio of total expenses to average net assets	0.68%	0.70%	0.72%	0.77%	0.81%
Ratio of net investment income to average net assets	3.18%	3.44%	3.71%	3.96%	4.39%
Portfolio turnover rate	21%	22%	23%	18%	26%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestments of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PAGE 82 The Commerce Funds

Short-Term Government Fund

	For the Fiscal Years Ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.54	$17.78	$18.14	$18.15	$18.48
Income (loss) from investment operations:
Net investment income(a)	0.17	0.24	0.27	0.30	0.38
Net realized and unrealized gain (loss)	(0.04)	(0.12)	(0.23)	0.14	(0.19)

Total from investment operations	0.13	0.12	0.04	0.44	0.19

Distributions to shareholders:
From net investment income	(0.24)	(0.36)	(0.40)	(0.45)	(0.52)
From net realized gains	—	—	—	—	—

Total distributions	(0.24)	(0.36)	(0.40)	(0.45)	(0.52)

Net asset value, end of year	$17.43	$17.54	$17.78	$18.14	$18.15

Total return(b)	0.81%	0.70%	0.24%	2.46%	1.07%
Net assets at end of year (in 000’s)	$103,997	$97,944	$103,244	$122,957	$129,510
Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68%
Ratio of total expenses to average net assets	0.83%	0.88%	0.83%	0.83%	0.88%
Ratio of net investment income to average net assets	0.97%	1.35%	1.48%	1.66%	2.09%
Portfolio turnover rate	68%	27%	25%	26%	27%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Commerce Funds PAGE 83

Financial Highlights (continued)

National Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.45	$19.27	$20.59	$19.42	$19.50
Income (loss) from investment operations:
Net investment income(a)	0.42	0.54	0.63	0.64	0.71
Net realized and unrealized gain (loss)	0.09	0.32	(1.07)	1.27	0.16

Total from investment operations	0.51	0.86	(0.44)	1.91	0.87

Distributions to shareholders:
From net investment income	(0.42)	(0.54)	(0.63)	(0.64)	(0.71)
From net realized gains	—	(0.14)	(0.25)	(0.10)	(0.24)

Total distributions	(0.42)	(0.68)	(0.88)	(0.74)	(0.95)

Net asset value, end of year	$19.54	$19.45	$19.27	$20.59	$19.42

Total return(b)	2.63%	4.59%	(2.23)%	9.95%	4.73%
Net assets at end of year (in 000’s)	$286,406	$266,001	$247,975	$250,220	$194,878
Ratio of net expenses to average net assets	0.64%	0.67%	0.66%	0.70%	0.70%
Ratio of total expenses to average net assets	0.64%	0.67%	0.66%	0.74%	0.84%
Ratio of net investment income to average net assets	2.16%	2.81%	3.18%	3.16%	3.76%
Portfolio turnover rate	36%	74%	37%	17%	44%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

PAGE 84 The Commerce Funds

Missouri Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.52	$19.25	$20.39	$19.69	$19.70
Income (loss) from investment operations:
Net investment income(a)	0.47	0.56	0.61	0.64	0.69
Net realized and unrealized gain (loss)	0.01	0.37	(1.06)	0.79	0.03

Total from investment operations	0.48	0.93	(0.45)	1.43	0.72

Distributions to shareholders:
From net investment income	(0.47)	(0.56)	(0.61)	(0.65)	(0.69)
From net realized gains	—	(0.10)	(0.08)	(0.08)	(0.04)

Total distributions	(0.47)	(0.66)	(0.69)	(0.73)	(0.73)

Net asset value, end of year	$19.53	$19.52	$19.25	$20.39	$19.69

Total return(b)	2.48%	4.92%	(2.29)%	7.33%	3.77%
Net assets at end of year (in 000s)	$310,149	$306,674	$307,996	$319,687	$266,668
Ratio of net expenses to average net assets	0.65%	0.67%	0.64%	0.70%	0.70%
Ratio of total expenses to average net assets	0.65%	0.67%	0.64%	0.74%	0.84%
Ratio of net investment income to average net assets	2.43%	2.90%	3.07%	3.20%	3.57%
Portfolio turnover rate	17%	29%	23%	14%	15%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

The Commerce Funds PAGE 85

Financial Highlights (continued)

Kansas Tax-Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.39	$18.90	$20.01	$19.27	$19.32
Income (loss) from investment operations:
Net investment income(a)	0.43	0.50	0.57	0.62	0.66
Net realized and unrealized gain (loss)	0.06	0.53	(0.98)	0.77	0.10

Total from investment operations	0.49	1.03	(0.41)	1.39	0.76

Distributions to shareholders:
From net investment income	(0.42)	(0.50)	(0.56)	(0.61)	(0.66)
From net realized gains	—	(0.04)	(0.14)	(0.04)	(0.15)

Total distributions	(0.42)	(0.54)	(0.70)	(0.65)	(0.81)

Net asset value, end of year	$19.46	$19.39	$18.90	$20.01	$19.27

Total return(b)	2.57%	5.51%	(2.09)%	7.32%	4.09%
Net assets at end of year (in 000’s)	$117,537	$105,395	$103,733	$114,837	$98,340
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of total expenses to average net assets	0.83%	0.87%	0.83%	0.85%	0.90%
Ratio of net investment income to average net assets	2.21%	2.63%	2.91%	3.11%	3.50%
Portfolio turnover rate	13%	26%	22%	24%	14%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

PAGE 86 The Commerce Funds

THE COMMERCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Growth Fund

CFGRX

Value Fund

CFVLX

MidCap Growth Fund

CFAGX

Bond Fund

CFBNX

Short-Term Government Fund

CFSTX

National Tax-Free Intermediate Bond Fund

CFNLX

Missouri Tax-Free Intermediate Bond Fund

CFMOX

Kansas Tax-Free Intermediate Bond Fund

KTXIX

(each, a “Fund” and collectively, the “Funds”)

March 1, 2016

This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds’ Prospectus dated March 1, 2016. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the prospectus, as well as the Funds’ Annual Report, may be obtained upon request and without charge by calling 1-800-995-6365. The financial statements and report thereon by the Funds’ independent registered public accounting firm included in the Funds’ Annual Report for the fiscal year ended October 31, 2015 have been incorporated by reference into this Statement of Additional Information in the section entitled “Financial Statements.” No other part of the Funds’ Annual Report is incorporated by reference.

i

TABLE OF CONTENTS

(cont’d)

ii

TABLE OF CONTENTS

(cont’d)

iii

OVERVIEW OF THE COMMERCE FUNDS

The Commerce Funds (sometimes hereinafter referred to as the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has eight series (each, a “Fund” and together, the “Funds”): Growth, MidCap Growth, Value, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond. The Commerce Funds is a Delaware statutory trust, which was organized on February 7, 1994. The Funds are advised by Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”).

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following policies supplement the discussion of the Funds’ investment objectives and policies as set forth in the prospectus. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

The Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund are non-diversified series of the Trust under the 1940 Act, although they are subject to certain federal tax diversification requirements. Under these tax diversification requirements, with respect to 50% of their assets, the Funds are permitted to invest up to 25% of their assets in the obligations of a single issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Funds may not invest more than 5% of their total assets in any one issuer, and (ii) the Funds may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Internal Revenue Code (the “Code”). These tests do not apply to investments in U.S. Government securities (“U.S. Government Securities”) and regulated investment companies. The other Funds of the Trust are diversified.

Throughout this SAI, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, each a “Tax-Free Fund,” will be collectively referred to as the “Tax-Free Funds.”

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Convertible Securities

The Growth, Value, MidCap Growth and Bond Funds may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody’s Investor’s Service (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”) and, if so, the ratings assigned.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities (“Municipal Obligations”), corporate debt securities or other types of securities in which a Fund may invest. Custodial receipts and trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Cyber Security Risk

Information technology (“IT”) systems and digital data underlie most of the Funds’ operations. As a result, the Funds and their primary service providers (the Adviser, the Trust’s Co-Administrators, the Fund Accounting and Administrative Services Agent, the Transfer Agent, the Distributor, and the Funds’ other service providers and the vendors of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised by internal and external cyber-security failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or a Service Provider’s operations or website through denial-of-service attacks or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause a shareholder’s investment in the Fund to lose value. For instance, they may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. They could also lead to violations of applicable privacy and other laws and subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. There is a risk that cyber-attacks will not be detected. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Similarly, while the Funds’ Service Providers have implemented policies and procedures designed to assess the strength of the cyber-security measures in place at their firms and vendors that perform services for the Funds and have access to sensitive and confidential data, there can be no assurance that these policies and procedures will succeed in preventing cyber-security related losses; this risk is amplified by the fact that vendors employ still other sub-vendors to perform services for the Funds indirectly.

Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.

Debt Obligations

Each of the Funds may invest in debt securities, consistent with their investment objectives and strategies. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, Municipal Obligations, convertible securities, mortgage-backed securities (“Mortgage-Backed Securities”), and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index for All Urban Consumers, or CPI-U. Inflation-indexed securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI-U accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation – a general rise in prices of goods and services – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Investors should be conscious of both the nominal and real returns of their investments. Investors in funds holding inflation-indexed securities who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI-U) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (“IRS”) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareowners).

Depositary Receipts

Depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.” The Growth, Value, MidCap Growth and Bond Funds may invest in ADRs, GDRs and EDRs subject to their respective limitations on investments in foreign investments discussed below. ADRs are receipts issued by a U.S. financial institution, such as a bank or trust company, evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. GDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use on the non-U.S. securities markets. GDRs and EDRs are not necessarily quoted in the same currency as the underlying security.

While sponsored and unsponsored depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Unlike unsponsored depository receipts, depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. Most ADRs are sponsored.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Foreign Investments

The Value, Growth, MidCap Growth and Bond Funds may invest up to 10%, 10%, 10% and 20%, respectively, of their total assets in securities issued by foreign issuers, including ADRs, GDRs and EDRs (together, “Foreign Securities”). ADRs are discussed above under “Depositary Receipts.” In considering whether to invest in Foreign Securities, the Adviser will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments. Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

The Bond Fund may invest up to 20% of its total assets in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. To the extent that a Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in Foreign Securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Investing in Europe. The Funds may invest in euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Funds have invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. In the recent past, several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Futures Contracts and Options on Futures Contracts

All Funds, except the Short-Term Government Fund, may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return.

A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Funds.

Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodities Futures Trading Commission (“CFTC”) or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the Securities and Exchange Commission (“SEC”) or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do

so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Hedging Strategies. When a Fund uses futures for hedging purposes, it often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire). A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Funds will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and may require the Funds to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities are not available. The profitability of a Fund’s trading in futures depends upon the ability of the Adviser to analyze correctly the futures markets.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

See Appendix B for more information on futures transactions.

High Yield Securities

The Bond Fund may invest up to 10% of its total assets in high yield securities and up to 35% of its total assets in obligations rated BBB or Baa by one of the major credit rating agencies. Obligations rated BBB or Baa are considered speculative and are riskier than higher rated bonds. Fixed income and convertible securities purchased by the Tax-Free Funds will generally be rated investment grade. However, if a security held by the Tax-Free Funds undergoes a rating revision, the Tax-Free Funds may continue to hold the security if the Adviser determines that retention of the security is in the best interest of shareholders subject to the limits described in the Funds’ prospectus. The Tax-Free Funds may each invest up to 5% of its total assets in high yield (non-investment grade) securities. To the extent consistent with their investment objectives and policies, the other Funds may also purchase high yield securities. High yield fixed income and convertible securities (sometimes referred to as “junk bonds” or “non-investment grade bonds”) generally are rated BB or below by S&P or Fitch Ratings (“Fitch”), or Ba or below by Moody’s (or have received a comparable rating from another NRSRO).

High yield fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for these securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such investments. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Hybrid Instruments

Each Fund may invest in hybrid instruments to the extent consistent with its investment objectives and strategies. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate or receipt, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Some Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market. Illiquid securities may include repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities (“SMBS”) issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.

If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Board of Trustees of the Trust (the “Board”), that an adequate trading market exists. A Fund’s investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Equity Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Interest Rate Floors and Caps, Collars and Options on Swaps

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. A Fund may also enter into swap transactions to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

The Growth, Value and MidCap Growth Funds and, to the extent consistent with their investment objectives and strategies, each of the other Funds may each enter into equity swap contracts. Equity swap contracts permit the Funds to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes and to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index or group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

To the extent that a Fund enters into equity swaps, it will do so on a net basis. This means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its terms. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

The Short-Term Government, Bond, and Tax-Free Funds may enter into interest rate and mortgage swaps, interest rate caps, floors and collars, and may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” The Bond Fund may enter into credit and total return swaps both for hedging purposes and to seek to increase total return.

A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio, to shorten the effective duration of its portfolio securities and/or to hedge against fluctuations in interest rates.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Written credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Funds and the Adviser believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any interest rate, total return, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings.

Certain standardized swaps are currently subject to mandatory central clearing. Central clearing may decrease counterparty risk and increase liquidity compared to bilateral swaps, because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The use of interest rate, mortgage, credit and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality and interest rates the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

MMD Rate Loans. Certain Funds may purchase and sell Municipal Market Data AAA Cash Curve swaps, also known as “MMD rate locks.” A Fund may use these transactions for hedging purposes or, to the extent consistent with its investment policies, to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

An MMD rate lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment, as a duration management technique, or to protect against any increase in the price of securities to be purchased at a later date.

By using an MMD rate lock, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD rate lock is a contract between a Fund and an MMD rate lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligations Scale is above or below a specified level on the expiration date of the contract. In connection with investments in MMD rate locks, there is a risk that municipal yields will move in the opposite direction than that anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

To the extent swaps and/or options on swaps are employed by the Funds, such use will be in accordance with Rule 4.5 of the CEA. The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Funds.

Investment Companies

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and subject to their respective investment objectives and strategies. Other investment companies include, but are not limited to, all types of exchange traded funds (“ETFs”). Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser, or any affiliate of Commerce Bancshares, Inc. These limits will not apply to the investment of uninvested cash balances in shares of (i) registered money market funds or (ii) unregistered money market funds that (A) limit their investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (B) undertake to comply with all the other provisions of Rule 2a-7.

Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Adviser conducts the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Adviser.

As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable from the ETF, except upon termination of the ETF. To redeem from the ETF, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day. A Fund may sell ETF shares through a broker dealer.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Funds could result in losses on ETFs.

Lending Securities

Although no Fund currently plans to do so, each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as “money market instruments” below in “Temporary Investments.” When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund’s total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Loan Participations

The Bond Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower that is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Bond Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Fund will normally be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the Fund’s investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Bond Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Mortgage Dollar Rolls

The Bond and Short-Term Government Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage-Related and Asset-Backed Securities

The Bond and Short-Term Government Funds may invest 80% and 100%, respectively, of their total assets in mortgage-related securities and the Bond Fund may invest 80% of its total assets in asset-backed securities that are secured by entities such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, its Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Funds’ investments are interest-rate sensitive, each Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on Mortgage-Backed Securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Ginnie Mae, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the Mortgage-Backed Securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of Mortgage-Backed Securities in which the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Funds.

Adjustable Rate Mortgage Loans (“ARMs”). The Bond and Short-Term Government Funds may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity, which may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.

When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of the mortgage loan. Therefore, if the related borrower defaults on the mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices that provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs held by a Fund and, therefore, in the net asset value of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (“Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Bond and Short-Term Government Funds may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. Certain regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.

Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential Mortgage-Backed Securities collateralized by such residential mortgage loans and investors in such residential Mortgage-Backed Securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. The nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted. Any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by any Fund, and could adversely affect the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorized bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, a Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to a Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Bond and Short-Term Government Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the Funds’ liquidity and value.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Events Related to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements (“SPAs”) with each of Freddie Mac and Fannie Mae which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Funds.

Guaranteed Mortgage Pass-Through Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Events Related to Freddie Mac and Fannie Mae” on page 30.

Freddie Mac Certificates. Freddie Mac is a publicly held U.S. government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Events Related to Freddie Mac and Fannie Mae” on page 30.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae.

Mortgage Pass-Through Securities. To the extent consistent with their investment policies, the Bond and Short-Term Government Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Bond and Short-Term Government Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with a Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Events Related to Freddie Mac and Fannie Mae” on page 30.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Bond and Short-Term Government Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only or “PO”), from a pool of mortgage loans. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities. The Bond and Short-Term Government Funds may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of Mortgage-Backed Securities (which may include certain of the Mortgage-Backed Securities in which certain of the Funds may have invested or may in the future be invested) and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund’s performance may be adversely affected.

Credit Enhancement. Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments that is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding if at such time the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Events Relating to the Mortgage-Backed Securities Market and the Overall Economy. The disruption in the residential Mortgage-Backed Securities market (and in particular, the “subprime” residential mortgage market), the broader Mortgage-Backed Securities market and the asset-backed securities market in 2008-2009 resulted in downward price pressures and increased foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market contributed to increased volatility and diminished expectations for the economy and markets going forward, and contributed to dramatic declines in the housing market, with falling home prices and increased foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Between 2008 and 2009, the market for Mortgage-Backed Securities (as well as other asset-backed securities) was particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. government of Freddie Mac and Fannie Mae. Furthermore, the global markets also saw an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the EU, including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the EU itself. Concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

These events may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may reoccur, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or Mortgage-Backed Securities (including the Mortgage-Backed Securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by a Fund.

The U.S. Government, the Federal Reserve, the U.S. Treasury, the SEC, the Federal Deposit Insurance Corporation (the “FDIC”) and other governmental and regulatory bodies have taken or may be considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act” (the “Dodd Frank Act”), which was signed into law on July 21, 2010 and imposes a regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and the promulgation of additional regulations in this area which could affect these securities. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities which may be held by the Funds is unknown. Such new regulatory measures include adopted rules that standardize asset-level information for asset-backed securities, replace credit ratings as eligibility criteria, and implement credit risk retention requirements for securitizers of asset-backed securities. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities held by a Fund. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the FDIC, may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies,” and commonly referred to as “systemically important entities,” in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that this new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of the liquidation framework to these kinds of entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by a Fund.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which certain Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Funds may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities and other asset-backed securities are subject to widening and increased volatility due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following purchase by a Fund, the market value of these securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed

Securities and other asset-backed securities generally (including the Mortgaged-Backed Securities and other asset-backed securities in which certain Funds may invest) and increased unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience further declines after they are purchased by the Fund.

Special Note Regarding Market Events. The instability in the financial markets that began in 2007 led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may continue to take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Funds’ ability to achieve their investment objectives.

In addition, broker dealers have in the recent past experienced a reduction in market-making capacity due to markedly smaller inventories of fixed income securities than in prior years. This more limited ability to make markets in fixed income securities could result in decreased market liquidity and increase volatility. These two factors, in turn, could adversely impact Fund performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Asset-Backed Securities. The Bond Fund may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of a private issuer is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. The Fund may also invest in other types of asset-backed securities that may be available in the future.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities for the Fund. See the discussion on pages 42 through 44 for additional risks posed by asset-backed securities. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above under “Illiquid Securities.”

Municipal Obligations

The Bond and Tax-Free Funds may invest in Municipal Obligations. The Bond Fund may invest up to 20% of its total assets in such securities. The Tax-Free Funds may invest in Municipal Obligations without limit, subject to their investment limitations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. The interest on Municipal Obligations is generally exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government).

The two principal classifications of Municipal Obligations are “general obligation” and “revenue” issues; the Funds described above may also purchase “moral obligation” issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term “Municipal Obligations” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

The Bond Fund may, when deemed appropriate by the Adviser in light of the Fund’s investment objective and strategies, invest in obligations issued by state and local governmental issuers. Dividends that are derived from the interest on Municipal Obligations generally would not be taxable to the Fund’s shareowners for federal income tax purposes.

Although the Tax-Free Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-

term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Trust cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri Municipal Obligations or, with respect to the Kansas Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas Municipal Obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Missouri or Kansas Municipal Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Litigation and Current Developments. Most states do not grant tax-free treatment to interest on state and Municipal Obligations of other states. The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state Municipal Obligations was affirmed by the U.S. Supreme Court in Kentucky v. Davis, decided May 19, 2008. A state court in Kentucky had previously ruled that the Kentucky state income tax law, which exempts only interest on bonds from in-state government entities, violates the Commerce Clause of the U.S. Constitution, by discriminating against other states’ municipal bonds. The U.S. Supreme Court reversed the lower court’s decision and held that the Kentucky state income tax law did not violate the Commerce Clause of the U.S. Constitution. In so holding, however, the Supreme Court declined to address whether the in-state exemption for private activity bonds violates the Commerce Clause, leaving for future courts to consider any claim that differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally.

Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Obligations in the same manner.

Municipal Leases and Certificates of Participation. Municipal leases and certificates of participation are forms of Municipal Obligations. A municipal lease is an obligation in the form of a lease or installment purchase, which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored by the Adviser on an ongoing basis.

Certificates of Participation represent undivided proportional interests in municipal leases. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations. Moreover, if a certificate of participation is called a Fund may have to invest the proceeds in lower yielding securities.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Notes. Municipal Obligations in the form of municipal notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, and use and business taxes and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Obligations. Pre-refunded Municipal Obligations are instruments in which the principal of and interest on such instruments are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Obligations. Issuers of Municipal Obligations use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Obligations. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Obligations remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Obligations are usually purchased at a price that represents a premium over their face value.

Private Activity Bonds. Industrial development bonds (referred to under current tax law as private activity bonds) are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues. A Tax-Free Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a taxable Fund’s distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. Tender option bonds are typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of a Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax-Free Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Tax-Free Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. The federal income tax treatment of certain aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax-Free Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. The Bond and Tax-Free Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Obligations and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Obligations (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain market environments, auction failures may be more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the auction rate securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Insured Municipal Obligations. The Bond and Tax-Free Funds may invest in “insured” tax exempt Municipal Obligations. Insured Municipal Obligations are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. Insurance policies will usually be obtained by the issuer of a Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. The insurance entitles a Fund to receive only par or face value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Obligation or the value of the shares of the Fund and will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 50% of their assets in Municipal Obligations covered by insurance policies.

The Bond, Short-Term Government, and Tax-Free Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Adviser to be of comparable quality.

A single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same provider may increase the adverse effects on a Fund that are likely to result from a downgrade of, or default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect that Fund, as it may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Call Risk and Reinvestment Risk. Municipal Obligations may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Obligations held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Tobacco Settlement Revenue Bonds. The Tax-Free Funds may each invest a portion of their assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“TMSA”). The TMSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The TMSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the

TMSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the TMSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments, is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the TMSA companies to non-TMSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The TMSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Operational Risk

The Adviser and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Adviser or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Options Trading

Each of the Funds may purchase put and call options and may write covered call and covered put options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. The aggregate value of securities subject to options written by the Tax-Free Funds will not exceed 5% of the respective Fund’s net assets. The Funds (except the Tax-Free Funds) may also, to the extent they invest in foreign securities, purchase put and call options on foreign securities. The aggregate value of securities subject to options written by the Short-Term Government, Bond, Growth, Value and MidCap Growth Funds will not exceed 25% of each Fund’s net assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of a Fund.

Writing Covered Options. A call option written by a Fund obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates it to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities or other instruments. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. Each Fund, except the Tax-Free Funds, may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These Funds may also use options on currency to cross hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Funds (other than the Tax-Free Funds) may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Funds (other than the Tax-Free Funds) may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Funds (other than the Tax-Free Funds) may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Funds (other than the Tax-Free Funds) may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency

An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

Each Fund, except the Tax-Free Funds, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Funds’ Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Preferred Securities

The Growth, Value and MidCap Growth Funds and, to the extent consistent with their investment objectives and strategies, each of the other Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Portfolio Turnover

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. Higher portfolio turnover rates could hinder performance due to higher expenses and increased taxes realized by a Fund.

Ratings of Securities

Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch Ratings (“Fitch”)) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Up to 10% of the Tax-Free Funds’ total assets may be invested in unrated obligations deemed by the Adviser to be comparable in quality to investment grade instruments. Up to 35% of the Bond Fund’s total assets may be invested in obligations rated BBB or Baa by one of the major credit rating agencies. Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

In rating the municipal securities held by the Tax-Free Funds, the Adviser will use the rating of the guarantor or insurer if it is a higher rating than the security’s issuer rating.

The Bond Fund may invest up to 10% of its total assets in high yield securities. Subsequent to their purchase by the Bond and Tax-Free Funds, portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. However, the Tax-Free Funds may not hold more than 5% of their respective total assets in high yield (non-investment grade) securities.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in conjunction with the particular Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the ratings used by NRSROs for securities in which the Funds may invest.

Real Estate Investment Trusts

The Value, Growth and MidCap Growth Funds may invest in shares of real estate investment trusts (“REITs”), consistent with its investment objectives and strategies. The Bond Fund may invest in debt securities issued by REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareowners provided they comply with certain requirements under the Code. The Funds will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Funds.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund’s Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Adviser. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

The repurchase price under the repurchase agreements described in the Funds’ Annual Report generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ Custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund’s assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore 300% asset coverage.

Rights Offerings and Warrants

The Value, Growth and MidCap Growth Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 10% of its net assets, taken at market value, in warrants. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

Special Considerations Regarding Investment in Missouri Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, certified Annual Financial Reports, national, state and industry trade publications, Internet postings, newspaper articles, other public documents relating to securities offerings of Missouri issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents. The Commerce Funds make no representations or warranties regarding the completeness or accuracy of such information.

Missouri ranks as the 21st largest state in terms of area and 18th in terms of population according to the 2010 census. According to the Population Division of the U.S. Census Bureau, the population of Missouri was estimated to be 6,083,672 in 2015, which represented a 1.58% increase from the 2010 census of 5,988,927. According to the 2014 estimate of the U.S. Census Bureau, the St. Louis, Missouri Metropolitan Statistical Area (“MSA”), which includes residents in nearby Illinois, is Missouri’s largest metropolitan area, ranking as the 19th largest MSA nationally with approximately 2,806,207 inhabitants. The Kansas City, Missouri MSA, which includes residents in nearby Kansas, is Missouri’s second largest metropolitan area with approximately 2,071,133 inhabitants, ranking as the 29th largest MSA nationwide. Other Missouri MSAs are centered in the cities of Joplin, Columbia, Jefferson City, St. Joseph and Cape Girardeau.

Missouri’s economy rests chiefly on industry. Aerospace and transportation equipment are the main manufacturers; food products, chemicals, printing and publishing, machinery, fabricated metals, and electrical equipment are also important. St. Louis is an important center for the manufacture of metals and chemicals. In Kansas City, long a leading market for livestock and wheat, vending machines, cars and trucks are leading manufacturing industries. Food processing is Missouri’s fastest-growing industry. The development of resorts in the Ozarks, including Branson and several lakes, has boosted tourism and travel income.

Missouri remains important agriculturally. According to the 2007 Census of Agriculture, with over 100,000 farms, Missouri ranks second only to Texas. The most valuable farm products are soybeans, corn, cattle, hogs, wheat, and dairy items. In terms of other important agricultural products, a vibrant wine industry also contributes to the economy. Coal in the west and north central sections, lead in the southeast, and zinc in the southwest are among the resources exploited by Missouri’s mining concerns. Lead, cement, and stone are the chief minerals produced. In fact, Missouri mines produce 90% of the nation’s principal (non-recycled) lead supply. Other natural resources include iron ore, barite, limestone, and timber.

Farming has traditionally played a dominant role in Missouri’s economy and yielded a large portion of its revenues. The concentration in agriculture, forestry, fishing and hunting was 0.451% in 2013 and 0.462% in 2014, which was below the national average of 0.904% in 2013 and 0.886% in 2014. However, if processing crops, dairy, wood, paper, textiles, leather, breweries and distilleries and other agricultural sectors such as chemicals, equipment, storage and services along with Missouri’s crop and livestock production are included, the percentage employed is increased to 2.351% compared to 1.992% nationally.

Defense-related businesses also play an important role in Missouri’s economy. In addition to the large number of civilians employed at the various military installations and training bases within Missouri, aircraft production and defense-related businesses receive sizeable annual defense contract awards. In 2015, U.S. Department of Defense contract spending of over $6.5 billion to Missouri vendors had a significant impact on Missouri’s economy. U.S. Defense Spending in 2015 was $597.5 billion. Thus, Missouri captured 1.08% of 2015 defense spending while only having 1.94% of the Nation’s population according to 2015 estimates.

Missouri ranked 8th and 9th respectively, in the country in The American Economic Development Institute and Pollina Corporate Real Estate Inc.’s (“Pollina”) 2014 and 2015 “Top 10 Pro-Business States” rankings, an annual study that examines 32 factors controlled by state governments to identify the states most effective at creating strong business environments. States that score well in these categories typically are successful in attracting and retaining businesses.

In 2007, a new Missouri minimum wage law became effective, requiring Missouri’s minimum wage to adjust annually, based on changes in the Consumer Price Index. The Missouri minimum wage applies generally, but does not apply to Missouri retail or service businesses whose annual gross sales are less than $500,000 or to federally-covered employment. Missouri’s minimum wage remained at $7.65/hour as of January 1, 2016. After local lawmakers in Kansas City and St. Louis approved city minimum wage increases in 2015, the Missouri General Assembly overrode Gov. Jay Nixon’s veto to pass a law that bans cities from setting their own pay floors above the statewide level.

Right-to-work legislation, which would have banned the requirement that individuals become union members or pay union dues as a condition of employment, advanced farther than ever before in Missouri in 2015. The legislature passed the law, but it was vetoed by Governor Jay Nixon and the legislature was not able to obtain the two-thirds majority needed to override the veto. Had it passed, Missouri would have become the 26th right-to-work state.

Employment is distributed among the manufacturing and trade sectors in a close approximation of the average national distribution, thus lessening Missouri’s cyclical sensitivity to impact by any single sector. However, employment in the service sector in MO and the US has diverged: going from 55% in MO and 36% in the US in 2014 to 52% in MO and 41% in the US in 2015. In 2015, services, including health care services, represented the single most significant non-agriculture economic activity (excluding government), with trade, transportation and utilities ranking second and manufacturing ranking third. As of December 2015, these three economic sectors accounted for approximately 80% of Missouri’s nonagricultural employment. Manufacturing, which accounts for approximately 9% of nonagricultural employment, is concentrated in industrial machinery, transportation equipment and other durable goods. From January 2015 to December 2015, Missouri gained approximately 6,000, or 2.0%, of its manufacturing jobs compared to a 1.0% increase in this sector nationally. From January 2015 to December 2015, Missouri gained approximately 63,000 non-agricultural jobs.

The unemployment rate in Missouri fell from 5.4% at the end of 2014 to 4.4% at the end of 2015. The rate for the entire U.S. at the end of 2015 was 5.0%. The St. Louis metropolitan area gained over 32,000 jobs between January 2014 and November 2014, including gaining 9,000 in trade, transportation and utilities, 4,000 in manufacturing, 5,500 in education and health services sectors, 1,000 in government, 1,000 in the information field and just under 10,000 in the professional and business services field. According to a recent United States Department of Agriculture (“USDA”) study, Missouri ranks seventh in the nation in the number of people facing food insecurity every day.

The Kansas City metropolitan area gained almost 22,000 jobs between January 2015 and November 2015. The Kansas City area unemployment rate fell to 3.9% in November 2015, better than its year-earlier rate of 4.8%— even with almost 15,000 new people in the labor force. The administrative and waste services sector had the biggest year-over-year job growth in the Kansas City metropolitan area increasing by 13.6%, with the professional and business services sector as the second-largest job gainer increasing 10.3%, and the construction and real estate, renting and leasing sectors each increasing by 7.5% and 7.4%, respectively.

Energy prices, interest rates and the value of the dollar are expected to continue to influence national and Missouri economic conditions. In 2014, Missouri was a big beneficiary of plummeting oil prices, becoming the first state since 2009 to have an average gas price below $2.00 per gallon. Gas prices in Missouri continued to be well below the national average in 2015. Whether oil prices will continue to decline and stay low, and the subsequent effects on the economy, remains to be seen.

Coal producers, including St. Louis based Arch Coal and Peabody Energy (two of the largest coal companies in the U.S.), continued to struggle in 2015. Both went through layoffs, sought to restructure debt in hopes of avoiding bankruptcy, and saw the continued decline of investor interest. In December, Arch learned that it faced delisting by the New York Stock Exchange because its market capitalization had fallen below the exchange’s minimum level.

With respect to the automobile industry, in 2011, Ford announced a $1.1 billion investment in its Claycomo, Missouri facility. Since 2011, about 4,000 jobs have been added at that plant. In September 2014, General Motors announced it was adding 750 jobs and a third production shift at the Wentzville plant; due to heavy demand for certain pick-up trucks, additional “flex” employees were hired in 2015. Yanfeng USA Automotive Trim Systems built a new multi-million dollar manufacturing and sequencing facility plant in the City of Riverside. The new plant was designed to supply interior components (including floor consoles, instrument panels, and door panels) to General Motors’ assembly plants in Kansas City, Kansas, and Wentzville, Missouri.

Although Overland Park remains Sprint Corp.’s headquarters, in 2013 Tokyo-based Softbank Corp. spent $21.6 million to acquire 78% of Sprint. Sprint reduced its workforce by 5,000 employees between December 2013 and October 2014, including closing its Overland Park call center and layoffs at the Overland Park office. In October 2015, Sprint announced a $2 to $2.5 billion cost-cutting plan, which includes job cuts. As noted below in the description of special considerations regarding investment in Kansas, the effects of these cuts remain to be seen.

Creve Coeur, Missouri-based Monsanto, the world’s largest seed maker, announced in October 2015 that it would layoff 2,600 employees over 18 to 24 months. Earlier in the year, Monsanto made three separate unsuccessful offers to buy Syngenta.

Missouri’s adjusted gross revenue from its licensed casinos during the fiscal year ending 2015 was $1.682 billion, up 1.2% from the 2014 fiscal year total of $1.662 billion. The Missouri Gaming Commission voted in 2014 to implement a new state law that will allow gambling on credit (with lines of credit of at least $10,000 and no maximum). Missouri became the 11th state to allow gambling on credit. However, industry analysts do not expect the introduction of credit accounts to increase revenue. Currently, seven of Missouri’s 13 casinos offer gambling on credit.

On March 27, 2014, the Cardinals celebrated the grand opening of Ballpark Village in St. Louis. The cost of the first phase of Ballpark Village was approximately $100 million, and includes ticketed seats for Cardinals games, several restaurants and bars, and a 35 foot television. Ballpark Village is reported to support approximately 1,200 full-time and part-time jobs and is expected to have approximately 6 million visitors in its first year.

The shooting of Michael Brown by Ferguson Police Officer Darren Wilson on August 9, 2014 led to rioting, looting and vandalism in Ferguson, Missouri and the surrounding areas. After the announcement made on November 24 that a grand jury had declined to indict Officer Wilson, more rioting, looting and vandalism of area businesses occurred. Estimates in early December 2014 suggested 17 buildings worth about $4.6 million were destroyed and another 37 buildings were damaged. The Missouri Highway Patrol and Missouri National Guard were called into the area by Governor Jay Nixon with estimates that the deployment cost the state more than $12.5 million. The Ferguson police chief and other officials resigned in 2015. Student protests on the University of Missouri campus in Columbia regarding alleged racism led to the November 2015 resignations of Tim Wolfe, the University of Missouri System president, and R. Bowen Loftin, chancellor of the system’s flagship campus. Overall, the effect on the St. Louis and Missouri economy remains to be seen.

Historic flooding impacted Eastern Missouri during December 2015; thousands of homes were flooded and Missouri was designated a federal disaster area on January 2, 2016. The storms and floods caused 20 deaths. Damages are estimated to exceed $500 million.

In January 2015, reports surfaced that St. Louis Rams owner, Stan Kroenke, planned to build a football stadium in Inglewood, California and move the St. Louis Rams there as the Los Angeles Rams. The group behind the bid to keep the Rams in St. Louis presented their own plan for a new St. Louis Rams stadium to the NFL. On January 12, 2016, the NFL owners officially approved the relocation to Los Angeles. The impact of this move remains to be seen.

A-B InBev, the world’s largest brewery and the parent company of St. Louis-based Anheuser-Busch, has announced the acquisition of SABMiller, the world’s second largest brewery, in a $109 billion takeover deal. The impact on Anheuser-Busch and Missouri in general remains to be seen.

Limitations on State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of casual deficiency in revenue, may issue bonds in an amount not to exceed $1 million for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1 million by reason of unforeseen emergency or of casual deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.

Certain water pollution bonds, rural water and sewer bonds, storm water control bonds and State building bonds are also authorized pursuant to Section 37(b)-(h). In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150 million of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, and as amended in 1998, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, state voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of corrections institutions and institutions of higher education, land acquisition, construction or purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $100 million for the purpose of providing rural water and sewer grants and loans, including grants for the establishment of water supply hook-ups in unincorporated areas of any county to water supplies. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate amount of $200 million for the purpose of providing funds for providing storm water control plans, studies and projects in certain counties and cities. In 2008, voters approved a constitutional amendment, which limited permitted funds to only public water and sewer districts and, among other things, modified specific limitations on the use of such funding.

In November 2004, Missouri voters approved an amendment to the Missouri Constitution to redirect a portion of the motor vehicle sales tax from the general revenue fund to the state road fund, thereby allowing Missouri to direct additional funds toward enhancing its road and bridge infrastructure (“Constitutional Amendment No. 3”). When Constitutional Amendment No. 3 projects are completed, without further authorization, the balance of state transportation funds will be substantially less, and related interest income will also decline. Only Constitutional Amendment No. 3 revenues are used to pay principal interest on Constitutional Amendment No. 3 debt. When the related bond proceeds are spent, the new Constitutional Amendment No. 3 revenues will be committed to repayment of principal and interest through Fiscal Year 2026.

Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

As of the release of the December 2015 General Revenue Report, net general revenue collections in fiscal year-to-date 2016 increased 2.6% compared to Fiscal Year 2015, increasing from $4.06 billion last year to $4.17 billion this year, which is $110 million more than the previous high of $4.06 billion in Fiscal Year 2015. In Fiscal Year 2015 net general revenue collections decreased by 3.6% compared to Fiscal Year 2014, decreasing from $8.141 billion in Fiscal Year 2014 to 8.107 billion in Fiscal Year 2015. Fiscal Year 2016 revenues are expected to rise by 3.6%, with a consensus estimate for Fiscal Year 2016 of $8.673 billion. The revised revenue estimate assumes growth of 4.6 percent, which reflects solid growth in income and sales taxes. This growth will be offset by weak growth in corporate taxes, largely the result of the ongoing phase-out of franchise tax and other tax policy changes. Tax credit redemptions will continue to equal a large portion of net revenue, though likely will not be as high as the record level reached in Fiscal Year 2012. In any case, it is important to note that this estimate reflects a downward adjustment from the number on which the Fiscal Year 2015 budget is based. The Missouri Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Years 2014 or 2015. Sales and use tax collections are expected to increase by an estimated 2.07% for Fiscal Year 2016, from an estimated $2.034 billion in Fiscal Year 2015 to an estimated $2.077 billion in Fiscal Year 2016.

Article X, Sections 16-24 of the Missouri Constitution (the “Tax Limitation Amendment”) impose a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the Fiscal Year 1980-1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the “Revenue Limit”) for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in Fiscal Years 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources (“Personal Income of Missouri”) in calendar year 1979, times (ii) the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by Missouri is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution. In 1999, total state revenues exceeded the total state revenue limit by $98.9 million, the entire amount of which was refunded to Missouri taxpayers in calendar year 2000. In Fiscal Years 2000–2014, total state revenues did not exceed the total state revenue limit. Total state revenues for Fiscal Year 2013 were below the total state revenue limit by nearly $3.5 billion, with 2014 numbers not yet released. The Missouri Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Years 2014 or 2015.

In addition to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes or fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the Missouri General Assembly without voter approval.

Because the Missouri Tax-Free Intermediate Bond Fund invests primarily in Missouri municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Missouri and its municipalities, agencies, authorities and other instrumentalities that issue those securities.

Special Considerations Regarding Investment in Kansas Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, certified Annual Financial Reports, national, state and industry trade publications, Internet postings, newspaper articles, other public documents relating to securities offerings of Kansas issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents. The Commerce Funds make no representations or warranties regarding the completeness or accuracy of such information.

Because the Kansas Tax-Free Intermediate Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

Kansas ranks as the 15th largest state in terms of size. According to the Population Division of the U.S. Census Bureau, the estimated population of Kansas was 2,911,641 on July l, 2015, which placed it 34th out of the states. Kansas’ population growth from 2010 to 2015 was 2.1%, compared to the nation’s population growth of 4.1% for the same period.

In the agricultural sector, grain prices and projected net farm income have fallen throughout 2015. The relative strength of the U.S. dollar overseas also is having negative implications for all exports, including agriculture. Land values continue to climb across the state despite declining net farm income.

For both oil and gas, record levels of storage and major downward revisions in the estimated prices for these commodities have significantly reduced projected severance tax collection in both fiscal year 2016 and fiscal year 2017. The forecasted price per taxable barrel of Kansas crude oil has now been reduced to $35 for fiscal year 2016 and $45 for fiscal year 2017. For perspective, the final actual price for fiscal year 2014 was $93.79 per barrel. Oil production, which had been increasing in recent years, is now expected to decline throughout the balance of the forecast period. The price of natural gas is expected to average $2.05 per 1,000 cubic feet (“mcf”) for fiscal year 2016 before increasing to $2.50 per mcf for fiscal year 2017, based on an industry source’s analysis of futures markets. (The previous price forecast for fiscal year 2016 was $3.55 per mcf.)

The Consumer Price Index for all urban consumers is expected to increase by only 0.1% in 2015. The latest forecast calls for inflation to remain at very moderate levels of 1.8% in 2016 and 2.1% in 2017.

The Pooled Money Investment Board (“PMIB”) is authorized to make investments in U.S. Treasury and agency securities, highly rated commercial paper and corporate bonds, repurchase agreements and certificates of deposit in Kansas banks. Low idle-fund balances in recent years have required the PMIB to maintain a highly liquid portfolio, which reduces the amount of return available to the pool. The State is expected to earn only 0.28% on its State General Fund portfolio in fiscal year 2016, and 0.30% for fiscal year 2017 (compared with a 4.26% rate as recently as fiscal year 2008). The current forecast contemplates the expected continuation of historically low interest rates.

The Kansas economy has expanded from its original base in agribusiness into an economy with a diverse mix of growing industries. Advanced manufacturing – especially aviation and aerospace manufacturing – is an important driver in the Kansas economy. Wichita remains one of the great aviation hubs in the world, earning the city the title of “Air Capital of the World,” although that title has been called into question due to significant layoffs in the area over the last few years. Wichita produces more than 30% of the world’s general aviation aircraft. Approximately 53% of Wichita’s manufacturing employment is related to the aviation/aerospace industry. Kansas is home to many key aviation companies, including Textron, Bombardier Learjet (“Learjet”) and Spirit AeroSystems (“Spirit”).

Nonetheless, some aspects of the aviation industry in Kansas have suffered adverse circumstances in recent years. On December 21, 2015, Spirit announced it would temporarily lay off fewer than 70 production workers in Wichita for a period of 21 days or less. On January 11, 2016, Spirit announced that those temporary layoffs had been transitioned to permanent layoffs. The company cited higher than necessary employment levels based on factory efficiencies and lower than expected attrition levels. Spirit also announced voluntary retirement and voluntary layoff programs for some executives, managers and salaried employees in Wichita. The layoffs came as a surprise to some in light of the company’s most recent public disclosure of its financial results in the 3rd quarter of 2015, which reported an 87% profit gain on $1.6 billion in revenue. Spirit also announced it had $46 billion in backlog work and expected to hire employees in 2016 to meet the needs of the business.

In 2014, the Wichita City Council approved a letter of intent to issue up to $52.7 million in industrial revenue bonds for Learjet through the end of 2018. The council previously approved a full 5-year property tax abatement on property financed by the bonds. On July 7, 2015, the council approved $1.28 million in industrial revenue bonds to finance Learjet’s capital investments for the first half of 2015, which included expanded manufacturing facilities, a ground power unit, airborne data acquisition and display systems, and a mobile telemetry trailer, among other things.

Hawker Beechcraft, Inc. filed for bankruptcy protection on May 3, 2012. Cessna’s parent company Textron confirmed in January 2014 that it would buy Beechcraft for $1.4 billion. Textron announced in January 2015 that it had fewer jet deliveries in the 4th quarter (55 new jets delivered versus 62 in the previous quarter), though the unit’s total revenues were up $597 million to $1.5 billion year over year. The company attributed the revenue growth primarily to the impact of the Beechcraft acquisition, which closed in March 2014. Just one month after Textron’s acquisition of Beechcraft, the company announced layoffs affecting about 750 full-time and contract employees company-wide, including approximately 575 Kansas employees.

In addition, General Motors (“GM”) and its suppliers have a significant automotive presence in Kansas City, Kansas, where GM manufactures Chevrolet and Buick products. In 2015, General Motors announced a $174 million plant investment to support production of the new 2016 Chevrolet Malibu, about 12 million of which are manufactured at the company’s Fairfax Assembly Plant in Kansas City, Kansas. Although the Malibu once was a strong competitor in the industry, sales have dropped 9.4% from 2012 to 2014, a trend that did not improve in 2015. The Fairfax facility employs 3,230 hourly and 270 salaried workers. The company also touts its community involvement, reflected in employment of United Auto Workers Local 31 members, the company’s annual total wage and benefit payroll of $432 million, and its payment of state and local payroll taxes of $14.6 million and property taxes of $8.4 million. GM also makes about $450,000 per year in local charitable contributions. After contract negotiations in 2015, the company avoided strikes by agreeing to signing bonuses worth a total of about $92 million for 3,500 workers at the Fairfax plant.

The Goodyear Tire & Rubber Company (“Goodyear”) has operated a tire plant in Topeka since 1945. In August 2013 Goodyear and the United Steelworkers agreed to a new contract which would keep the Topeka plant open for at least four years. The Topeka plant employs 1,550 workers and is one of the largest tire manufacturing plants in the world. In May 2014, the company announced plans to open a new plant in 2017, but said operations in Topeka would not be affected. On December 1, 2015, Goodyear announced intentions to combine its North America and Latin America businesses into one Americas business unit, effective January 1, 2016. The new organization is structured to accelerate growth and maximize earnings over time. The effects of the restructuring to its operations in Kansas have yet to be seen.

The performance of the telecommunications industry has a strong influence on the services industry in Kansas, especially in the Kansas City metropolitan area. Since December 2012, Sprint’s total employee count has declined from 39,000 employees to 33,000 in 2015. In 2015, Sprint’s revenue slid 6% to $7.98 billion in the second quarter. Overall, Sprint reported a loss of $765 million in 2014 and $585 million in 2015. In order to get the company back on its feet, Sprint announced plans to cut $2.5 billion in operating costs, which include another round of job cuts before January 30, 2016. The effect on Kansas’ economy of these cuts remains to be seen.

In October 2015, Hill’s Pet Nutrition announced it would eliminate 44 information technology jobs in Topeka over the next year as the company shifts some information technology jobs to centers in New Jersey, Mexico City and Mumbai. The transfers are expected to occur in January 2017. The Topeka facility employs more than 900 people.

Kansas has made bioscience one of its top target industries. The State currently has more than 16,000 people employed in the biosciences and has initiated a comprehensive strategy to build on its established and emerging strengths. Animal health is one of the State’s leading bioscience sectors, with the Kansas City Animal Health Corridor running through the heart of Kansas. This corridor has the world’s largest concentration of animal health interests and accounts for nearly one-third of total sales in the global animal health market. To support its bioscience efforts, Kansas is investing significant resources to make Kansas a national leader in the biosciences by funding research, development and commercialization. Kansas is investing in its future to help build a dynamic bioscience industry to stimulate job growth, attract private venture capital and increase research and business investment.

During 2009 Kansas gained final approval for a National Bio and Agro-Defense Facility (“NBAF”) located in Manhattan, Kansas, a state-of-the-art biocontainment facility for the study of foreign animal, emerging and zoonotic diseases that threaten animal agriculture and public health. In January 2015, Governor Brownback and legislative leaders agreed to authorize another $231.3 million in bonds, with certain conditions, to help finance the project, with the approval conditioned on the U.S. Department of Homeland Security signing a letter agreeing that the State would not be asked to pay any more and that the federal government would pay for any future project cost increases. The additional bonds bring the State’s total investment in the facility to $307 million, or 25% of the total cost, whichever is lower. Kansas lawmakers initially authorized $105 million in bonds when the State was awarded the project. As of early 2015, it had only issued about $75 million of those bonds, which were used to build a power plant to serve the new lab. Since 2009, the total cost of the project has doubled to an estimated $1.15 billion, and Homeland Security has asked the State to pick up part of that additional cost. In December 2014, Congress approved a funding bill for the Department of Homeland Security. While the bill only funded the agency through March 2015, it did include $400 million to pay the remaining federal share of the cost of the NBAF. On May 15, 2015, the Department of Homeland Security announced a $834 million construction contract was awarded to an out-of-state joint partnership. Construction began on May 27, 2015 and is anticipated to continue for the next five years. Manhattan officials expect 800 to 1,000 workers per day on site. When the facility opens, some 400 researchers and others will be employed, averaging $77,000 a year in salary and benefits. Analysts project an economic impact of $679 million over five years.

Kansas is also a leader in the fast-growing area of composites and advanced materials, a sector in which it is already seeing cluster development in the Wichita and Kansas City areas. Kansas has emerged as a leader for professional services companies, including those involved in finance, accounting, information technology and architectural design. In recent years, the State has seen unprecedented success in terms of recruiting new service-related companies, with corporate leaders such as J.P. Morgan, U.S. Bank, Cerner Healthcare, Fishnet Security and Netsmart Technologies all establishing new facilities there.

In April 2014, J.P. Morgan announced the sale of its Overland Park-based retirement services business to Great-West Financial. The facility had about 1,000 employees providing recordkeeping services to more than 200 clients and 1.9 million participants with about $167 billion in 401(k) retirement assets. Great-West Financial’s purchase of the business made the Colorado-based company the second-largest record-keeper of 401(k)-type retirement plans, serving 6.8 million workers with a combined $387 billion in assets. The company had no plans to downsize the business as a result of the acquisition.

Cerner Corp. opened a new 660,000 square-foot campus on the east edge of the Legends shopping district in Wyandotte County in August 2013. The $141 million project was built to house Cerner’s health information technology services engineers and support staff –

which is expected to total about 4,000 employees (mostly new jobs to be hired over the following couple of years). To complete the project, Cerner received approximately $147 million in Kansas sales tax bonds and $85 million in other state incentives. In 2015, Cerner landed a $16.3 million contract with the U.S. Department of Defense to digitize the military’s 9.7 million health records. The contract covers software, licenses, hardware and equipment and is expected to be completed in May 2020.

On September 30, 2014, Amazon.com announced it would close a warehouse in Coffeyville, Kansas. The move affected more than 630 employees and hundreds of temporary workers in the area beginning in January, 2015. Montgomery County officials stated that it could raise the county’s unemployment rate from 4.8% to more than 6.5% – the highest in the State. Beyond that, officials stated that the closing of the warehouse, paired with the closing of a Southwire plant earlier in 2014, could pull $18.6 million from that county’s economy. U.S. Census data for 2014 reported an 18% poverty rate in Montgomery County, compared to 13.6% for the state during that time.

As a traditional agricultural leader and a state blessed with tremendous natural resources, Kansas is positioned to be a forerunner in renewable energy production. Kansas ranks very high in total biomass production, with companies benefitting from economical access to feedstock for bio-based fuels, as well as proximity to feedlots that serve as a market for the animal feed resulting from biofuel byproducts. With three million head of cattle on feed in southwest Kansas, biofuel plants can enjoy the cost savings of sending wet grains to nearby feedlots.

Kansas is ranked number two in wind potential and is among the top 10 states for operating wind farms. There are also thousands of megawatts of additional wind energy under development across the State and over 700 megawatts currently under construction. Kansas wind is very cost effective due to high productivity factors, and has therefore been attractive to out-of-state utilities, which are purchasing over 40% of the wind energy produced in Kansas. According to data in the 2013 Annual Wind Market Report, Kansas ranks in the Top 10 in a number of categories: 8th in wind power capacity installations (2967 megawatts), 2nd in wind power capacity additions during 2013 (254 megawatts), 3rd in wind energy as percent of total state generation (19.4%), 7th in fastest growing states for wind generation (82% annual growth), and 6th in total generation from wind power (9.43 million megawatt hours).

In December, 2010, Siemens AG opened a new wind turbine nacelle assembly facility in Hutchinson, Kansas. Siemens announced in January 2015 that it had secured a new contract to supply 21 wind turbines using nacelles made in Hutchinson for a new 48-megawatt wind farm being built in Rush County, Kansas. Siemens will manufacture the 90-ton nacelles and hubs in its 300,000-square-foot plant in Hutchinson, which has 400 employees. In December 2015, Westar Energy announced it would work with Infinity Wind Power to construct a 280-megawatt wind farm in western Kansas. The Western Plains Wind Farm will bring Westar’s renewable energy total to more than 1,500 megawatts. The key components of the turbines will be assembled at the Siemens facility in Hutchinson. Westar also stated it is finalizing a separate agreement for another 200 megawatts of wind energy. Both wind farms are expected to be operational in early 2017. Recent reports indicate an 8.64% increase in Kansas wind energy generation from 2013 to 2014.

Kansas ranked 5th in the country in Pollina’s 2015 and 2014 “Top 10 Pro-Business States” rankings, an annual study that examines 32 factors controlled by state governments to identify the states most effective at creating strong business environments. Pollina has ranked Kansas in the top 10 for 8 consecutive years. The 5th place ranking is the state’s highest finish ever in the Pollina rankings. States that score well in these categories typically are successful in attracting and retaining businesses.

Area Development, a leading publication covering site selection and facility planning, awarded Kansas with a Silver Shovel in its 2015 Gold and Silver Shovel Awards. Kansas has won this award 8 times in the last 9 years. The award recognizes states with a significant number of high-value-added new jobs and investment for the year.

Kansas Personal Income (“KPI”) has continued to grow more slowly than U.S. Personal Income (“USPI”) since the first quarter of 2014 and is expected to continue to do so throughout the forecast period. The previous KPI growth estimate of 3.4% for 2015 has now been reduced to 2.2%, and estimated 2016 growth in this key indicator has been reduced from 4.4% to 3.9%. A reduction in farm income has been one factor influencing the decline in KPI growth since the beginning of 2014. The latest national estimates call for USPI growth of 4.3% in 2015 and 4.8% in 2016 (down from the previous forecast of 4.5% and 5.1%, respectively).

Data from the Kansas Department of Labor shows that from September 2014 to September 2015, Kansas private sector employment increased by about 10,100 jobs, or 0.9%. That growth is below the 1.5% figure that had been previously expected, and also less than the comparable 2.1% growth that occurred nationally over the same 12-month period. The forecasted Kansas unemployment rate of 4.3% in 2015 and 4.1% in 2016 is expected to remain well below the national unemployment rate forecast (5.0% and 4.8%, respectively). Kansas’ unemployment rate was an estimated 4.1% in November 2015, compared with the U.S. unemployment rate of 5% at the same time. An estimated 1,429,595 Kansans were employed in October 2015.

The top employers in Kansas are two aviation manufacturers: Spirit (10,000 employees) and Cessna (6,200 employees); a telecommunications company: Sprint (7,500 employees); and an auto manufacturer: GM – Fairfax Plant (4,000 employees). The annual mean wage for Kansas was $42,020 in May 2014, which was below the U.S. mean of $47,230. The Kansas median household income (in 2014 dollars) for 2010 to 2014 was $51,872, which was below the U.S. median of $53,482. The 2014 poverty rate estimates for Kansas had 13.6% of the population living in poverty compared to an average of 14.8% for the nation.

Nationally, real gross domestic product (“GDP”) expanded briskly with 3.9% growth in the 2nd quarter of 2015, after growing 0.6% in the 1st quarter. Most of this growth was due to growing personal consumption expenditures, with investment experiencing the second largest growth. Net exports and government spending also contributed to the increase in real GDP, as both had moderately positive growth. Employment increased by 2.1% nationally in the last 12 months, while Kansas employment increased by 0.9% and employment in the Wichita metropolitan area grew by 1%. In 2016, Kansas total nonfarm employment is expected to increase by 19,958 jobs, which implies the employment growth rate is anticipated to be 1.4%. The production sectors are forecast to expand 1.2% in Kansas, adding 2,825 jobs in 2016. The natural resources and construction sector is expected to have the strongest growth, at 2.4%. The trade, transportation and utilities sector is expected to grow 0.8%, adding over 2,000 new jobs. Wholesale trade is projected to be the fastest growing subsector, adding 700 jobs for 1.1% growth. The service sectors are anticipated to have strong growth in 2016, adding 14,549 new jobs while growing 2.2%. The professional and business services sector is expected to lead service sector growth at 3.5%, adding almost 6,000 jobs. Education and health services are also anticipated to have strong growth, adding over 4,700 jobs. The government sector is projected to increase 0.2%, adding 536 new jobs in 2016. The federal and state government sectors forecast a slight decline in employment, while the local government sector is anticipated to experience a small amount of growth statewide.

However, it is expected that much of the job growth through 2022, while substantial, will be in relatively low-paying jobs that do not require much education. The Kansas Department of Labor anticipates that about 16,799 jobs will be created annually and 33,777 retiring workers will need to be replaced each year. Of the top 20 jobs with the most predicted openings, only seven generally require a degree or certification after high school. The five predicted to need the most new and replacement workers are retail salespersons, with 1,590 openings annually; customer service representatives, 1,198; food preparation and service workers, 1,151; registered nurses, 1,053; and laborers and material movers, 1,045. Out of the 1,609,566 jobs projected to exist in 2022, 67% are forecast to require a high school diploma or less.

Kansas gained 2,000 nonfarm jobs in December 2015, as the unemployment rate held steady at 3.9%. The Kansas Department of Labor announced that the state gained 9,400 private sector jobs over the past year. While the figure represents an increase of 0.8%, it is well short of the state’s per-year goal of 25,000 jobs. Nonfarm jobs increased by 6,900, or 0.5% since December 2014. Initial claims for unemployment benefits were up in December, at 16,979 compared with 13,344 in November. Continued claims for unemployment benefits were also up in December, at 66,444 compared with 63,370 in November. The Labor Department cited significant growth in health care and social assistance jobs and continued growth in construction as contributing to an overall gain of 1,800 private sector jobs for Kansas in December. The growth occurred despite a decrease in trade, transportation and utilities industries that resulted from lower-than-expected retail trade hiring.

A monthly report from the Congressional Joint Economic Committee indicated Kansas was one of 12 states where private-sector employment fell in 2015; Kansas’ job total had grown 1.5% since December 2007. The national average was 3.2%. The state’s job totals have grown about 7.9% since February 2010, while the national average was 11.7%. Kansas lost 1,500 private-sector jobs in May 2015, though it had 8,300 more jobs than in May 2014. Still, that was a marked deceleration, because the State had added 25,500 jobs the previous year. The Kansas labor force has increased by only about 800 people since 2012.

Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas Legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

The following information is a brief summary of particular Kansas state factors affecting the Kansas Tax-Free Intermediate Bond Fund and does not purport to be a complete description of such factors. The financial condition of Kansas, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, Kansas faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect its financial situation or issuers located within Kansas. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Kansas, and there is no obligation on the part of Kansas to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Kansas. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

The State of Kansas uses debt financing to pay for certain state expenditures. Except for the Kansas Department of Transportation, which issues bonds to finance highways and other transportation projects, the Kansas Development Finance Authority (“KDFA”) is the issuer of revenue bonds for the State and some local governments. KDFA issues debt to fund capital improvements debt for local government projects, acquisition, and renovation of state office space, construction and renovation of state university facilities, prison construction, and expansion and energy conservation improvements. KDFA also issues bonds or other debt instruments to finance health care facilities and a portion of the State’s retirement obligations. The remaining obligations KDFA issues on behalf of the State can be characterized as State General Fund appropriation bonds, such as those bonds issued to renovate the Capitol Building. Of the State’s total bonded indebtedness, 23.5% is an obligation of the State General Fund. Provisions in the Kansas Constitution allow for the limited issuance of general obligation bonds subject to certain restrictions. However, no bonds have been issued under these provisions for decades. No other provisions in the Constitution or State law limit the amount of debt that can be issued for Kansas agencies.

KDFA works with rating agencies Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Financial Services (“S&P”) to facilitate the State’s issuer “shadow” credit ratings. Moody’s current issuer rating for Kansas is Aa2, which means the State’s bond obligations are generally of high quality and have low credit risk. Moody’s has cited the State’s moderate debt levels, strong governance, low unemployment, and a diverse economy as strengths. The rating was downgraded from Aa1 in 2014 with Moody’s pointing to low general fund balances, the use of non-recurring measures to balance the budget, and unfunded pension liability. Moody’s considers the rating outlook for Kansas to be stable. S&P’s issuer rating for Kansas is AA, which means a very strong capacity to meet financial commitments. S&P has cited the State’s economy and governmental framework as strengths. Challenges for the State include low general fund balances and unfunded pension liabilities. S&P reduced its bond rating for Kansas in August 2014 from AA+ partially because of these challenges.

The General Fund is the chief operating fund of the State. For fiscal year 2015, the governmental funds reported a combined ending fund balance of $0.9 billion, a decrease of $193.7 million in comparison with the prior year. The major portion of the fund balance is restricted by the enabling legislation and purpose restricted grant funds. At the end of fiscal year 2015, the unassigned fund balance of the General Fund was a negative $285.0 million, while the total fund balance was negative $279.7 million. During fiscal year 2015, the State experienced increased revenue in income and inheritance, sales and excise taxes. During the 2012 Legislative Session, House Bill 2117 was passed and signed into law. This Bill contained a number of provisions (most of which became effective January 1, 2013) which affect Kansas income tax. The cash and investment balance is approximately $331 million lower in fiscal year 2015 than it was in fiscal year 2014. Fiscal year 2015 was closed with revenues less than expenditures of $381.9 million.

The State’s net position increased by $146.7 million as a result of operations in the proprietary funds. This increase resulted from a $30.2 million increase in the Water Funds and a $175.6 million increase in the Unemployment Insurance Fund. There was a decrease of $52.4 million in the Health Care Stabilization Fund and a $6.8 million decrease in Other Nonmajor Funds.

State investment in capital assets for its governmental and business-type activities as of June 30, 2015 amounted to $13.2 billion. This investment in capital assets includes land, buildings, improvements, equipment, intangible assets, infrastructure and construction in progress. Infrastructure assets are items that are normally immovable and of value only to the State, such as roads and bridges.

The total long-term debt obligations increased by $2.2 billion during the current fiscal year. The key factor in this increase was the implementation of GASB 68 and 71 which recorded a $1.8 billion net pension liability.

The Governor of Kansas is statutorily mandated to present spending recommendations to the Legislature. The Governor’s Budget Report reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The budget issued January 13, 2016 presents the revised budget recommendations for fiscal years 2016 and 2017. The Legislature uses the Governor’s Budget Report as a guide as it appropriates the money necessary for Kansas state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

The current budget proposal recognizes the challenging revenue situation the State continues to face due to lagging aviation and oil and gas sectors and low farm commodities prices. The State faces a $118.2 million shortfall for the remainder of the 2016 fiscal year, which ends June 30. The proposal to balance the budget includes $98.9 million in reduction recommendations.

The State’s approved budget for fiscal year 2016 includes total revenues of $6,334.1 million. The fiscal year 2016 revised budget includes total revenues of $6,258.0 million, which is a decrease of $76.1 million. The Consensus Revenue Estimating Group met in November 2015, and revised downward the total revenue projections by $159.1 million. As a result of the Consensus Revenue projection, an allotment plan was announced on November 6, 2015, which included $56.9 million in transfers to the State General Fund. There are $24.2 million of additional transfers to the State General Fund that are proposed in the fiscal year 2016 Rescission Bill. Fiscal year 2016 preservation projects remain at the planned programed levels and all preservation work for fiscal year 2017 and beyond will remain at the original T-WORKS announced levels. A $9.0 million transfer from the Children’s Initiative Fund is a one-time adjustment that will align the Early Childhood Block Grant in the correct accounting period.

In addition to the Consensus Revenue projection, November 2015 allotment transfers and additional transfers proposed in the fiscal year 2016 Rescission Bill, there is additional revenue proposed through enhanced debt collections efforts at the Kansas Department of Revenue (“KDOR”). The Legislature’s efficiency consultants have recommended filling vacant audit and collections positions at KDOR in order to gain efficiency and effectiveness in debt collection. Historically, the average auditor produces about $0.9 million in collections annually and a collection agent produces about $1.0 million in collections annually. The fiscal year 2016 Rescission Bill includes a recommendation to fund 21 vacant positions, which is estimated to generate $7.5 million in additional revenue.

The fiscal year 2017 approved budget includes total expenditures at $6,398.5 million. The fiscal year 2017 revised budget recommendation includes total expenditures of $6,394.7 million, which is a decrease of $3.8 million. Included in the fiscal year 2017 expenditure revisions is $27.0 million of additional spending from revised K-12 Consensus Estimates. Also included is $30.8 million of additional spending from revisions to the Human Services Consensus Caseloads. There are also $105.7 million of reduction recommendations in the revised fiscal year 2017 budget. Actual spending from all funding sources in fiscal year 2015 totaled $15,089.1 million. The recommendation for fiscal year 2016 is $15,554.0 and increases to $16,094.8 million in the recommendation for fiscal year 2017.

Kansas is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against Kansas arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome and estimates have been made regarding the amount or range of potential loss in the event of an unfavorable outcome. After review, it is Kansas’ opinion, according to its financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the Kansas’ financial position, except for the cases below.

In Gannon, et al v. State of Kansas, 32 individual plaintiffs and four school districts have brought various legal challenges to the school finance formula. In their suit, the plaintiffs claim that the State has unconstitutionally made cuts in funding for public education in contravention of Article 6 of the Kansas Constitution. Plaintiffs also contend that certain components of the school finance formula are unconstitutional. In their suit, plaintiffs sought injunctive relief to prohibit implementation of an unconstitutional funding formula, money damages, costs, reasonable attorneys’ fees, and other equitable relief. The case was tried in the summer of 2012 before a three-judge panel and on January 11, 2013, the panel ruled in favor of the plaintiffs. As relief, the panel ordered a specific and substantial increase in the base state aid per pupil going forward, and also ordered a substantial increase in the State’s funding of school district capital outlay funds. In response, the State passed and the Governor signed into law, an appropriation of $25.2 million in capital outlay equalization funding and an additional $109.3 million of local option budget equalization funding for fiscal year 2015. On June 11, 2014, the panel stated that it would not take further action on the equalization issue. On December 30, 2014, the panel ruled that the present school finance system was not reasonably calculated to have all Kansas public education students meet or exceed standards. On March 25, 2015, the Governor signed into law House Substitution Bill 7 that created a two-year “block grant” system of financing K-12 public education while the Legislature devised a new school finance formula. On March 26, 2015, the plaintiffs filed a Motion for Declaratory Judgment and Injunctive Relief seeking a declaration that the school finance block grant bill was unconstitutional. The panel ruled that Senate Bill 7 provided constitutionally adequate funding reasonable calculated to have every student meet or exceed standards. Oral argument will be held in the spring of 2016, but the actual date has not yet been set. The State is vigorously defending the case on appeal and is uncertain of the chance of loss. The precise range of potential prospective monetary obligations is not capable of quantification at this point, but if the plaintiffs are successful the amount could well be in the hundreds of millions of dollars in additional, annual future school funding and could have a material adverse impact on the State’s budget, financial position, cash flow and fund balances. It remains possible that the legislation discussed above will be found to have altered the school finance law in such a fashion that the pending legal proceedings will become moot, but it is too early to assess the likelihood of such an outcome.

KDOR has one other case pending in regards to income taxes. Excluding the cases below, should the plaintiff prevail, the State’s potential liability would be $6.9 million.

Boles v. KDOR is a mineral severance tax case pending before the Steward County District Court in which the plaintiff is seeking certification of a class action, the class being all taxpayers that have paid severance tax on helium. The plaintiff is seeking refunds of all taxes that have been paid on helium dating back to January, 1990. In addition, the plaintiff is seeking injunctive relief that would prevent KDOR from assessing severance tax on helium going forward. The amount of the claim is not stated and cannot easily be estimated but would be somewhere in excess of $100 million if the plaintiff was to prevail. The district court did not certify the case as a class action and ordered the plaintiff to exhaust his administrative remedies. The plaintiff’s attempt to take an interlocutory appeal from this order was later denied by the Kansas Court of Appeals, and on July 19, 2013, the Kansas Supreme Court denied the plaintiff’s petition for review. In addition, the 2013 Kansas Legislature enacted House Bill No. 2059 which prohibits the issuance of refunds for any severance taxes paid on helium. This legislation became effective upon publication in the Kansas Register on June 20, 2013. For these reasons, although the district court has not dismissed Boles’ petition in its entirety, it is unlikely the State will be liable for any refunds or other damages in connection with this lawsuit.

Undisclosed Taxpayer v. KDOR is a mineral severance tax refund claim in the amount of $5 million that is pending in the administrative hearing process. The taxpayer has filed new pool exemption claims for both oil and natural gas on a series of new pools going back several years. The Mineral Severance Tax Unit is reviewing information that the taxpayer has provided. It does appear that for various reasons the claimed refund amounts will be significantly reduced, but it is too early to determine the amount of such reduction, so the State is reporting this as a $5 million potential claim.

Bicknell v. KDOR is an individual income tax case pending before the Board of Tax Appeals in which the taxpayer is seeking to overturn a decision of the Board in which the Board upheld a decision of the Department of Revenue that the taxpayer was a resident of the State of Kansas for tax years 2005 and 2006 and therefore subject to Kansas individual income tax. The taxpayer claimed that he was a resident of Florida and not Kansas during that audit period, and therefore not subject to Kansas individual income tax. The Kansas Court of Appeals vacated the decision of the Board of Tax Appeals, and remanded the case back to the Board for further findings. At this point, the Department has filed a Petition for Review with the Kansas Supreme Court, and the taxpayer has filed a Cross Petition for Review. If the Supreme Court decides not to grant either Petition, the case will go back to the Board of Tax Appeals for further findings. Following the prior decision by the Board of Tax Appeals, the taxpayer had remitted $48.5 million in tax, interest and penalties. If the taxpayer ultimately prevails in this matter, he would be entitled to a refund of that amount. In the view of the Kansas Department of Revenue, the taxpayer’s chances of success are small, and, even if he ultimately prevails, there will most likely not be a final decision in this matter until long after the current fiscal year ends.

The Department of Administration has reached an agreement with Health and Human Services for disallowed costs regarding the State Health Care Benefits Program in the Cafeteria Benefits Fund, State Workers Compensation Self-Insurance Fund, and the State Leave Payment Reserve Fund. The original agreement was for $18.8 million with the first payment made during fiscal year 2014. The State has a remaining liability for $12.7 million. Payments will be made annually over the next 3 years.

The Department for Children and Families (“DCF”) has undergone a review of the Title IV-E fund claims for the State’s Foster Care program with respect to disallowed costs related to maintenance expenses. The review resulted in findings showing that DCF had over-claimed certain maintenance expenditures. The State has recorded a liability of $14 million. The department has agreed to pay $14 million in fiscal year 2016. This amount is recorded in the General Fund as it will be paid over the next year. This will reduce the amount of Federal funds that DCF will receive and require more State General Fund resources for the Foster Care program.

Special Risks of Investing In U.S. Territories, Commonwealths and Possessions

To the extent such obligations are exempt from federal or applicable state income taxes, the Tax-Free Funds may invest in obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands and Guam, in order to achieve their investment objectives. The Bond Fund and the Short-Term Government Fund may also invest a portion of their assets in such obligations. Accordingly, the Funds may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

Certain of the municipalities in which the Funds invest, including Puerto Rico, are currently experiencing significant financial difficulties. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which a Fund invests could affect the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.

During the recent recession, Puerto Rico experienced a severe economic downturn and continues to face significant fiscal challenges including substantial underfunding of Puerto Rico’s retirement systems, sizeable debt service obligations and a high level of unemployment. Moreover, the level of public debt may affect long-term growth prospects and could cause Puerto Rico to experience financial hardship. As a result of these and other factors, Puerto Rico has faced significant budget shortfalls and severe fiscal stress in recent years.

There can be no assurances that Puerto Rico will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that future developments will not have a materially adverse impact on Puerto Rico’s finances. If the economic situation in Puerto Rico persists or worsens, this may have a negative effect on the marketability, liquidity or value of the securities issued by Puerto Rico, which could reduce the performance of a Fund.

In June 2014, the Governor of Puerto Rico signed into law the Puerto Rico Public Corporations Debt Enforcement and Recovery Act (“Debt Enforcement Act”). The Debt

Enforcement Act would have established legal mechanisms through which certain public corporations in Puerto Rico may have restructured their outstanding obligations. The Debt Enforcement Act was challenged in U.S. federal court. In February 2015, a federal district court held that the Debt Enforcement Act was preempted by the U.S. Bankruptcy Code and permanently enjoined its enforcement. In July 2015, a federal court of appeals affirmed the district court’s injunction. The Puerto Rican government may seek review of the court of appeals decision from the U.S. Supreme Court. Although it is not presently possible to predict the ultimate outcome of these proceedings, if the U.S. Supreme Court reverses the court of appeals decision, permitted public corporations may seek to restructure certain of their outstanding obligations pursuant to the Debt Enforcement Act. Any efforts by a municipality, or a public corporation in Puerto Rico, to restructure its outstanding obligations could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund, which could reduce the Fund’s performance.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by a Fund, the Fund may lose the value of those investments.

Credit rating firms S&P, Fitch and Moody’s have repeatedly downgraded their respective ratings of Puerto Rico’s general obligation debt, along with the ratings of certain related Puerto Rico issuers, further below investment grade. Puerto Rico’s general obligation debt has been assigned a credit rating of Caa3 by Moody’s, CC by Fitch, and CCC- by S&P as of the date of this SAI. Additionally, each rating agency has maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future.

Downgrades could create additional strain on Puerto Rico, which is already facing existing economic stagnation and fiscal imbalances, including budget deficits and pension funding shortages, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.

Stripped Securities

The Federal Reserve has established an investment program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Bond Fund may purchase securities registered under this program. This allows a Fund to be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The U.S. Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system.

In addition, the Bond and Short-Term Government Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Investments by the Bond and Short-Term Government Funds in these securities will not exceed 5% of the value of each Fund’s total assets. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund’s current income could ultimately be reduced as a result.

Temporary Investments

Each of the Funds may assume a temporary defensive position at times when the Adviser believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including “money market instruments,” a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. “Money market investments” also include, for purposes of the Tax-Free Funds, corporate bonds with remaining maturities of 397 days or less. Only the Bond Fund may invest in foreign debt securities.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations that may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Investments by the Tax-Free Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, P-1 by Moody’s or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Adviser uses a defensive strategy, the Funds will not be pursuing their investment objectives.

Trust Preferred Securities

To the extent consistent with their investment objectives and policies, each of the Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. Trust-preferred securities are senior in claim to standard preferred but are junior to other bondholders.

U.S. Government Obligations

As stated in the prospectus, consistent with their respective investment objectives and strategies, the Funds may invest in obligations of the United States Government (“U.S. Government obligations”). Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. See “Events Related to Freddie Mac and Fannie Mae” on page 30 for more information on Freddie Mac and Fannie Mae. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored entities. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government obligations purchased by the Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

U.S. Government obligations have historically involved little risk of loss of principal if held to maturity. The Short-Term Government Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. In addition, neither the U.S. Government, nor any agency or instrumentality thereof has guaranteed, sponsored or approved the Short-Term Government Fund or its shares.

Variable and Floating Rate Instruments

The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. Certain Funds may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution. Variable and floating rate demand instruments acquired by the Tax-Free Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any NRSRO. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Assignments. Certain Funds may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.

Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.

Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective net asset value.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.

Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally LIBOR, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower.

The relationship between LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

When-Issued Purchases and Forward Commitments

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions. For purposes of determining each Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Fund is generally required to identify on its books, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Each Fund, consistent with its investment objective and policies, may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. They may also be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “Taxation.”

INVESTMENT LIMITATIONS

Each Fund is subject to the investment limitations enumerated below. Those limitations that are designated as “fundamental” may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds’ Board of Trustees (the “Board” and each member thereof, a “Trustee”) without shareholder approval. In addition, the Funds’ investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund’s assets.

As a matter of fundamental policy, no Fund may:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry; and with respect to 75% of a Fund’s total assets no Fund may: (i) invest more than 5% of a Fund’s total assets in the securities of any one issuer; and (ii) hold more than 10% of the outstanding voting securities of any one issuer; provided that the foregoing does not apply to the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

2. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

4. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

5. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or to a Fund’s transactions in securities on a when-issued or forward commitment basis.

6. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the 1933 Act, in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

7. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund’s current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

With respect to the fundamental policy relating to concentration set forth in Fundamental Investment Limitation 1 above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The

Fundamental Investment Limitation 1 above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Similarly, privately issued mortgage-related securities, or any asset-backed securities will not be treated as representing interests in any particular “industry” or group of “industries.” Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

As a matter of fundamental policy:

1. Each of the Tax-Free Funds will limit its investments so that less than 25% of the Fund’s total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, these Funds may invest 25% or more of the value of their total assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, these Funds may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. A Fund will not purchase securities (except U.S. Government obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Intermediate Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Intermediate Bond Fund and up to 50% of the total assets of the Kansas Tax-Free Intermediate Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Intermediate Bond Fund or Kansas Tax-Free Intermediate Bond Fund total assets will be invested in the securities of any one issuer). In addition, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, with respect to 50% of their assets, will not hold more than 10% of the outstanding voting securities of any one issuer.

As a matter of non-fundamental policy, no Fund may:

1. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

2. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

3. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

4. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the Tax-Free Funds) of the value of its net assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Trust’s fiscal quarter. In addition, the Trust also may make complete portfolio holdings information publicly available by posting the information on the Trust’s website (www.commercefunds.com).

The Board has adopted a portfolio holdings disclosure policy (the “Policy”) which prohibits the release of information concerning holdings (“Holdings”) or other portfolio attribution information (“Attribution Information”) that has not been made public through SEC filings or the Trust’s website. Under the Policy, neither the Trust nor any Trust representative may solicit or accept any compensation or other consideration in connection with Holdings or Attribution Information.

The Policy provides that the Adviser’s employees may release or otherwise disclose Holdings only if: the request is made in a writing that contains a description of the uses to be made of the information; the requestor signs a confidentiality agreement, which has been reviewed by Trust counsel and which provides in substance that the requestor will keep the portfolio holdings confidential and refrain from trading on the basis of the information received; and there is a legitimate business purpose for the disclosure. The Policy also provides that: with respect to securities on the investment schedule that have been sold short, if any, no specific information should be given; the schedule of investments may include market values, CUSIP numbers, ticker symbols, number of shares, etc. but not the cost basis of the securities; and the Trust’s Chief Compliance Officer will verify the Holdings as shown by the month-end or quarter-end schedule of investments.

In addition, the Adviser’s Chief Compliance Officer will approve the disclosure in advance. The Adviser’s Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Adviser and the Adviser’s affiliates on the other and (3) the recipient has agreed in writing to maintain the confidentiality of the undisclosed Holdings or Attribution Information. The Adviser’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders.

Subject to the above restrictions, the Trust’s Holdings may be disclosed to information vendors and news agencies (e.g. Morningstar, Lipper) the next day after the Holdings are posted on the Trust’s website.

The Trust currently posts the Holdings no earlier than 10 calendar days after the end of each month. Attribution Information, including top ten Holdings of a Fund, may be released quarterly to certain financial consultants and analysts (e.g., plan administrators, sponsors, other institutions) the next day after the Attribution Information is posted to the Trust’s website. The Commerce Funds currently plans to post Attribution Information on its website no earlier than the 15th day following the end of the month. Such data will generally be limited to issuer names, portfolio weightings, compositions, and other Adviser-approved Attribution Information. Certain non-sensitive Attribution Information may be distributed immediately following month-end by the Adviser to brokers on a “when available” basis. This information may include certain financial ratios, sector percentages, country allocation percentages, asset percentages, market capitalization, total number of holdings, duration of bonds and other Attribution Information approved by the Chief Compliance Officer.

In accordance with the Policy, the identities of those recipients who currently receive non-public Holdings information on an ongoing basis are as follows: the Adviser and its affiliates, the Trust’s Co-Administrators, the Trust’s independent registered public accounting firm, the Trust’s Custodian, the Trust’s legal counsel, the Trust’s financial printer – RR Donnelley, and the Trust’s proxy voting service – Broadridge Financial Solutions, Inc. (“Broadridge”). Such Holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Trust seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Any waivers or exemptions under the Policy must be reviewed by the Adviser’s Chief Compliance Officer, in consultation with Trust counsel. The Trust’s Chief Compliance Officer is required to report all disclosures of Holdings to the Board on a quarterly basis.

PRICING OF SHARES

The net asset value per share for each Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of shares outstanding of the Fund. Assets that belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio.

Investments in securities and exchange traded funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities (including government obligations) for which market quotations are readily available are valued daily on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in characteristics such as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will be reflected in a Fund’s next determined net asset value if the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Upon such determination the Fund utilizes a price from an independent service, if available. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. Securities for which quotations are not readily available or deemed to be inaccurate by the Adviser are valued at fair value using methods approved by the Board.

The value of a Fund’s portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of net asset value of the Fund unless the Fund, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Additional Purchase Information

Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds’ Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.

Payment for shares of a Fund may, in the discretion of The Commerce Funds, be made in the form of securities that are permissible investments for the Fund as described in the prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Additional Redemption Information

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

In addition to the situations described in the prospectus under “Redeeming Shares,” The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the prospectus.

In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received, plus any applicable redemption fee. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

PROXY VOTING

The Board, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser in its capacity as investment adviser. Commerce has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Commerce has voting discretion, including the Funds, to assess appropriately each proxy issue. The Proxy Voting Policy includes, but is not limited to, the Adviser’s proxy policies with respect to: the election of the board of directors; appointment of independent auditors; issues of corporate structure and shareholder rights; executive and director equity-based compensation; and corporate social and policy issues. Commerce has also established a Proxy Voting Committee to address any unusual or undefined voting issues that may arise during the year as well as conflicts of interest involving proxy voting.

In addition, Commerce has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to obtain, vote and record proxies in accordance with the Adviser’s Proxy Voting Policy. The Adviser directs Broadridge how to vote the proxies through proxy guidelines. Broadridge will promptly notify the Adviser of any proxy issues that are not covered by the proxy guidelines. Commerce does not believe that conflicts of interests will generally arise in connection with its proxy voting policies. However, if any conflicts do arise, the Proxy Voting Committee may consider engaging an independent third party to vote the proxy or take other measures to mitigate the conflict.

The following is a brief summary of some of the more significant proxy guidelines provided to Broadridge by the Adviser on behalf of all the Funds:

Board of Directors

The Adviser will generally vote in support of management’s nominees for the board of directors; however, they may choose not to support management’s proposed board if circumstances warrant such consideration. In contested elections, the Adviser votes for management nominees.

Changes to Capital Structure

The Adviser votes for management proposals to increase or decrease common stock. The Adviser will vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions of shares. The Adviser will vote for management proposals to merge with or acquire another company or spin off or sell its assets.

Corporate Governance

The Adviser votes for management proposals to: eliminate cumulative voting; limit the liability of the directors; reduce the board size if the company has cumulative voting; and adopt a classified board. The Adviser votes against management proposals to ratify or adopt shareholder rights plans (i.e., poison pills) and votes for management proposals to redeem such plans. The Adviser will vote: for management proposals to restore shareholders’ rights to call a special meeting; against management proposals to eliminate shareholders’ right to act by written consent; and against amendments to establish supermajority vote provisions to approve a merger or other business combination.

Equity Compensation Plans

The Adviser votes against any stock incentive plan (including increases to shares authorized to be issued under such plans) that results in dilution of more than 20%. In addition, the Adviser votes for management proposals to adopt stock incentive plans for non-employee directors. However, the Adviser votes against director stock award plans if they would result in dilution of more than 20%. The Adviser votes for management proposals to: limit per-employee annual option awards; and adopt employee stock purchase plans.

Shareholder Proposals

The Adviser votes for shareholder proposals that seek to increase board independence and eliminate or reduce supermajority charter or bylaw provisions. The Adviser will vote against shareholder proposals to: repeal a classified board if the company does not have a shareholder rights plan; request that the chairman of the board be chosen from the non-employee directors; restrict executive officer or director compensation; and establish a policy of expensing the costs of all future stock options in the company’s financial statements.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to the Funds’ portfolio securities is available (i) without charge,

upon request, by calling 1-800-995-6365 or on the Funds’ website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

Information regarding how the Adviser voted proxies relating to portfolio securities held by The Commerce Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-995-6365 or on the Funds’ website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust, Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act and the Investment Advisers Act of 1940 that permits their personnel who are subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

DESCRIPTION OF SHARES

Under the Funds’ Trust Instrument, the shares of beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

Each of the Funds currently offers one class of shares.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. All shares issued as described in the prospectus will be fully paid and non-assessable.

Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, a shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable. On August 25, 2015, the Trustees approved an amendment to the Trust’s by-laws providing that the courts located in the state of Delaware will be the exclusive forum of choice for resolution of claims against the Trust, the Trustees or the officers of the Trust. Prior to the amendment, the Trust’s by-laws had provided that the United States District Court for the Eastern or Western Districts of Missouri would be the exclusive forum, subject to various exceptions.

The Trustees shall also have full power and authority, without shareholder approval, to sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may, without shareholder approval, sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the by-laws of the Trust. A proxy may be given in writing, by telefax, or in any other manner provided for in the by-laws of the Trust.

Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds’ list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board.

When used in the prospectus or in this Statement of Additional Information, a “majority” of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or a Fund.

The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Statutory Trust Act shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. This discussion relates only to shareholders who are U.S. citizens or residents. There may be other tax considerations applicable to particular shareholders. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the laws and regulations issued thereunder as in effect on the date of this SAI and relate only to shareholders who are U.S. citizens or residents. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal Taxes

Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareowners in accordance with certain timing requirements of the Code.

There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code generally requires, among other things, that (1) a Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and net income from qualified publicly traded partnerships (the “90% gross income test”); and (2) a Fund diversify its holdings so that, at the close of each quarter of each taxable year of the Fund, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareowners in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest, if any. The Funds intend to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. The Funds intend to make distributions sufficient to meet these requirements.

If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareowners will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, transactions engaged in by the Fund which involve foreign currency, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareowners to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareowners as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund will make an election to recognize income annually during the period of its ownership of the shares, to the extent possible.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss incurred in any taxable year beginning before December 23, 2010 to offset its own capital gains, if any, during the eight taxable years following the year of the loss. Capital losses incurred in years beginning after December 22, 2010 may be carried forward indefinitely and retain their tax character as either short-term or long-term until used by the Fund. Losses incurred in taxable years beginning after December 22, 2010 are used before losses from prior years. As of October 31, 2015, the Funds have the following capital loss carryforwards:

The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds utilized $1,730,920, $418,751, and $73,997, respectively, of capital loss carryforwards, which were set to expire in 2015, to offset future capital gains.

The Short-Term Government Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $4,462,956, of which $347,228 expires in 2016, $400,692 expires in 2017, $460,436 expires in 2018, $375,119 expires in 2019, $208,964 may be carried forward indefinitely and is classified as short-term, and $2,670,517 may be carried forward indefinitely and is classified as long-term.

The National Tax-Free Intermediate Bond Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $456,044, which may be carried forward indefinitely and is classified as long-term.

The Missouri Tax-Free Intermediate Bond Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $5,996,497, of which $386,095 may be carried forward indefinitely and is classified as short-term, and $5,610,402 may be carried forward indefinitely and is classified as long-term.

The Kansas Tax-Free Intermediate Bond Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $975,852, of which $48,110 may be carried forward indefinitely and is classified as short-term, and $927,742 may be carried forward indefinitely and is classified as long-term.

Federal Tax-Exempt Information

Distributions of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (“Tax-Free Funds”) will generally constitute tax-exempt income for shareowners for federal income tax purposes. However, it is possible, depending upon the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareowners as ordinary income or capital gains.

The Tax-Free Funds are required to report to shareholders and the Internal Revenue Service the amount of tax-exempt interest paid to shareholders. Shareowners of the Tax-Free Funds should note that taxpayers are required to report the receipt of tax-exempt interest and “exempt-interest dividends” on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and exempt-interest dividends (as defined below) derived from certain private activity bonds generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, certain tax-exempt interest and exempt-interest dividends must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Additionally, the receipt of tax-exempt interest will be taken into account to determine if any Social Security benefits received are subject to federal income tax.

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations. An exempt-interest dividend is a dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Funds and reported by the Tax-Free Funds as an exempt-interest dividend in written statements furnished to their shareowners. The aggregate amount of dividends so reported by the Tax-Free Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Free Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

An investment in a Tax-Free Fund is not intended to constitute a balanced investment program. Tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from the Funds’ dividends being tax-exempt. In addition, the Tax-Free Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareowners.

State and Local Taxes

State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. Kansas exempts interest on (i) obligations of the State of Kansas issued after 1987, (ii) obligations of any political subdivision of Kansas issued after 1987, (iii) certain obligations of the State of Kansas or of any political subdivision of Kansas issued before 1988, where the authorizing legislation provided an exemption for the income from them; (iv) certain bonds for which interest thereon has been exempted by Kansas laws (i.e., obligations issued as Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, and Urban Renewal Bonds); and (iv) various specifically-named types of income from certain U.S. governmental obligations for which federal statutes provide an exemption from state income taxation (e.g., United States Treasury, FDIC, U.S. Postal Service, TVA, Production Credit Association, or the governments of Puerto Rico, the United States, Virgin Islands, or Guam).

MANAGEMENT OF THE COMMERCE FUNDS

Trustees and Officers of the Trust

The Board is responsible for the management of the business and affairs of the Trust. The Trustees and officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a Trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.

Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Trustee Experience

The Board believes that each Trustee is qualified to serve as a Trustee of the Trust. The Board and Nominating Committee, which are responsible for nominating all Independent Trustees, consider various criteria from time to time with respect to Trustee candidates. In general, the Board and Nominating Committee seek to balance diverse experience, skills, attributes and other factors, all of which allow the Board to function efficiently and in the best interests of shareholders. Among other things, the Board and Nominating Committee consider a Trustee candidate’s education, professional training, standing in the community, public service, academic and professional positions, experience with other boards of public companies, non-profit work, evidence of leadership and similar attributes. The Board and Nominating Committee believe that diversity in backgrounds, gender, age, race experiences, views, industries and management roles among Board members benefits the Trust. The Board and Nominating Committee consider this factor in evaluating Board composition, but have not adopted any specific policy in this regard. A Trustee candidate’s commitment to participation in Board and committee meetings is also important.

In addition, each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board, and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. Information about each Trustee’s specific experience, skills, attributes and qualifications, which were considered by the Board, are set forth below.

Independent Trustees.

David L. Bodde. Mr. Bodde has served as a Professor at Clemson University since 2004. Prior to that, he held the Charles N. Kimball Chair in Technology and Innovation at the University of Missouri-Kansas City. Before shifting to academic service, Mr. Bodde was the Vice President of the Midwest Research Institute and President of its subsidiary, MRI Ventures, Inc. He has served as a director on multiple boards, including the board of Great Plains Energy, Inc. since 1994. Mr. Bodde has served as an Independent Trustee of the Trust since its inception in 1994.

Charles W. Peffer. Mr. Peffer was a Partner at KMPG LLP for more than 20 years, including seven years as a Managing Partner. He is a Certified Public Accountant. He has extensive board and audit committee experience through his service on the boards of Lockton, Inc., Garmin Ltd., NPC International, Inc., Sensata Technologies Holding N.V. and HD Supply Holdings, Inc. Mr. Peffer has served as an Independent Trustee of the Trust since 2005.

James M. Snowden, Jr. Mr. Snowden is an Executive Vice President of Huntleigh Securities Corporation, a position he has held since 1995. Prior to joining Huntleigh Securities, he was a Vice President of A.G. Edwards & Sons, Inc. Mr. Snowden has extensive financial and securities industry experience through his extensive executive experience with two financial services firms. Mr. Snowden has served on the boards of multiple companies. He has served as an Independent Trustee of the Trust since 2010.

Interested Trustee.

Martin E. Galt, III. Mr. Galt has been the Chairman of Commerce Family Office since 2011. He was previously the Chairman of The Commerce Trust Company, a position he held from 2004 to 2010. Prior to that, Mr. Galt was President of Investment Products at TIAA-CREF. He has served as a Trustee of the Trust since 2005.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[3]
INDEPENDENT TRUSTEES

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 73	Lead Independent Trustee	22 years	Professor, International Center for Automotive Research, Clemson University, since 2004; Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City, from July 1996 to July 2004.	8	Director, Great Plains Energy Inc., since 1994.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[3]

*Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 68	Trustee	13 years	Retired. Former Partner and Managing Partner of KPMG LLP until September 2002.	8

Director, Garmin Ltd. (aviation and consumer technology), since 2004; Director, NPC International Inc. (restaurant and business), from 2006 to December 2011 and since 2012; Director, Sensata Technologies Holding N.V. (sensors and control systems for various manufacturing products), since 2010; Director, HD Supply Holdings, Inc. (industrial distributor of products and services in North America), since 2013.

James M. Snowden, Jr. c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 72	Trustee	5 years	Executive Vice President, Huntleigh Securities Corporation, since 1995.	8	None

INTERESTED TRUSTEE

**Martin E. Galt, III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 74	Trustee and Chairman	13 years	Chairman, Commerce Family Office, since December 1, 2011; Chairman, The Commerce Trust Company, September 1, 2004 to October 31, 2010; President, Investment Products, TIAA-CREF, January 1999 to October 2003.	8	None

[1]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a Trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the

Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.
[2]	The “Fund Complex” consists of the Trust.
[3]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
*	Mr. Peffer serves as a Director of Lockton Inc. (“Lockton”), a privately owned company (since 2013). Lockton serves as the Funds’ insurance broker. Commerce Bancshares, Inc. (“Commerce Bancshares”), parent company of the Adviser, pays Lockton an annual fee for insurance brokerage services provided to both the Funds and Commerce Bancshares in the amount of approximately $365,000 (the “Transaction”). The Transaction is not considered material to Lockton or Commerce Bancshares, and Mr. Peffer is not considered to have a material business relationship with either the Adviser or the Trust under the 1940 Act as a result of the Transaction.
**	Mr. Galt is an interested person of the Trust because he owns shares of the Adviser’s parent company, Commerce Bancshares, Inc. and because he also currently serves as Chairman of the Commerce Family Office.

OFFICERS
Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
William R. Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 55	President	7 years	Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001; Director, Commerce Investment Advisors, Inc., since April 2008; Vice President, Commerce Bank, since 1998; President, The Commerce Funds, since May 2008.

Angela Dew Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 38	Secretary, Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	9 years	Chief Compliance Officer, The Commerce Funds, since 2007; Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2007.

Scott McHugh Goldman, Sachs & Co. 200 West Street New York, NY 10282 Age: 44	Treasurer	8 years	Managing Director, Goldman, Sachs & Co., since January 2016; Vice President, Goldman, Sachs & Co., February 2007 to December 2015; Principal Financial Officer, Goldman Sachs Mutual Fund Complex, since November 2013; Treasurer, Goldman Sachs Mutual Fund Complex, since October 2009.

Peter W. Fortner Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302 Age: 58	Chief Accounting Officer	8 years	Vice President, Goldman, Sachs & Co., since July 2000; Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since July 2000.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302 Age: 53	Assistant Treasurer	17 years	Assistant Treasurer and Managing Director, Goldman, Sachs & Co., since January 2014; Vice President, Goldman, Sachs & Co., May 1992 to December 2013; Assistant Secretary, The Goldman Sachs Group Inc., since 2000.

OFFICERS
Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew Murphy Goldman, Sachs & Co. 200 West Street New York, NY 10282 Age: 43	Assistant Secretary	3 years	Vice President, Goldman Sachs, since April 2009; Assistant General Counsel, Goldman Sachs, since April 2009.

Jeffrey Bolin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 48	Vice President	7 years	Vice President and Business Manager, The Commerce Funds, since November 2013; Vice President and Business Manager, Commerce Investment Advisors, Inc., since March 2012; Assistant Vice President and Business Manager, The Commerce Funds, from November 2008 to November 2013; Assistant Vice President and Business Manager, Commerce Investment Advisors, Inc., November 2008 to March 2012.

Leadership Structure

The Board is currently composed of four Trustees, three of whom are Independent Trustees and one of whom is an Interested Trustee. The Chairman of the Board, Mr. Galt, is an Interested Trustee because he (i) is the Chairman of Commerce Family Office, an affiliate of the Adviser and the Trust; and (ii) owns shares of the Adviser’s parent, Commerce Bancshares, Inc. Mr. Bodde serves as the Board’s Lead Independent Trustee.

The Lead Independent Trustee performs a number of functions, including helping to set the agenda for the Board meetings, presiding over meetings of the Independent Trustees and advising the Chairman on the quality, quantity and timeliness of the flow of information from management that is necessary for the Independent Trustees to perform their duties effectively and responsibly.

Each Trustee was nominated to serve on the Board because of his experience, skills and qualifications. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business.

The Trustees believe that having a super-majority of Independent Trustees (75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Galt serve as the Chairman brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Trustees believe that having Mr. Bodde serve as the Lead Independent Trustee further protects the interests of shareholders.

The Trustees believe that frequent meetings of the Independent Trustees, including in executive session with independent counsel, help the Trustees manage conflicts of interest among Fund affiliates and provide for oversight of the Funds’ service providers. The

Independent Trustees regularly hold meetings in executive session with themselves as well as third parties, such as the Trust’s auditors and chief compliance officer. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

Board and Committee Meetings

During the fiscal year ended October 31, 2015, the Trustees met four times. Each of the current Trustees attended more than 75% of the meetings of the Board.

The Board has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the three Independent Trustees (Messrs. Bodde, Peffer and Snowden). There was one formal meeting of the Nominating Committee during the fiscal year ended October 31, 2015. The Nominating Committee will consider nominees recommended by shareowners. Recommendations should be sent to Diana E. McCarthy, counsel to the Independent Trustees, at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103.

The Audit Committee consists of the three Independent Trustees (Messrs. Bodde, Peffer and Snowden). Mr. Peffer is the Chairman and financial expert of the Audit Committee. The purpose of the Audit Committee is, among other things, to oversee (i) the Funds’ accounting and financial reporting policies and practices; (ii) the independent accountants’ qualifications and independence; and (iii) the quality and objectivity of the Funds’ financial statements and independent audit thereof. The Committee also acts as a liaison between the Funds’ independent auditors and the Board. There were two formal meetings of the Audit Committee during the fiscal year ended October 31, 2015.

The Compensation Committee is responsible for reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the three Independent Trustees (Messrs. Bodde, Peffer and Snowden). There was one formal meeting of the Compensation Committee during the fiscal year ended October 31, 2015.

Risk Oversight

The Trust is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight is a part of the Board’s general oversight of the Trust and is addressed as part of every Board and certain committee meetings. Day-to-day risk management functions are the responsibilities of the Adviser and other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. The Adviser and the Trust’s other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.

The Audit Committee plays an important role in the Board’s risk oversight. Working with the Trust’s independent registered accountants, the Audit Committee ensures that the Trust’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Trust’s financial position and operations.

The Trust’s chief compliance officer (“CCO”) also plays an important role in risk management. Currently, she reports to the Board at least quarterly regarding the following risk areas: investment, compliance, operations, valuation, liquidity, credit, cybersecurity and other similar risks. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Trust during private meetings with the Independent Trustees and their counsel. The CCO updates the Board on the application of the Trust’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Trust to risk.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

*    *    *

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Trust has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Fortner, McHugh, Giuca and Murphy hold similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Schuetter and Bolin, and Ms. Dew also serve as Chief Operations Officer and Senior Vice President; Vice President and Business Manager; and Chief Compliance Officer, Secretary and Vice President, respectively, of the Adviser.

Each non-management Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her fees deferred. These deferred amounts shall be treated, at the Trust’s sole discretion, (1) as if they had been invested in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested that his deferred compensation be invested. Currently, investments made under the Plan are treated as if they had been invested in shares of one or more portfolios of The Commerce Funds. Thus, while investments made under the Plan are not actually invested in the Funds, Trustees will earn income on the deferred compensation as if they had been invested in the Funds and therefore the performance of their deferred compensation is linked to the performance of the Funds that they elect. Deferral of Trustees’ fees will not have a material effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by The Commerce Funds to the Trustees for services rendered during the fiscal year ended October 31, 2015:

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†
Interested Trustees
MARTIN E. GALT, III, Trustee, Chairman	$0	$0	$0
Independent Trustees
DAVID L. BODDE, Trustee	$32,000	$0	$32,000	*
CHARLES W. PEFFER, Trustee	$32,000	$0	$32,000
JAMES M. SNOWDEN, JR., Trustee	$28,000	$0	$28,000

*	During this period, the following Trustees deferred the following amounts pursuant to the Plan: David L. Bodde ($32,000).
†	Fund Complex means the Trust.

The total aggregate amount held in the Trustees’ Deferred Compensation Plan Accounts as of December 31, 2015 was: David L. Bodde ($456,250.08), and Martin E. Galt ($19,262.33) (Mr. Galt was an Independent Trustee prior to September 2004 and received compensation from the Trust for his service while an Independent Trustee). The Deferred Compensation Plan treats amounts invested by the Trustees as invested in Fund shares. In Mr. Bodde’s Deferred Compensation Plan Account, over $100,000 is treated as invested in the MidCap Growth Fund, over $100,000 is treated as invested in the Growth Fund and over $100,000 is treated as invested in the Bond Fund. The amount held in Mr. Galt’s Deferred Compensation Plan Account is treated as invested in the Short-Term Government Fund.

The Trustees beneficially owned shares of the Funds as of December 31, 2015 as indicated in the following table:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Martin E. Galt, III	Bond Fund: $1-$10,000 National Tax-Free Intermediate Bond Fund: Over $100,000 Missouri Tax-Free Intermediate Bond Fund: Over $100,000	Over $100,000
Independent Trustees
James M. Snowden, Jr.	Missouri Tax-Free Intermediate Bond Fund: Over $100,000	Over $100,000
David L. Bodde*	None	None
Charles W. Peffer	MidCap Growth Fund: Over $100,000	Over $100,000

*	Mr. Bodde does not own Fund shares directly, but his Deferred Compensation Plan Account, in the amount of $456,250.08, as of December 31, 2015, is treated as if it is invested in The Commerce Funds.

Based on information provided by the Trustees, as of December 31, 2015, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

As of February 1, 2016, the Trustees and officers of The Commerce Funds as a group held less than 1% of the Funds.

Investment Adviser

The Funds are advised by Commerce, a direct subsidiary of Commerce Bank, and an indirect subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

In the Advisory Agreement with the Trust, the Adviser has agreed to manage each Fund’s investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund’s securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Adviser is entitled to receive a fee calculated as a percentage of the Funds’ average daily net assets. The Adviser is entitled to receive the fee calculated as a percentage of the average daily net assets of the following Funds as set forth in the table below:

	Contractual Advisory Fees
Fund	First $100 Million	Next $100 Million	In Excess of $200 Million
Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax Free Intermediate Bond, and
Kansas Tax-Free Intermediate Bond	0.50%	0.35%	0.25%

Fund	First $400 million	Next $300 million	In Excess of $700 million
Bond	0.50%	0.35%	0.25%

The contractual advisory fee for the Value Fund is 0.30% of the Fund’s average daily net assets.

Effective October 1, 2015, the Adviser entered into a fee reduction commitment to reduce advisory fees for the Growth Fund and the MidCap Growth Fund to the rates set forth below:

Fund	Contractual Advisory Fees
Growth Fund	0.40%
MidCap Growth Fund	First $200 Million – 0.50% In Excess of $200 Million – 0.40%

Prior to October 1, 2015, the contractual advisory fees for both the Growth Fund and the MidCap Growth Fund were 0.65% of average daily net assets for the first $100 million in net assets, 0.50% of average daily net assets for the next $100 million in net assets, and 0.40% of average daily net assets for net assets in excess of $200 million.

For the fiscal years ended October 31, 2015, 2014 and 2013, The Commerce Funds paid the Adviser fees for advisory services as follows:

	Fiscal year ended October 31, 2015	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
Short-Term Government Fund	$607,160	$493,830	$541,319
Bond Fund	$3,688,950	$3,350,535	$3,261,338
Value Fund	$663,927	$582,535	$372,322
Growth Fund	$463,055	$596,688	$609,485
MidCap Growth Fund	$421,600	$417,468	$391,143
National Tax-Free Intermediate Bond Fund	$1,040,138	$984,693	$984,066
Missouri Tax-Free Intermediate Bond Fund	$1,119,891	$1,099,246	$1,157,084
Kansas Tax-Free Intermediate Bond Fund	$538,832	$512,786	$543,170

In addition, for the fiscal years ended October 31, 2015, 2014 and 2013, the Adviser agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

	Fiscal year ended October 31, 2015	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
Short-Term Government Fund	$190,274	$194,714	$165,834
Value Fund	$72,463	$21,846	$0
Kansas Tax-Free Intermediate Bond Fund	$145,047	$175,707	$143,653

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the investment of the Funds’ assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the Office of the Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

The Adviser will not accept the Funds’ shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds’ shares, and will not make loans to the Funds. Inadvertent overdrafts of the Funds’ account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to the Funds by the Adviser.

The Adviser’s own investment portfolio may include bank certificates of deposit, bankers’ acceptances, and corporate debt obligations, any of which may also be purchased by the Funds. Joint purchase of investments for the Funds and for the Adviser’s own investment portfolio will not be made. The commercial banking department of The Commerce Trust Company, an affiliate of the Adviser, may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Funds, including outstanding loans to such issuers that may be repaid in whole or in part with the proceeds of securities purchased by the Funds.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

PORTFOLIO MANAGERS

The following sets forth the portfolio managers for each of the Funds:

Fund	Portfolio Manager(s)
Growth Fund	Joseph C. Williams, III, CFA; Nong Lin, Phd, CFA
MidCap Growth Fund	Joseph C. Williams, III, CFA; Nong Lin, Phd, CFA
Value Fund	Joseph C. Williams III, CFA; Matthew J. Schmitt, CFA; Nong Lin, Phd, CFA
Bond Fund	Scott M. Colbert, CFA; Brent L. Schowe, CFA
Short-Term Government Fund	Scott M. Colbert, CFA; Brent L. Schowe, CFA
National Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA
Missouri Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA
Kansas Tax-Free Intermediate Bond Fund	Brian Musielak, CFA; Brent L. Schowe, CFA

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Commerce Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Joseph C. Williams, III was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	3	$342	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	264	$2,467	0	$0

The table below discloses accounts within each type of category listed below for which Matthew Schmitt was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	1	$201	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	224	$480	0	$0

The table below discloses accounts within each type of category listed below for which Scott M. Colbert was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	2	$1,060	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$79	0	$0
Other Accounts:	91	$3,206	0	$0

The table below discloses accounts within each type of category listed below for which Brian Musielak was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	3	$699	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	75	$594	0	$0

The table below discloses accounts within each type of category listed below for which Nong Lin was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	3	$342	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Brent L. Schowe was primarily responsible, either jointly or individually, for day-to-day portfolio management for the most recently completed fiscal year October 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	5	$1,759	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Adviser’s Material Conflicts of Interest

Potential Conflicts Relating to the Allocation of Investment Opportunities among the Funds and Other Accounts. The Adviser and its affiliates currently manage or advise, or may in the future manage or advise, accounts or funds, including accounts or funds that may provide greater fees or other compensation to the Adviser and its affiliates (collectively, the “Other Commerce Accounts”), that have investment objectives and strategies that are similar to those of the Funds. The advice to those Other Commerce Accounts may compete or conflict with the advice given to the Funds, or may involve a different timing or nature of action taken than with respect to the Funds. For example, the Funds may compete with Other Commerce Accounts for investment opportunities.

Other Commerce Accounts may wish to invest in securities or other instruments in which a Fund invests or that would be an appropriate investment for a Fund. In determining the allocation of such opportunities among the Funds and Other Commerce Accounts, a number of factors may be considered by the Adviser or its affiliates that may include, without limitation, the relative sizes of the applicable accounts and their expected future sizes, the nature of the investment opportunities, and the investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment of the Funds and such Other Commerce Accounts.

Allocation of investment opportunities among the Funds and Other Commerce Accounts will be made by the Adviser and its affiliates in a manner that it considers, in its sole discretion, to be reasonable and equitable over time. Allocation among accounts in any particular circumstance may be more or less advantageous to any one account. The Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Other Commerce Accounts, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than are appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of Other Commerce Accounts. Although allocating investment opportunities among the Funds and Other Commerce Accounts may create potential conflicts of interest because the Adviser may receive greater fees or compensation from such Other Commerce Accounts, the Adviser and its affiliates will not make allocation decisions based on such interests or such greater fees or compensation.

Potential Conflicts Relating to Adviser’s and Affiliate’s Activities On Behalf of Other Accounts. The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser or its affiliates for Other Commerce Accounts. The Adviser and its affiliates may give advice, and take action, with respect to any current or future Other Commerce Account or proprietary or other account that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

Transactions undertaken by Other Commerce Accounts may adversely impact the Funds. For example, one or more Other Commerce Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Other Commerce Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Fund holds.

In addition, transactions in investments by one or more Other Commerce Accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly in, but not limited to, less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for Other Commerce Accounts managed by personnel of the Adviser or its affiliates that manages such Fund, which could impact the timing and manner in which the portfolio decisions for the Fund and Other Commerce Accounts are implemented. When Other Commerce Accounts implement a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Adviser or its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Other Commerce Accounts as well as the Funds, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

The directors, officers and employees of the Adviser may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and the Adviser and Distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act and, in the case of the Adviser, in compliance with the Investment Advisers Act of 1940. The Codes of Ethics restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Potential Conflicts That May Arise When the Adviser Acts in a Capacity Other Than Investment Adviser to the Funds. Subject to applicable law, the Funds may engage in transactions with accounts which are affiliated with the Funds because they are advised by Commerce or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and another client of the Adviser to sell, or the Fund to sell and another client of Commerce to purchase, the same security or instrument on the same day. Subject to applicable law, the Funds may also enter into cross transactions in which Commerce acts on behalf of a Fund and an affiliate acts for the other party to the transaction. Commerce and its affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, Commerce, its affiliates and their personnel may receive compensation or other payments from the other party to the transaction.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting. Purchases and sales of securities for a Fund may be bunched or aggregated with orders for Other Commerce Accounts. The Adviser, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating would be inconsistent with its investment management duties or with client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Fund will be charged or credited with the average price. Thus, the effect of aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Adviser receives research products and services in connection with the brokerage services that brokers may provide to a Fund or one or more Other Commerce Accounts. Research or other services that are paid for through the Funds’ commissions may be used to manage and benefit other accounts of the Adviser.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions it makes on behalf of the Funds, and to help ensure that such decisions are made in accordance with the Adviser’s fiduciary obligations to the Funds. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Adviser may have the effect of favoring the interests of other clients or businesses of the Adviser and/or its affiliates. For a more detailed discussion of these policies and procedures, see the section of this Statement of Additional Information entitled “Proxy Voting.”

Soft Dollar Benefits. Certain products and services, commonly referred to as “research products” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Portfolio Manager Compensation Structure

Adviser. Commerce’s compensation program for its portfolio managers is designed to be competitive with the marketplace and effective in attracting and retaining qualified personnel to manage the Funds’ assets. Commerce’s compensation structure consists of a fixed base salary plus a variable annual cash bonus. Certain senior portfolio managers are also eligible to receive incentive compensation in the form of options to purchase shares of Commerce Bancshares, Inc. (“Commerce Bancshares”), Commerce’s parent company. The fixed salary is based on the portfolio manager’s job grade and level of responsibility within the Adviser and its affiliate, The Commerce Trust Company. The fixed salary is not sensitive to investment performance.

The bonus structure varies somewhat by portfolio manager but generally is based on four primary components: the financial performance of Commerce’s parent company, Commerce Bancshares; the portfolio manager’s investment performance over the one-, three- and five-year periods on the accounts managed; amount of business attributable to the individual based on current revenue/amount of new business revenue generated by the individual; and/or the financial performance of the individual’s department rather than overall profitability of The Commerce Trust Company. For purposes of the investment performance factor, each portfolio manager’s performance is measured against the applicable Lipper and/or Morningstar peer groups on a one-, three- and five-year, pre-tax basis. Incentive compensation (i.e., stock options) is based on the financial performance of Commerce Bancshares and on the individual’s level of responsibility.

Most portfolio managers are also eligible to receive a financial incentive for referrals or assists in obtaining new business. No material differences exist between the compensation structure for mutual fund accounts and other types of accounts managed by the portfolio managers.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended October 31, 2015, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Portfolio (none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Dollar ($) Range of Fund Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

Joseph Williams, III, CFA	Growth Fund (None) MidCap Growth Fund (None) Value Fund (None)

Scott M. Colbert, CFA	Bond Fund ($50,001 - $100,000) Short-Term Government Fund (None)

Brian Musielak, CFA	National Tax-Free Intermediate Bond Fund (None)

Shares Beneficially Owned By	Dollar ($) Range of Fund Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

Missouri Tax-Free Intermediate Bond Fund (None) Kansas Tax-Free Intermediate Bond Fund (None)

Matthew J. Schmitt, CFA	Value Fund ($ 50,001 - $100,000)

Brent L. Schowe, CFA

Bond Fund (None)

Short-Term Government Fund (None)

National Tax-Free Intermediate Bond Fund (None)

Missouri Tax-Free Intermediate Bond Fund ($50,001 - $100,000)

Kansas Tax-Free Intermediate Bond Fund (None)

Nong Lin, Ph.D., CFA	Growth Fund (None) Value Fund (None) MidCap Growth Fund (None)

CUSTODIAN, TRANSFER AGENT, ENHANCED ACCOUNTING SERVICES

State Street Bank and Trust Company (“State Street”) serves as Custodian of each Fund’s assets pursuant to a Custodian contract, as amended, with the Trust under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) make periodic reports to the Board concerning each Fund’s operations; (v) provide various accounting services to the Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of each Fund’s assets held by eligible foreign sub-custodians. At the direction of the Funds, the Custodian is authorized to select one or more banks or trust companies to serve as a sub-custodian on behalf of the Funds. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

As compensation for custodial services provided, The Commerce Funds pay the Custodian fees of 1/100th of 1% of a Fund’s average monthly net assets up to $1 billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

State Street also serves as the Funds’ Transfer Agent and dividend disbursing agent. As permitted by the Transfer Agency and Service Agreement between State Street and the Trust, State Street has delegated the performance of the transfer agency services to its affiliate, Boston Financial Data Services, Inc. (“BFDS”), but remains responsible for any acts or omissions by BFDS that violate State Street’s agreed upon standard of care. Under the Transfer Agency and Service Agreement, BFDS will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

State Street also provides certain enhanced accounting and administrative services to the Funds. Pursuant to an Amended and Restated Enhanced Accounting and Administrative Services Agreement effective November 1, 2015, these services include, among other things, certain financial reporting, daily compliance and treasury services.

CO-ADMINISTRATORS

GSAM and Commerce are Co-Administrators for the Funds pursuant to a Co-Administration Agreement dated as of March 1, 2005, as amended. GSAM is located at 200 West Street, New York, New York 10282. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Co-Administration Agreement with The Commerce Funds and subject to the general supervision of the Board, GSAM and Commerce provide supervision of all aspects of The Commerce Funds’ non-investment advisory operations and perform various administrative services. The services GSAM provides the Funds include among others: (1) serving as the Trust’s Treasurer, Chief Accounting Officer, Assistant Treasurer and Assistant Secretary; (2) calculation and payment of 24f-2 fees; (3) coordinating XBRL, 24f-2, N-PX and other regulatory filings; (4) updating financial and performance information; (5) audit coordination; (6) reviewing, certifying and coordinating regulatory filings, including the Annual Financial Report, Semi-Annual Financial Report, Form N-CSR, Form N-1A and Form N-Q; (7) participating in and coordinating certifications required by the Sarbanes-Oxley Act of 2002; (8) reviewing and maintaining the Funds’ disclosure controls and procedures; (9) performing vendor oversight of certain of the Funds’service providers’ policies and procedures in conjunction with the CCO and Commerce and providing vendor assessment score cards; (10) attending Board meetings and presenting financial reports; (11) participating in Audit Committee meetings; (12) providing representation at SEC examinations, if necessary; (13) in conjunction with Commerce, overseeing the Funds’ expense budgeting process, including the procedures and authorizations under which the Funds’ vendor makes payments; (14) reviewing expense cap monitoring and reimbursements; (15) monitoring and reviewing Trustee Deferred Compensation and the Funds’ insurance coverage; (16) reviewing performance vs. benchmark information and distribution yields; (17) monitoring Blue Sky registrations; (18) preparing and reviewing work papers and returns for federal and state income taxes; (19) preparing tax diversification qualification tests and tax-related reclassifications entries for financial statements; (20) preparing tax shareholder reporting income per state and qualified income tests (Investment Company Institute reporting); (21) calculating and communicating the Funds’ quarterly and annual income and capital gains distributions; and (22) providing the Authorized Preparer Signature for tax returns.

The services Commerce provides the Funds include among others: (1) serving as the Trust’s President, Chief Compliance Officer, Anti-Money Laundering Officer and Secretary; (2) providing review and oversight of the Annual Financial Report, Semi-Annual Financial Report, Form N-SAR and Form N-CSR; (3) reviewing N-1A, SAI, XBRL, N-Q, N-PX and other regulatory filings; (4) updating the Funds’ investment information and risks; (5) monitoring the Funds’ service providers’ compliance programs and reports to the Board; (6) coordinating fair value and matrix pricing; (7) coordinating and assisting in developing responses to regulatory inquiries; (8) monitoring purchases and redemptions for market timing, late trading and unusual activity and reporting to the Board; (9) monitoring all 1940 Act compliance testing and programs; (10) performing vendor oversight of certain service providers’ policies and procedures in conjunction with the CCO and GSAM; (11) participating in and coordinating certifications required under the Sarbanes-Oxley Act of 2002; (12) developing, publishing and coordinating Board agendas and materials; (13) providing venue and logistics for Board meetings; (14) coordinating communications and consulting with Trustees as appropriate; (15) calculating and validating service fees for third party record keepers; (16) distributing income rates and prices to vendors and servicing entities; (17) completing invoice reviews for Funds’ expenses; (18) coordinating the Investment Company Institute relationship; (19) coordinating mailing of tax information to shareholders; (20) coordinating and reviewing investment performance updates, including commentary and publication of monthly and quarterly sheets and annual reports; (21) liaising between the Trust’s Transfer Agent and the Trust’s administrators, including assistance with account set-up, client communications and meetings; (22) maintaining the Funds’ website and updating it for compliance with applicable regulatory requirements; (23) evaluating service providers and coordinating RFP reviews; (24) negotiating the Funds’ insurance policies and monitoring the Funds’ insurance coverage; (25) providing daily net asset value oversight; (26) liaising between the Funds’ auditor and the Audit Committee; (27) in conjunction with GSAM, overseeing the Funds’ expense budgeting process, including the procedures and authorizations under which the Funds’ vendor makes payments; (28) in conjunction with GSAM, reviewing expense cap monitoring and reimbursements; and (29) in conjunction with GSAM, monitoring and reviewing Trustee Deferred Compensation.

Effective November 1, 2015, pursuant to an Amended and Restated Schedule D to the Co-Administration Agreement, for each Fund, The Commerce Funds will pay an aggregate administrative fee payable on the last day of each month at the annual rate of 0.145 of 1% of each Fund’s average daily net assets, allocated as follows: (1) for each Fund, GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.025 of 1% of each Fund’s average daily net assets; and (2) for each Fund, Commerce is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.12 of 1% of each Fund’s average daily net assets. Prior to November 1, 2015, the administrative fee payable to GSAM was 0.03% of each Fund’s average daily net assets. The administrative fee payable to Commerce has not changed. For the fiscal years ended October 31, 2015, 2014 and 2013, the fees paid by the Funds for administration services to GSAM were as follows:

	Fiscal year ended October 31, 2015	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
Short-Term Government Fund	$39,276	$29,737	$33,542
Bond Fund	$286,674	$246,064	$235,361
Value Fund	$66,393	$58,254	$37,232
Growth Fund	$22,082	$27,598	$28,138

	Fiscal year ended October 31, 2015	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
MidCap Growth Fund	$19,846	$19,268	$18,053
National Tax-Free Intermediate Bond Fund	$82,816	$76,163	$76,088
Missouri Tax-Free Intermediate Bond Fund	$92,387	$89,909	$96,850
Kansas Tax-Free Intermediate Bond Fund	$33,329	$31,096	$33,700

For the fiscal years ended October 31, 2015, 2014 and 2013, the fees paid by the Funds to Commerce for co-administration services were as follows:

	Fiscal year ended October 31, 2015	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
Short-Term Government Fund	$157,105	$118,949	$134,166
Bond Fund	$1,146,696	$984,257	$941,442
Value Fund	$265,571	$233,014	$148,929
Growth Fund	$88,329	$110,391	$112,552
MidCap Growth Fund	$79,382	$77,071	$72,211
National Tax-Free Intermediate Bond Fund	$331,266	$304,653	$304,351
Missouri Tax-Free Intermediate Bond Fund	$369,547	$359,638	$387,401
Kansas Tax-Free Intermediate Bond Fund	$133,314	$124,384	$134,801

DISTRIBUTOR

The Commerce Funds’ shares are offered on a continuous basis through Goldman, Sachs & Co. (“Goldman”), which acts as Distributor under the Distribution Agreement with The Commerce Funds. Under the Agreement Goldman is authorized to sell shares on behalf of the Trust and is obligated to use its best efforts to obtain unconditional orders for authorized shares. Goldman is located at 200 West Street, New York, New York 10282.

THE SHAREHOLDER ADMINISTRATIVE SERVICES PLAN

The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Adviser’s affiliates, pursuant to the Shareholder

Administrative Services Plan (the “Services Plan”). Effective December 1, 2015, any new Servicing Agreements entered into by the Funds will provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of shares of the Funds in consideration for a Fund’s payment of up to 0.15% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. Prior to December 1, 2015, the cap was 0.25% (on an annualized basis) of the average daily net asset value of shares of the Fund beneficially owned by such customer and held by the Service Organization. At the Trust’s option, it may reimburse the Service Organizations’ out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Trust. Payments to Service Organizations vary depending on the level of services. Amounts paid to Service Organizations for distribution-related services may not be paid under the Services Plan or out of Fund assets. Payment for such services will be paid by the Adviser out of its own resources. For the fiscal years ended October 31, 2015, 2014 and 2013, the fees paid by the Funds for shareholder services were as follows:

	Fiscal year ended October 31, 2015	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
Short-Term Government Fund	$99,960	$46,338	$27,951
Bond Fund	$674,297	$540,036	$549,175
Value Fund	$252,293	$178,050	$24,821
Growth Fund	$15,739	$84,010	$73,159
MidCap Growth Fund	$8,063	$6,169	$18,655
National Tax-Free Intermediate Bond Fund	$39,127	$77,315	$25,363
Missouri Tax-Free Intermediate Bond Fund	$116,582	$154,432	$103,307
Kansas Tax-Free Intermediate Bond Fund	$35,132	$68,156	$30,330

As of December 31, 2015, the Funds had agreed to pay Service Plan payments to the following Service Organizations:

Allen, Gibbs & Houlik, LC

Ascensus

Baird, Kurtz & Dobson

CliftonLarsonAllen, LLC

DailyAccess Corporation

Ekon

Kirkpatrick, Phillips & Miller, CPA’s, PC

Mid-Atlantic Capital Corporation

Profit Sharing Plan Administrators, Inc.

Qualified Pension Services, Inc.

Qualified Plan Solutions, LC

Taylor, Perky & Parket, LLC

West Morris Welsh CPA’s, PC

Wynant, Fruedenrich & Associates

Commerce Bank

Charles Schwab

Fidelity Investments

National Financial Services, LLC

Merrill Lynch

Vanguard

Matrix Securities Clearance and Settlement Services

Raymond James

UBS

NECA Service Center

TD Ameritrade

Matrix Trust

The Services Plan is subject to annual reapproval by a majority of the Board, including a majority of the Independent Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund involved. Any agreement entered into pursuant to the Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by vote of the holders of a majority of the outstanding shares of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment. For the fiscal year ended October 31, 2015, the Funds paid Commerce Trust Company, an affiliate of the Adviser, shareholder servicing fees in the aggregate of $381,397.

The Board has concluded that there is a reasonable likelihood that the Services Plan will benefit the Funds and their shareowners.

BROKERAGE TRANSACTIONS AND COMMISSIONS

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of

Commerce transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges, which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser, subject to the prior approval of the Board, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries and analyses of groups of stocks or bonds and their comparative earnings and yields, broad analyses of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities. While the Board has authorized the Adviser to cause a Fund to pay a higher commission for brokerage and research services, than might not otherwise be charged, it is currently the Adviser’s policy not to pay a higher commission for these services.

Research information received in connection with the Fund’s portfolio brokerage is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board reviews the commissions paid by the Funds on a quarterly basis to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. The Board also reviews each research and brokerage service received by the Adviser on a quarterly basis and receives certification from the Adviser and chief compliance officer with respect to the services’

compliance with Section 28(e) of the Securities and Exchange Act of 1934. The Board also reviews reporting on the Adviser’s best execution testing at least annually. It is possible that certain research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. On occasion, a broker-dealer might furnish the Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or the Adviser’s other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

From time-to-time, Commerce may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Funds (“selling brokers”) pursuant to policies adopted by the Board. These policies prohibit the Funds from compensating a broker or dealer for any promotion or sale of Fund shares by directing to the selling brokers a Fund’s portfolio transactions. The prohibition also applies to indirectly compensating selling brokers through participation in “step out” or any other type of arrangement under which a portion of a Fund’s commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Fund. This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

During the fiscal year ended October 31, 2015, the following brokers effected brokerage transactions on behalf of the Funds and provided research services, including proprietary research, in connection with such brokerage transactions:

Fund	Amount of Transaction	Amount of Commission Paid	Broker/Dealer
Growth Fund	$308,936	$186	Barclays Capital LE
	$11,347,371	$4,651	Convergex Execution Solutions LLC
	$216,683	$115	ISI Group Inc.
	$5,348,032	$1,981	Instinet
	$10,778,448	$4,031	J P Morgan Securities Inc.
	$38,254,640	$18,632	Sanford C. Bernstein
	$405,300	$246	UBS Securities LLC
MidCap Growth Fund	$84,555	$63	Barclays Capital LE
	$9,896,832	$6,793	Convergex Execution Solutions LLC
	$2,141,545	$1,599	Instinet
	$36,621,165	$19,878	J P Morgan Securities Inc.
	$16,198,173	$9,255	Sanford C. Bernstein

Fund	Amount of Transaction	Amount of Commission Paid	Broker/Dealer
Value Fund	$516,705	$250	Barclays Capital LE
	$3,687,662	$1,750	Convergex Execution Solutions LLC
	$526,239	$250	Cornerstone Macro LLC
	$30,440,716	$14,610	Instinet
	$1,010,751	$500	J P Morgan Securities Inc.
	$145,720,366	$72,317	Sanford C. Bernstein
	$522,816	$250	UBS Securities LLC

A Fund’s portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Goldman or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. Goldman has obtained an exemptive order (the “Exemptive Order”) from the SEC that permits it to enter into principal transactions with the Funds, subject to certain conditions. The Board has authorized the Adviser to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, Goldman, or any affiliated person thereof is a member, except to the extent permitted by the SEC. The Exemptive Order also permits the Funds to purchase securities during the existence of an underwriting or selling group relating thereto of which Goldman and any of its affiliates are members.

Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the prospectus) and allocated as to amount in a manner which the Adviser believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Commerce Funds are required to identify any securities of their “regular brokers or dealers” acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 2015, the Funds held securities of their regular broker/dealers as follows:

Fund	Broker/Dealer	Aggregate Amount of Securities Held
Value Fund	Wells Fargo	$7,958,580

Fund	Broker/Dealer	Aggregate Amount of Securities Held
	JP Morgan Chase	$7,902,750
Bond Fund	Barclays Capital, Inc.	$2,226,778
	Morgan Stanley	$4,601,066
	Wells Fargo	$2,271,242
	Bank of America	$5,339,481
	JP Morgan Chase	$4,205,547

During the fiscal year ended October 31, 2015, the Funds entered into repurchase agreement transactions with State Street, which was one of the broker/dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 2015, the value of each Fund’s outstanding repurchase agreement transactions with State Street was as follows:

Short-Term Government Fund	$3,774,000
Bond Fund	$10,087,000
Value Fund	$586,000
Growth Fund	$993,000
MidCap Growth Fund	$1,732,000
National Tax-Free Intermediate Bond Fund	$3,716,000
Missouri Tax-Free Intermediate Bond Fund	$1,660,000
Kansas Tax-Free Intermediate Bond Fund	$1,705,000

For the fiscal years ended October 31, 2015, 2014 and 2013, the Growth, MidCap Growth and Value Funds paid brokerage commissions as follows:

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Fiscal year ended October 31, 2015
Growth Fund	$29,842	N/A	$66,659,409	$6,632
MidCap Growth Fund	$37,589	N/A	$64,942,270	$8,392
Value Fund	$89,927	N/A	$182,425,255	$16,360
Fiscal year ended October 31, 2014
Growth Fund	$51,307	N/A	$120,548,034	$11,632
MidCap Growth Fund	$41,699	N/A	$70,298,293	$6,181
Value Fund	$88,230	N/A	$138,479,832	$26,525

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Fiscal year ended October 31, 2013
Growth Fund	$110,508	N/A	$154,907,199	$53,224
MidCap Growth Fund	$84,961	N/A	$98,742,935	$33,273
Value Fund	$109,695	N/A	$127,845,404	$24,859

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, serves as the Trust’s independent registered public accounting firm.

COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, are counsel to The Commerce Funds and the Independent Trustees.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

Yield Calculations

A Fund’s yield is calculated by dividing its net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Yield = 2 [(a-b + 1)6 – 1]

                    cd

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d =	maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the maximum offering price per share (variable “d” in the formula). Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount.

A tax-exempt Fund’s “tax-equivalent” yield is computed as follows: (a) by dividing the portion of the Fund’s yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Total Return Calculations

Each Fund computes its “average annual total return” by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P (1 + T) n = ERV

Where:	P =	hypothetical initial payment of $1,000.

	T =	average annual total return.

	n =	number of years.

	ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

The Funds compute their “aggregate total return” by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

T = (ERV - 1

        P)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund’s mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable “P” in the formula). The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees are included, performance of the Funds would have been lower.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the prospectus.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements, sales literature, communications to shareowners and other materials (“Literature”). “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Funds may also from time to time include in Literature total return figures in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by such companies as Lipper, Inc. or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and U.S. Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, U.S. Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.

MISCELLANEOUS

As of January 31, 2016, the Adviser or its affiliates held of record the percentage ownership of each fund as fiduciary or agent on behalf of its customers as follows:

Fund	Percentage Ownership
Bond Fund	71.06%
National Tax-Free Intermediate Bond Fund	92.30%
Kansas Tax-Free Intermediate Bond Fund	82.55%
Missouri Tax-Free Intermediate Bond Fund	79.57%
Short-Term Government Fund	89.96%
Growth Fund	80.61%
MidCap Growth Fund	89.51%
Value Fund	44.53%

As of January 31, 2016, the name, address and percentage ownership of the entities or persons who held of record or beneficially more than 5% of the outstanding shares of The Commerce Funds were as follows:

Registration Name	Percent Ownership
Bond Fund
Mori & Co.	66.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO
National Tax-Free Intermediate Bond Fund
Mori & Co.	93.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO
Missouri Tax-Free Intermediate Bond Fund
Mori & Co.	80.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Registration Name	Percent Ownership
Short-Term Government Fund
Mori & Co.	57.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO
Hoco & Co.	24.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO
Freeman Health System	12.00%
c/o Commerce Bank
P.O. Box 13366
Kansas City, MO
Construction Industry Laborers	10.00%
Welfare Fund
c/o Commerce Bank
P.O. Box 13366
Kansas City, MO
FIIOC for Qualified Benefit
Plans 401K	6.00%
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987
Branfels1	6.00%
c/o Commerce Bank
P.O. Box 13366
Kansas City, MO
Charles Schwab & Co. Inc.	5.00%
Special Custody A/C FBO Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905
Waldrand Trust III	5.00%
c/o Commerce Bank
P.O. Box 13366
Kansas City, MO
Growth Fund
Mori & Co.	66.00%

Registration Name	Percent Ownership
Mutual Funds
P.O. Box 13366
Kansas City, MO
Hoco & Co.	12.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO
MidCap Growth Fund
Mori & Co.	85.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO
Value Fund
Mori & Co.	43.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO
Charles Schwab & Co. Inc.	14.00%
Special Custody A/C FBO Cust
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905
Kansas Tax-Free Intermediate Bond Fund
Mori & Co.	84.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “Control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of shareowners of the Fund.

As used in the Statement of Additional Information and in the Prospectus of the same date, “assets belonging to a particular series of a Fund” means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund that are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

FINANCIAL STATEMENTS

The Commerce Funds’ Annual Report with respect to the Funds for the fiscal year ended October 31, 2015 has been filed with the SEC. The financial statements in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. No other parts of the Annual Report are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 2015 have been audited by KPMG LLP, The Commerce Funds’ independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”– Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” - Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”– Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG”

scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are, and must be construed solely as, statements of forward-looking opinions as to the creditworthiness of an issuer, which are based on the quantitative and qualitative analyses done by DBRS in accordance with applicable methodologies, models and criteria (“Methodologies”). Credit ratings are not statements of fact. DBRS credit ratings exclusively address credit risk and not any other types of risk. Although there are numerous non-credit risks that can impact the performance of ratings, these are not captured in credit ratings. Non-credit risks include (among others) market risk, market liquidity risk, covenant risk and non-cumulative risk.

The data and information received on which DBRS bases its opinions is not audited or verified by DBRS. Ratings may be upgraded, downgraded, placed “under review” with the appropriate Implications designation, confirmed and discontinued. Certain ratings are also assigned trends that may change over time.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.

APPENDIX B

The Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Trust has filed a notice of exclusion from registration as a “commodity pool operator” with respect to the Funds under applicable rules issued by the CFTC under the Commodity Exchange Act (the “CEA”). The Funds are limited in their ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Funds’ positions in such investments may not exceed 5% of the liquidation value of each Fund’s assets (after accounting for unrealized profits and unrealized losses on any such investments), or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of each Fund’s assets (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Funds may not market themselves as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. The Trust, on behalf of each Fund, is required to affirm the Funds’ “commodity pool operator” exclusion annually within 60 days of the start of the calendar year.

THE COMMERCE FUNDS

FORM N-1A

PART C. OTHER INFORMATION

Item 28. EXHIBITS

(a)		Trust Instrument dated February 7, 1994.[1]

(b)		Amended and Restated By-Laws of Registrant.[20]

(c)		Not applicable.

(d)	(1)	Amended and Restated Advisory Agreement dated November 18, 2010 between the Registrant and Commerce Investment Advisors, Inc.[15]

	(2)	Fee Reduction Commitment dated February 22, 2011 by Commerce Investment Advisors, Inc. relating to the Value Fund.[15]

	(3)	Fee Reduction Commitment dated May 22, 2012 by Commerce Investment Advisors, Inc. relating to the Growth, MidCap Growth, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, Kansas Tax-Free Intermediate Bond and Bond Funds.[17]

	(4)	Fee Reduction Commitment dated August 25, 2015 by Commerce Investment Advisors, Inc. relating to the Growth and MidCap Growth Funds.[20]

	(5)	Amended and Restated Waiver and Reimbursement Agreement dated January 22, 2016 between Registrant and Commerce Investment Advisors, Inc.[20]

	(6)	Assignment and Assumption Agreement dated May 1, 2001 among Registrant, Commerce Bank, N.A. and Commerce Investment Advisors, Inc.[5]

(e)	(1)	Distribution Agreement between Registrant and Goldman, Sachs & Co.[1]

	(2)	Addendum No. 1 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Value Fund.[2]

	(3)	Addendum No. 2 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]

	(4)	Addendum No. 4 to Distribution Agreement between Registrant and Goldman, Sachs & Co.[20]

(f)		Amended and Restated Deferred Compensation Plan and Forms of Agreement.[18]

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company.[1]

	(2)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]

	(3)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Missouri Tax-Free Intermediate Bond Fund and National Tax-Free Intermediate Bond Fund.[4]

	(4)	Amendment dated June 28, 2001 to Custodian Contract dated December 1, 1994 between Registrant and State Street Bank and Trust Company.[5]

(h)	(1)	Amended and Restated Co-Administration Agreement dated November 19, 2013 among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[19]

	(2)	Amended and Restated Schedules B, C and D to the Co-Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[20]

	(3)	Amended and Restated Enhanced Accounting and Administrative Services Agreement dated November 1, 2015 between Registrant and State Street Bank and Trust Company.[20]

	(4)	Transfer Agency Agreement between Registrant and State Street Bank and Trust Company.[1]

	(5)	Letter Agreement to Transfer Agency Agreement between Registrant and State Street Bank and Trust Company with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]

	(6)	Letter Agreement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company with respect to the Value Fund (formerly known as the Growth and Income Fund).[6]

	(7)	Amended Fee Schedule to the Transfer Agency Agreement between Registrant and State Street Bank and Trust Company.[12]

	(8)	Amendment to Transfer Agency and Service Agreements between Registrant and State Street Bank and Trust Company.[12]

	(9)	Amendment dated March 1, 2012 to Transfer Agency and Service Agreements between Registrant and State Street Bank and Trust Company.[17]

	(10)	Amended and Restated Shareholder Administrative Services Plan and related Servicing Agreements.[20]

(i)		Opinion of Drinker Biddle & Reath LLP.[20]

(j)	(1)	Consent of Drinker Biddle & Reath LLP (included in Exhibit (i) above).[20]

	(2)	Consent of KPMG LLP.[20]

(k)		Not Applicable.

(l)	(1)	Purchase Agreement between Registrant and Initial Trustee.[1]

	(2)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[1]

	(3)	Purchase Agreement between Registrant and Commerce Bank, N.A.[1]

	(4)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[2]

	(5)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[4]

	(6)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[3]

(m)		Not applicable.

(n)		Not applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics for The Commerce Funds.[7]

	(2)	Code of Ethics for Commerce Investment Advisors, Inc.[15]

	(3)	Code of Ethics for Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International.[15]

1.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 30, 1995.
2.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-lA filed on September 16, 1997.
3.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on October 18, 2000.
4.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-lA filed on December 15, 2000.
5.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-lA filed on February 28, 2002.
6.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2004.
7.	Filed electronically as Exhibit (o)(1) and incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed on December 23, 2004.
8.	Filed electronically as an Exhibit (except for Exhibit (p)(2); (p)(3); and (p)(4), which were filed as Exhibit (o)(2); (o)(3); and (o)(4), respectively) and incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2005.

9.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on December 28, 2005.
10.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2006.
11.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2007.
12.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2008.
13.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2009.
14.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on December 22, 2009.
15.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2011.
16.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2012.
17.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on February 22, 2013.
18.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2014.
19.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2015.
20.	Filed herewith.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Registrant is controlled by its Board of Trustees. As of the date of this Registration Statement, no person is controlled by or under common control with the Registrant.

Item 30. INDEMNIFICATION

Section XIII of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. (“Goldman”) provides for indemnification of Goldman in connection with certain claims and liabilities to which Goldman, in its capacity as Registrant’s Distributor, may be subject. Copies of the Distribution Agreement are incorporated herein by reference as Exhibits 28(e)(1), (2), (3) and (4), respectively.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

In addition, Section 10.2 of Registrant’s Trust Instrument, a copy of which is incorporated herein by reference as Exhibit 28(a), provides for indemnification of the Trustees and officers as follows:

Section 10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter or willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Section 10.3 of Registrant’s Trust Instrument provides for indemnification of shareholders as follows:

Section 10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Commerce Investment Advisors, Inc., the Registrant’s investment adviser, provides a comprehensive range of financial services.

(b) Set forth below is a list of all of the directors and senior executive officers of Commerce Investment Advisors, Inc. and, with respect to each such person, the name and business address of the company or companies (if any) with which such person has been connected at any time since November 1, 2013, as well as the capacity in which such person was connected.

Name and Position with Commerce Investment Advisors, Inc.	Name and Principal Business Address of Other Company	Connection with Other Company

Mr. Vernon R. Stranghoener Director	Commerce Bank 8000 Forsyth Clayton, MO 63105	President of The Commerce Trust Company, a division of Commerce Bank

Mr. J.J. Landers Carnal, CFA President, Chief Investment Officer, & Director	Commerce Bank 8000 Forsyth Clayton, MO 63105	Executive Vice President

Mr. Bruce L. Talen Senior Vice President & Chief Legal Officer	Commerce Bank 8000 Forsyth Clayton, MO 63105	Senior Vice President

Ms. Cathleen M. Arshadi Senior Vice President & Treasurer	Commerce Bank 8000 Forsyth Clayton, MO 63105	Senior Vice President

Mr. William R. Schuetter Senior Vice President, Chief Operating Officer, & Director	Commerce Bank 922 Walnut Street Kansas City, MO 64106	Senior Vice President

Ms. Angela Dew Chief Compliance Officer, Secretary, & Vice President	Commerce Bank 922 Walnut Street Kansas City, MO 64106	Assistant Vice President

Mr. Jeffrey Bolin Vice President	Commerce Bank 922 Walnut Street Kansas City, MO 64106	Assistant Vice President

Item 32. PRINCIPAL UNDERWRITERS

(a) Goldman, Sachs & Co., or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Credit Strategies Fund and Goldman Sachs Trust II. Goldman, Sachs & Co., or a division thereof, currently serves as administrator and distributor of the shares of The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of

The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
Gary D. Cohn (1)	President and Chief Operating Officer, Managing Director
Alan M. Cohen (1)	Global Head of Compliance, Managing Director
Edith Cooper (1)	Managing Director
Isabelle Ealet (3)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (2)	Managing Director
Gwen R. Libstag (1)	Managing Director
Masanori Mochida (4)	Managing Director
Timothy J. O’Neill (1)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Managing Director
Pablo J. Salame (1)	Managing Director
Jeffrey W. Schroeder (1)	Managing Director
Harvey M. Schwartz (1)	Managing Director
Michael S. Sherwood (2)	Managing Director
David M. Solomon (1)	Managing Director
Esta Stecher (1)	Managing Director
Steven H. Strongin (1)	Managing Director
Eric S. Lane(1) Stephen M. Scherr (1) Ashok Varadhan (1) Mark Schwartz (5) R. Martin Chavez (1)	Managing Director Managing Director Managing Director Managing Director Managing Director
Ken W. Hitchner (1)	Managing Director
Craig W. Broderick (1)	Managing Director
Paul M. Russo (1)	Managing Director
Michael D. Daffey (3)	Managing Director
Sarah E. Smith (1)	Managing Director
Justin G. Gmelich (1)	Managing Director
John E. Waldron (1)	Managing Director
Gregg R. Lemkau (1)	Managing Director
Marc Nachmann (1)	Managing Director
James P. Esposito (3)	Managing Director

(1)	200 West Street, New York, NY 10282

(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(4)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(5)	7 Finance Street, Xicheng District, Beijing 100140

(c) Not Applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS

(1)	Commerce Investment Advisors, Inc., 8000 Forsyth Boulevard, St. Louis, Missouri, and 922 Walnut Street, Kansas City, Missouri 64106 (records relating to their functions as investment adviser and co-administrator to each of Registrant’s investment portfolios).

(2)	Goldman, Sachs & Co., 200 West Street, New York, New York 10282 (records relating to its function as co-administrator and distributor to each of Registrant’s investment portfolios).

(3)	State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111 (records relating to its function as custodian, transfer agent, and fund accountant to each of Registrant’s investment portfolios).

(4)	Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996 (Registrant’s Trust Instrument, By-Laws and minute books).

Item 34. MANAGEMENT SERVICES

Not Applicable.

Item 35. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 45 under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Kansas City, State of Missouri, on the 25th day of February, 2016.

THE COMMERCE FUNDS
Registrant

/s/ William R. Schuetter
William R. Schuetter
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 45 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Peter W. Fortner	Chief Accounting Officer	February 25, 2016
Peter W. Fortner

/s/ David L. Bodde	Lead Independent Trustee	February 25, 2016
David L. Bodde

/s/ Martin E. Galt, III	Trustee, Chairman	February 25, 2016
Martin E. Galt, III

/s/ Charles W. Peffer	Trustee	February 25, 2016
Charles W. Peffer

/s/ James M. Snowden, Jr.	Trustee	February 25, 2016
James M. Snowden, Jr.

THE COMMERCE FUNDS

EXHIBIT INDEX

Exhibits

(b)	Amended and Restated By-Laws.

(d)(4)	Fee Reduction Commitment dated August 25, 2015 by Commerce Investment Advisors, Inc. relating to the Growth and MidCap Growth Funds.

(d)(5)	Amended and Restated Waiver and Reimbursement Agreement dated January 22, 2016 between the Registrant and Commerce Investment Advisors, Inc.

(e)(4)	Addendum No. 4 to Distribution Agreement between Registrant and Goldman, Sachs & Co.

(h)(2)	Amended and Restated Schedules to the Co-Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.

(h)(3)	Amended and Restated Enhanced Accounting and Administrative Services Agreement dated November 1, 2015 between Registrant and State Street Bank and Trust Company.

(h)(10)	Amended and Restated Shareholder Administrative Services Plan and related Servicing Agreements.

(i)	Opinion and consent of Drinker Biddle & Reath LLP.

(j)(2)	Consent of KPMG LLP.